                                                                               .
                                                                               .
                                                                               .

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                           CREDIT QUALITY       6
               SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE STATES       7
                         TOP FIVE SECTORS       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      33
            NOTES TO FINANCIAL STATEMENTS      39

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      48
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      49

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES      B SHARES      C SHARES
----------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.53%         0.15%         0.10%
----------------------------------------------------------------------------------
Six-month total return(2)                -4.24%        -3.75%        -0.87%
----------------------------------------------------------------------------------
One-year total return(2)                  4.93%         5.27%         8.22%
----------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.30%         4.25%         4.48%
----------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.20%           N/A           N/A
----------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.90%         5.02%(3)      4.59%
----------------------------------------------------------------------------------
Commencement date                      12/14/84      05/03/93      08/13/93
----------------------------------------------------------------------------------
Distribution rate(4)                      3.75%         3.19%         3.20%
----------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.11%         5.20%         5.21%
----------------------------------------------------------------------------------
SEC Yield(6)                              3.21%         2.62%         2.62%
----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of March 31, 2003
- AAA/Aaa............   100%   [PIE CHART]
As of September 30, 2002
- AAA/Aaa............   100%   [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
10/02                                                                     $0.0630                            $0.0000
11/02                                                                     $0.0630                            $0.0000
12/02                                                                     $0.0630                            $0.1786
1/03                                                                      $0.0630                            $0.0000
2/03                                                                      $0.0630                            $0.0000
3/03                                                                      $0.0630                            $0.0000

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2003)

Illinois                                                    15.7%
---------------------------------------------------------------------
Texas                                                       10.5%
---------------------------------------------------------------------
Florida                                                      9.7%
---------------------------------------------------------------------
Washington                                                   6.7%
---------------------------------------------------------------------
California                                                   6.2%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
Water & Sewer                                                               13.7%                              16.3%
Public Education                                                            13.0%                              14.2%
Transportation                                                               9.7%                              11.1%
General Purpose                                                              9.7%                              10.1%
Wholesale Electric                                                           9.6%                               9.8%

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JAMES F. WILLISON, MANAGING DIRECTOR; JOSEPH R. ARCIERI, EXECUTIVE DIRECTOR; AND JOSEPH A. PIRARO, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT DURING THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board's (the Fed) widely anticipated rate cut in November led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb all of the issuance. Investors wary of volatility in the equity and corporate bond markets flocked to perceived "safe haven" investments, which provided much of the impetus for falling interest rates. In doing so, they bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less appealing. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement feature made municipal bonds even more attractive.

    The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Many municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly $90 billion in 2003. Because of these challenges, investors seemed to prefer issues that were backed directly by revenues as opposed to general obligations backed by tax receipts. Corporate-related bonds also generally performed poorly.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.6300 per Class A share translates to a distribution rate of 3.75 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of 0.53 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.20 percent for the same period.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE FUND?

A   With interest rates at such low
levels, we moved to attempt to protect the fund from any sudden increases in rates. One of the main ways we accomplished this was to reduce the fund's duration below its benchmark index. We also boosted the fund's exposure to bonds with structural characteristics that made them more likely to weather interest rate volatility relatively well. Many of our purchases, therefore, were concentrated in bonds that feature the premium coupons of longer maturities while trading to a shorter, more intermediate call date. In the event of rising interest rates, these bonds offer the dual cushion of potentially strong income, which helps to offset capital losses, and moderate interest-rate vulnerability. Their income stream alone makes them an appealing investment whether rates fall or remain stable.

    While we were somewhat concerned about an eventual increase in interest rates, we were also wary of the near-term economic prospects for municipalities. Their poor revenue prospects led us to focus our purchases on bonds in sectors where revenues were tied to specific projects rather than tax receipts. We also tended to avoid bonds that were backed by corporate revenues.

    Looking at the fund on a geographic basis, we continued our strategy of giving preference to bonds issued by so-called "specialty" states. These are states where bond income is double tax-exempt for in-state investors. Two of these states, California and New York, were especially active in issuing new debt during the period. We bought several bonds from these states to take advantage of the resulting dip in price for both states' securities.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We anticipate that the economy
will likely return to positive growth with the successful completion of Operation Iraqi Freedom. Once that happens, interest rates may begin to climb from their current lows. Municipal issuance is likely to remain strong as local authorities attempt to meet their funding needs. We believe that the portfolio is well positioned for both rising and stable interest-rate environments. As always, we will continue to adjust the fund's investment profile to capture emerging opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  98.8%
           ALABAMA  5.3%
$ 2,010    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd).................   5.500%   10/01/10  $    2,304,405
  1,255    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd).................   5.375    10/01/14       1,397,254
  4,135    Alabama St Brd Ed Tuit Rev John C Calhoun
           Cmty College A (FGIC Insd) (a)............   5.250    05/01/23       4,358,290
  1,790    Alabama St Univ Rev Gen Tuit & Fee Ser B
           (MBIA Insd)...............................   5.250    03/01/28       1,865,878
  1,860    Alabama St Univ Rev Gen Tuit & Fee Ser B
           (MBIA Insd)...............................   5.250    03/01/33       1,935,442
  1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
           Insd).....................................   5.500    08/15/13       1,707,161
  1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd).....................   6.750    08/15/17       2,184,517
  3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd).....................................   5.400    06/01/22       3,288,761
  3,000    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd).....................................   5.500    06/01/27       3,165,630
 15,300    Jefferson Cnty, AL Swr Rev Cap Impt Wt Ser
           B (FGIC Insd).............................   5.000    02/01/41      15,315,912
 16,470    Jefferson Cnty, AL Swr Rev Cap Impt Wt Ser
           B (FGIC Insd).............................   5.125    02/01/42      16,701,898
  1,000    Jefferson Cnty, AL Swr Rev Cap Impt Wt Ser
           D (FGIC Insd).............................   5.000    02/01/42       1,001,040
  4,000    Mobile, AL Wt Rfdg (AMBAC Insd)...........   5.375    08/15/13       4,526,720
  1,000    Mobile, AL Wtr & Swr Commr Wt (FGIC
           Insd).....................................   5.250    01/01/20       1,063,720
  5,500    Morgan Cnty Decatur, AL Hlthcare Auth Hosp
           Rev Decatur Gen Hosp Rfdg (Connie Lee
           Insd).....................................   6.250    03/01/13       5,808,220
  2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
           (FSA Insd)................................   6.500    04/01/16       2,569,104
                                                                           --------------
                                                                               69,193,952
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           ALASKA  0.5%
$ 4,130    Anchorage, AK Ser A (FGIC Insd)...........   5.500%   06/01/17  $    4,556,216
  1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)...   6.000    09/01/19       1,649,480
                                                                           --------------
                                                                                6,205,696
                                                                           --------------
           ARIZONA  1.0%
  1,000    Arizona Sch Fac Brd Ctf Part Ser A (MBIA
           Insd).....................................   5.250    09/01/17       1,097,600
  2,900    Arizona Tourism & Sports Auth Multi Purp
           Stad Fac Ser A (MBIA Insd)................   5.375    07/01/22       3,124,837
  1,000    Maricopa Cnty, AZ Sch Dist 11 Rfdg (FSA
           Insd).....................................   5.000    07/01/15       1,108,840
  1,080    Maricopa Cnty, AZ Sch Dist 41 Rfdg (FSA
           Insd).....................................   4.600    07/01/14       1,148,969
  1,595    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
           (FGIC Insd)...............................   5.250    07/01/18       1,798,442
  1,000    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Elec Pwr Co
           Ser A Rfdg (FSA Insd).....................   7.250    07/15/10       1,055,850
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd)..........   6.000    09/01/12       2,138,400
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd)..........   6.125    09/01/17       2,022,650
                                                                           --------------
                                                                               13,495,588
                                                                           --------------
           ARKANSAS  0.5%
  6,550    Little Rock, AR Sch Dist Ser B Rfdg (FSA
           Insd).....................................   5.500    02/01/25       6,937,105
                                                                           --------------

           CALIFORNIA  6.2%
  2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
           Redev Agy Pool Rev Ser A (FSA Insd).......   6.000    12/15/14       3,089,526
  5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
           Ser A (Prerefunded @ 06/01/03) (MBIA
           Insd).....................................   5.650    06/01/15       5,130,950
  3,000    Burbank, CA Pub Fin Auth Golden State
           Redev Proj Ser A (AMBAC Insd).............   5.250    12/01/20       3,237,600
  2,060    Burbank, CA Pub Fin Auth Golden State
           Redev Proj Ser A (AMBAC Insd).............   5.250    12/01/21       2,204,942
  5,000    California St (XLCA Insd).................   5.000    10/01/28       5,069,850
  3,000    California St (CIFG Insd).................   5.000    02/01/29       3,039,360
 10,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................   5.500    05/01/16      11,212,200

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 5,000    California St Dept Wtr Res Pwr Ser A (XLCA
           Insd).....................................   5.375%   05/01/17  $    5,487,850
  5,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................   5.375    05/01/18       5,483,900
  3,000    California St Pub Wks Brd UCLA Replacement
           Hosp Ser A (FSA Insd).....................   5.375    10/01/20       3,243,270
  3,000    California St Pub Wks Brd UCLA Replacement
           Hosp Ser A (FSA Insd).....................   5.000    10/01/22       3,090,360
  3,000    Cerritos, CA Pub Fin Auth Rev Tax Alloc
           Redev Proj Ser A (AMBAC Insd).............   5.000    11/01/21       3,179,280
  3,000    Chino, CA Ctf Part Redev Agy (MBIA
           Insd).....................................   6.200    09/01/18       3,118,320
    425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd).....................................   6.700    08/01/21         544,897
    265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
           (MBIA Insd)...............................   5.750    08/01/19         312,316
  6,500    Grossmont, CA Uni High Sch Dist Ctf Part
           (MBIA Insd)...............................    *       11/15/21       1,881,555
  3,005    Poway, CA Ctf Part City Office Bldg Proj
           (AMBAC Insd)..............................   5.000    01/01/23       3,092,415
  9,285    San Jose, CA Arpt Rev Ser A Rfdg (FSA
           Insd).....................................   5.375    03/01/18      10,205,608
  2,000    Santa Rosa, CA Wastewtr Rev Cap Apprec Ser
           B (AMBAC Insd)............................    *       09/01/19         894,060
  1,250    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
           Insd).....................................   5.900    02/01/17       1,492,275
  3,000    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
           Insd).....................................   5.900    08/01/25       3,524,280
  2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
           Rev Cmnty Fac Rfdg (FSA Insd).............   6.500    09/01/14       2,248,860
                                                                           --------------
                                                                               80,783,674
                                                                           --------------
           COLORADO  3.3%
  4,325    Adams & Arapahoe Cntys, CO Sch Dist 28 Ser
           A (FSA Insd)..............................   5.000    12/01/22       4,493,329
  2,000    Adams Cnty, CO Sch Dist No 012 Adams 12
           Five Star Sch Ser A (FSA Insd)............   5.500    12/15/22       2,177,900
  2,000    Arapahoe, CO Pk & Rec Dist (FGIC Insd)....   5.250    12/01/22       2,128,500
  1,465    Colorado St Brd Governors Univ & Impt Ser
           A Rfdg (AMBAC Insd).......................   5.250    03/01/16       1,623,132
  2,035    Colorado St Colleges Brd Ser B Rfdg (MBIA
           Insd).....................................   5.000    05/15/22       2,111,028

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           COLORADO (CONTINUED)
$11,850    Denver, CO City & Cnty Arpt Rev Ser A
           (MBIA Insd)...............................   5.700%   11/15/25  $   12,720,501
  3,955    Denver, CO City & Cnty Ctf Part Ser B
           (AMBAC Insd)..............................   5.200    12/01/14       4,345,003
  2,050    Thornton, CO Cap Apprec Wtr Rfdg (FGIC
           Insd).....................................    *       12/01/11       1,457,365
  1,275    Thornton, CO Ctf Part (AMBAC Insd)........   5.375    12/01/19       1,394,531
  2,925    Thornton, CO Ctf Part (AMBAC Insd)........   5.375    12/01/20       3,179,826
  3,080    Thornton, CO Ctf Part (AMBAC Insd)........   5.375    12/01/21       3,325,507
  1,650    Thornton, CO Ctf Part (AMBAC Insd)........   5.375    12/01/22       1,772,100
  2,000    Westminster, CO Wtr & Wastewtr Util
           Enterprise Rev (Prerefunded @ 12/01/04)
           (AMBAC Insd)..............................   6.250    12/01/14       2,147,820
                                                                           --------------
                                                                               42,876,542
                                                                           --------------
           DISTRICT OF COLUMBIA  0.2%
  1,000    District Columbia Ctf Part (AMBAC Insd)...   5.250    01/01/10       1,104,660
  2,000    District Columbia Ctf Part (AMBAC Insd)...   5.250    01/01/13       2,197,540
                                                                           --------------
                                                                                3,302,200
                                                                           --------------
           FLORIDA  9.6%
  1,000    Brevard Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd) (b)..........................   5.400    07/01/12       1,142,180
  2,000    Brevard Cnty, FL Util Rev Rfdg (FGIC
           Insd).....................................   5.250    03/01/12       2,256,720
  7,055    Broward Cnty, FL Sch Brd Ctf (MBIA
           Insd).....................................   5.250    07/01/17       7,755,844
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd).....................................   5.600    10/01/26         530,805
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged
           From Univ of Miami Ser B (MBIA Insd)......   5.750    04/01/20       1,114,100
  2,095    Dade Cnty, FL Rfdg (FGIC Insd)............  12.000    10/01/04       2,423,328
    500    Dade Cnty, FL Sch Dist (MBIA Insd)........   5.000    02/15/13         539,955
  1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
           Insd).....................................   8.000    10/01/06       1,534,513
  1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
           Insd).....................................   8.000    10/01/07       1,703,914
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd).....................................   5.375    10/01/16         827,730
    995    Daytona Beach, FL Util Sys Rev Ser D Rfdg
           (FSA Insd)................................   3.850    11/15/11       1,026,084
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd).....................................   5.950    07/01/20       1,373,100
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd)...............................   5.250    01/01/24       1,042,400

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC
           Insd).....................................   5.125%   02/01/31  $    1,024,460
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd).....................................   5.750    11/01/14         662,015
  1,185    Florida St Brd of Ed Cap Outlay Pub Ed Ser
           C (FGIC Insd).............................   5.000    06/01/23       1,219,602
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser
           C (FGIC Insd).............................   5.750    06/01/29       2,180,860
  1,250    Florida St Brd of Ed Lottery Rev Ser A
           (FGIC Insd)...............................   6.000    07/01/12       1,458,037
  1,000    Florida St Brd of Ed Lottery Rev Ser A
           (FGIC Insd)...............................   6.000    07/01/14       1,170,220
  2,750    Florida St Brd of Ed Lottery Rev Ser B
           (FGIC Insd)...............................   5.250    07/01/13       3,034,460
    750    Florida St Brd of Reg Hsg Rev (MBIA
           Insd).....................................   5.750    07/01/14         860,887
  1,365    Florida St Correctional Privatization
           Commn Ctf Part (MBIA Insd)................   5.375    08/01/14       1,530,875
  1,750    Florida St Div Bd Fin Dept Gen Svc Rev
           Dept Environmental Prot Presvtn 2000 Ser A
           (AMBAC Insd)..............................   5.000    07/01/12       1,902,495
  1,500    Florida St Div Bd Fin Dept Gen Svc Rev
           Dept Environmental Prot Presvtn 2000 Ser B
           (FSA Insd)................................   5.250    07/01/11       1,660,980
  1,000    Florida St Muni Pwr Agy Rev Stanton Proj
           Rfdg (FSA Insd)...........................   5.500    10/01/14       1,140,930
  2,080    Florida St Muni Pwr Agy Rev Stanton Proj
           Rfdg (FSA Insd)...........................   5.500    10/01/15       2,360,654
    500    Gulf Breeze, FL Rev Loc Govt (FGIC
           Insd).....................................   5.650    12/01/20         553,515
  1,340    Gulf Breeze, FL Rev Venice Loc Govt (FGIC
           Insd).....................................   5.150    12/01/20       1,454,892
  1,480    Hillsborough Cnty, FL Sch Brd (AMBAC
           Insd).....................................   5.375    10/01/16       1,634,956
  1,300    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd)..............................   5.500    08/01/11       1,494,870
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd).....................................   6.100    10/01/18       1,138,630
  1,000    Jacksonville, FL Cap Impt Rev Crossover
           Ser B Rfdg (AMBAC Insd)...................   5.250    10/01/14       1,120,230
  3,210    Jacksonville, FL Cap Impt Rev Crossover
           Ser B Rfdg (AMBAC Insd)...................   5.250    10/01/15       3,568,782

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,750    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA
           Insd).....................................   5.375%   10/01/30  $    1,832,670
  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
           Ser D (Escrowed to Maturity) (AMBAC
           Insd).....................................    *       10/01/13         650,140
  5,500    Key West, FL Util Brd Elec Rev Rfdg (AMBAC
           Insd).....................................   6.000    10/01/12       6,577,120
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd).....................................   5.500    10/01/14       1,694,805
    835    Martin Cnty, FL Cons Util Sys Rev
           (Escrowed to Maturity) (FGIC Insd)........   5.750    10/01/08         902,251
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami
           Childrens Hosp Ser A Rfdg (AMBAC Insd)....   5.125    08/15/26       1,029,190
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A
           (Prerefunded @ 05/01/11) (MBIA Insd)......   5.000    05/01/20       1,120,970
  1,000    Miami-Dade Cnty, FL Sch Dist Rfdg (FSA
           Insd).....................................   5.375    08/01/13       1,144,460
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd)......   6.750    10/01/25         546,160
  1,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd)..............................   5.250    08/01/14       1,123,800
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd)..........   5.125    04/01/19       1,062,950
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd)..........   5.125    04/01/20       1,056,070
  1,000    Palm Beach Cnty, FL Pub Impt Rev
           Convention Ctr Proj (FGIC Insd)...........   5.125    11/01/30       1,028,630
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (AMBAC Insd)..............................   5.500    08/01/16       1,121,990
    800    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (AMBAC Insd)..............................   5.125    08/01/26         825,096
    750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd).....   6.375    08/01/15         809,025
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
           Insd).....................................   5.000    08/01/21       4,167,840
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
           Insd).....................................   5.000    08/01/22       4,140,000
  1,000    Pembroke Pines, FL Charter Sch Ser A (MBIA
           Insd).....................................   5.000    07/01/26       1,022,600
    750    Polk Cnty, FL Sch Brd Ctf Part Master
           Lease Ser A (FSA Insd)....................   5.500    01/01/16         835,372

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,900    Port Palm Beach Dist FL Rev Impt Rfdg
           (XLCA Insd)...............................    *       09/01/25  $      592,667
  1,550    Port Palm Beach Dist FL Rev Impt Rfdg
           (XLCA Insd)...............................    *       09/01/26         457,963
  1,000    Port Saint Lucie, FL Spl Assmt Rev Util
           Svc Area No 3 & 4A (MBIA Insd)............   5.000%   10/01/18       1,049,680
  1,000    Reedy Creek, FL Impt Dist FL Ser 2 Rfdg
           (MBIA Insd)...............................   5.500    10/01/13       1,128,400
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd)..............................   5.500    06/01/12       1,136,460
    535    Saint Johns Cnty, FL Indl Dev Auth
           Professional Golf Proj Rfdg (MBIA Insd)...   5.250    09/01/12         604,133
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
           (FSA Insd)................................   5.000    07/01/21       1,041,650
  3,725    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
           (MBIA Insd)...............................    *       07/01/18       1,795,003
    750    Sarasota Cnty, FL Util Sys Rev
           (Prerefunded @ 10/01/04) (FGIC Insd)......   6.500    10/01/14         823,830
  1,515    Seminole Cnty, FL Sales Tax Rev (FGIC
           Insd).....................................   5.375    10/01/16       1,684,513
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC
           Insd).....................................   5.200    10/01/22       4,284,600
 10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
           Mem Regl Med Ser A Rfdg (MBIA Insd) (b)...   6.625    12/01/13      10,975,500
  1,890    Tampa Bay, FL Sales Tax Rev Ser A (AMBAC
           Insd).....................................   5.375    10/01/17       2,087,051
  1,000    Tampa Bay, FL Wtr Util Sys Rev
           (Prerefunded @ 10/01/11) (FGIC Insd)......   5.500    10/01/12       1,155,090
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd).....................................   5.125    10/01/10       1,388,650
  1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
           Insd).....................................   5.200    11/01/25       1,041,390
  2,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
           Insd).....................................   5.000    11/01/32       2,037,820
  3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
           Embry Riddle Ser B Rfdg (AMBAC Insd)......   5.250    10/15/19       3,996,002

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
           Embry Riddle Ser B Rfdg (AMBAC Insd)......   5.250%   10/15/22  $    1,057,960
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp
           Fac Mem Hlth Impt & Rfdg (AMBAC Insd).....   5.750    11/15/13         539,535
                                                                           --------------
                                                                              126,012,059
                                                                           --------------
           GEORGIA  3.2%
  1,800    Athens, GA Hsg Auth Student East Campus
           Hsg Rfdg (AMBAC Insd).....................   5.250    12/01/18       1,952,514
  4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
           Gen Ser B (BIGI Insd).....................    *       01/01/08       3,614,442
  4,000    Georgia Muni Elec Auth Pwr Rev Gen Ser A
           (MBIA Insd)...............................   6.500    01/01/12       4,706,960
 14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
           (AMBAC Insd)..............................   6.400    01/01/13      17,601,558
  9,590    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
           Insd).....................................   6.500    01/01/17      11,875,393
    860    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (AMBAC Insd).......   6.400    01/01/13       1,039,534
    410    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (MBIA Insd)........   6.500    01/01/17         511,278
                                                                           --------------
                                                                               41,301,679
                                                                           --------------
           HAWAII  1.0%
 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)...   6.400    07/01/08      13,207,672
                                                                           --------------

           ILLINOIS  15.5%
  2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)...............................    *       01/01/19       1,012,897
  2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)...............................    *       01/01/20       1,114,501
  1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (Prerefunded @ 01/01/10)
           (FGIC Insd)...............................    *       01/01/15       1,003,270
  6,225    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)....................    *       12/01/15       3,494,777
  2,845    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)....................    *       12/01/19       1,243,094
  1,500    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/19         655,410
  1,020    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/25         300,298

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 8,000    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/29  $    1,871,760
  3,250    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/30         720,070
  5,000    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd).....................................    *       01/01/27       1,391,050
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)........................... 0/5.700%   01/01/25       1,772,080
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)........................... 0/5.750    01/01/29       1,769,140
  2,500    Chicago, IL Park Dist Ser C (FGIC Insd)...   5.500    01/01/19       2,723,550
  1,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...   5.500    01/01/15       1,677,150
 10,000    Chicago, IL Proj Ser A Rfdg (FGIC Insd)...   5.375    01/01/34      10,388,700
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...   5.500    01/01/38       5,296,750
  5,000    Chicago, IL Proj Ser A Rfdg (AMBAC
           Insd).....................................   5.625    01/01/39       5,368,550
  2,720    Chicago, IL Pub Bldg Comm Bldg Rev Chicago
           Trans Auth (Prerefunded @ 01/01/05) (AMBAC
           Insd).....................................   6.600    01/01/15       2,967,330
  5,000    Chicago, IL Sales Tax Rev (Prerefunded @
           01/01/09) (FGIC Insd).....................   5.375    01/01/30       5,714,650
  3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
           Insd).....................................    *       11/01/10       2,457,045
  2,300    Chicago, IL Wtr Rev (FGIC Insd)...........   5.250    11/01/27       2,371,093
  8,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd)..............   8.750    01/01/04       8,930,884
  2,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd)..............   8.750    01/01/05       2,762,457
  3,500    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd)..............   8.750    01/01/07       4,296,950
  2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
           Palatine Cap Apprec (FSA Insd)............    *       12/01/10       1,538,332
  2,895    Cook Cnty, IL Cmnty Sch Dist Ser B (FGIC
           Insd).....................................   9.000    12/01/14       4,238,830
  3,155    Cook Cnty, IL Cmnty Sch Dist Ser B (FGIC
           Insd).....................................   9.000    12/01/15       4,684,260
  1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South
           (FSA Insd)................................   8.200    12/01/14       2,094,915
  1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South
           (FSA Insd)................................   8.100    12/01/16       2,503,566
  2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)...............................    *       12/01/17       1,291,767

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)...............................    *       12/01/18  $    1,394,322
  4,210    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)...............................    *       12/01/19       1,839,517
  4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)...............................    *       12/01/20       1,660,783
  3,000    Du Page Cnty, IL Cmnty High Sch (FSA
           Insd).....................................   5.600%   01/01/22       3,297,930
  2,045    Grundy Kendall & Will Cntys (AMBAC Insd)..   5.500    05/01/17       2,251,300
  1,860    Grundy Kendall & Will Cntys (AMBAC Insd)..   5.500    05/01/20       2,015,589
  1,180    Grundy Kendall & Will Cntys (AMBAC Insd)..   5.500    05/01/21       1,272,854
 10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
           Comwlth Edison Co Proj Ser D Rfdg (AMBAC
           Insd).....................................   6.750    03/01/15      11,145,800
 35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
           Pwr Co Proj Ser B First Mtg Rfdg (MBIA
           Insd).....................................   7.400    12/01/24      38,888,150
  2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
           Rockford Sch 205 (FSA Insd)...............   6.650    02/01/11       2,423,820
  5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
           Rockford Sch 205 (FSA Insd)...............   6.650    02/01/12       5,768,650
  2,000    Illinois Ed Fac Auth Rev DePaul Univ
           (AMBAC Insd)..............................   5.625    10/01/14       2,272,380
    467    Illinois Hlth Fac Auth Rev Cmnty Prov
           Pooled Pgm Ser B (MBIA Insd)..............   7.900    08/15/03         469,601
  2,000    Illinois Medical Dist (MBIA Insd).........   5.250    06/01/32       2,077,260
  3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev
           Rfdg (FSA Insd)...........................   5.000    02/01/21       3,578,785
  2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd).....    *       12/01/13       1,706,481
  1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd).....    *       12/01/14         714,828
  2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Ser A (FGIC Insd)................   6.000    12/01/20       2,863,650
  3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
           Antioch Cap Apprec Ser B (FGIC Insd)......    *       12/01/10       2,949,405
  6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
           Waukegan Cap Apprec Ser A (FSA Insd)......    *       12/01/17       3,367,025
  3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
           Lake Zurich Cap Apprec (FGIC Insd)........    *       12/01/15       1,782,477

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
           Dist No 158 Cap Apprec (FGIC Insd)........    *       01/01/17  $    1,545,990
  4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
           Dist No 158 Cap Apprec (FGIC Insd)........    *       01/01/18       1,936,240
  1,735    McHenry Cnty, IL Cmnty High Sch Dist No
           154 Cap Apprec (FGIC Insd)................    *       01/01/15       1,015,600
  2,080    McHenry Cnty, IL Cmnty High Sch Dist No
           154 Cap Apprec (FGIC Insd)................    *       01/01/16       1,146,038
  1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
           Insd).....................................   5.500%   02/01/16       1,105,270
  1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
           Insd).....................................   5.500    02/01/17       1,460,606
  6,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Place Expansion Ser A
           (MBIA Insd)...............................   5.250    06/15/42       6,198,780
  2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
           Ser A (MBIA Insd).........................    *       04/01/20         848,200
  5,005    University IL Ctf Part South Farms Proj
           (FGIC Insd)...............................   5.250    09/01/20       5,333,378
  1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
           Insd).....................................   5.000    12/01/16       1,598,424
                                                                           --------------
                                                                              203,584,259
                                                                           --------------
           INDIANA  2.6%
  1,785    Center Grove, IN 2000 Bldg First Mtg
           (AMBAC Insd)..............................   5.500    07/15/17       1,962,286
  1,885    Center Grove, IN 2000 Bldg First Mtg
           (AMBAC Insd)..............................   5.500    07/15/18       2,059,739
  2,500    Evansville Vanderburgh, IN Pub Lease Corp
           First Mtg (MBIA Insd).....................   5.750    07/15/18       2,761,850
  3,220    Evansville, IN Swr Wks Rev Ser A Rfdg
           (AMBAC Insd)..............................   5.000    07/01/19       3,400,932
  1,855    Hamilton Southeastern, IN Cons First Mtg
           (FSA Insd)................................   5.500    07/15/16       2,051,611
  1,075    Hamilton Southeastern, IN Cons First Mtg
           (FSA Insd)................................   5.500    01/15/19       1,166,805
  1,605    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
           Maturity) (AMBAC Insd)....................   9.750    08/01/09       2,025,959
  5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
           Hosp Proj Impt & Rfdg (MBIA Insd).........   6.400    05/01/12       5,124,350
  2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
           Insd).....................................   5.750    08/01/11       2,664,469

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           INDIANA (CONTINUED)
$ 1,605    Mount Vernon of Hancock Cnty First Mtg Ser
           B (AMBAC Insd)............................   5.500%   07/15/16  $    1,775,114
  1,695    Mount Vernon of Hancock Cnty First Mtg Ser
           B (AMBAC Insd)............................   5.500    07/15/17       1,862,093
  4,000    New Albany Floyd Cnty, IN Sch First Mtg
           (FGIC Insd)...............................   5.750    07/15/20       4,464,360
  2,230    Northwest Allen Cnty, IN First Mtg (MBIA
           Insd).....................................   5.250    07/15/19       2,401,621
                                                                           --------------
                                                                               33,721,189
                                                                           --------------
           IOWA  0.2%
  2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
           Hosp Proj (FSA Insd)......................   5.750    07/01/17       2,612,856
                                                                           --------------

           KANSAS  1.4%
 16,750    Burlington, KS Pollutn Ctl Rev KS Gas &
           Elec Co Proj Rfdg (MBIA Insd).............   7.000    06/01/31      17,562,375
  1,000    Dodge, KS Uni Sch Dist No 443 Rfdg (FGIC
           Insd).....................................   5.000    09/01/12       1,112,800
                                                                           --------------
                                                                               18,675,175
                                                                           --------------
           LOUISIANA  2.2%
  4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
           Hosp Rev Lake Charles Mem Hosp Proj Ser A
           (Connie Lee Insd).........................   6.375    12/01/12       4,871,090
  5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
           Hosp Rev Lake Charles Mem Hosp Proj Ser A
           (Connie Lee Insd).........................   6.500    12/01/18       6,859,246
  1,375    Greater New Orleans Expwy Impt Rfdg (AMBAC
           Insd) (a).................................   5.250    11/01/15       1,539,093
  1,450    Greater New Orleans Expwy Impt Rfdg (AMBAC
           Insd) (a).................................   5.250    11/01/16       1,611,052
  1,525    Greater New Orleans Expwy Impt Rfdg (AMBAC
           Insd) (a).................................   5.250    11/01/17       1,680,504
  1,930    Louisiana Loc Govt Environment Fac Corp
           Proj (MBIA Insd)..........................   5.375    12/01/16       2,148,283
  2,035    Louisiana Loc Govt Environment Fac Corp
           Proj (MBIA Insd)..........................   5.375    12/01/17       2,247,942
  2,150    Louisiana Loc Govt Environment Fac Corp
           Proj (MBIA Insd)..........................   5.375    12/01/18       2,358,744
  2,265    Louisiana Loc Govt Environment Fac Corp
           Proj (MBIA Insd)..........................   5.375    12/01/19       2,466,064

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           LOUISIANA (CONTINUED)
$ 2,395    Louisiana Loc Govt Environment Fac Corp
           Proj (MBIA Insd)..........................   5.375%   12/01/20  $    2,589,857
  3,165    New Orleans, LA Home Mtg Auth Single
           Family Mtg Rev 1985 Ser A (MBIA Insd).....    *       09/15/16         798,435
                                                                           --------------
                                                                               29,170,310
                                                                           --------------
           MASSACHUSETTS  1.9%
  4,000    Massachusetts Muni Whsl Elec Co Nuclear
           Mix 1-A (MBIA Insd).......................   5.250    07/01/13       4,434,760
  2,500    Massachusetts Muni Whsl Elec Co Proj No
           6-A (MBIA Insd)...........................   5.250    07/01/16       2,726,000
  2,815    Massachusetts St College Bldg Xl Cap Assur
           Ser A Rfdg (XLCA Insd)....................   5.250    05/01/20       3,006,870
 10,000    Massachusetts St Cons Ln Ser B
           (Prerefunded @ 03/01/12) (FSA Insd).......   5.500    03/01/19      11,409,200
  1,750    Massachusetts St Cons Ln Ser D (MBIA
           Insd).....................................   5.250    11/01/19       1,874,040
  1,700    Massachusetts St Hlth & Ed Fac Auth Rev Mt
           Auburn Hosp Ser B1 (MBIA Insd)............   6.250    08/15/14       1,826,480
                                                                           --------------
                                                                               25,277,350
                                                                           --------------
           MICHIGAN  1.4%
  2,630    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
           A (MBIA Insd).............................   5.250    07/01/19       2,838,585
  2,655    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
           C Rfdg (MBIA Insd)........................   5.250    07/01/17       2,911,765
  1,400    Huron, MI Sch Dist (FSA Insd).............   5.250    05/01/21       1,479,674
  1,150    Kalamazoo, MI City Sch Dist Bldg & Site
           (FSA Insd)................................   5.250    05/01/16       1,252,143
  1,100    Michigan St Hsg Dev Auth Rental Hsg Rev
           Ser B (AMBAC Insd)........................   5.000    04/01/04       1,131,680
  2,500    Michigan St Strategic Fd Ltd Oblig Rev
           Detroit Ed Conv Rfdg (AMBAC Insd).........   4.850    09/01/30       2,719,425
  2,725    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
           (FGIC Insd)...............................   5.375    12/01/17       2,989,570
  3,190    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
           (FGIC Insd)...............................   5.375    12/01/20       3,431,260
                                                                           --------------
                                                                               18,754,102
                                                                           --------------
           MINNESOTA  0.1%
  1,000    Brainerd, MN Rev Evangelical Lutheran Ser
           B Rfdg (FSA Insd).........................   6.650    03/01/17       1,014,200
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           MISSISSIPPI  0.5%
$ 1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd).....................................   5.500%   02/01/08  $    1,640,124
  1,675    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd).....................................   5.500    02/01/09       1,902,968
  1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd).....................................   5.500    02/01/10       1,817,152
  1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd).....................................   8.500    02/01/13       1,372,640
                                                                           --------------
                                                                                6,732,884
                                                                           --------------
           MISSOURI  0.4%
  1,170    Mehlville, MO Sch Dist No R-9 Ctf Part Ser
           A (FSA Insd)..............................   5.500    03/01/16       1,295,997
  1,225    Mehlville, MO Sch Dist No R-9 Ctf Part Ser
           A (FSA Insd)..............................   5.500    03/01/17       1,348,162
  2,140    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser
           A (MBIA Insd).............................   5.375    07/01/17       2,357,681
                                                                           --------------
                                                                                5,001,840
                                                                           --------------
           NEVADA  1.1%
 10,000    Director St, NV Dept Business & Ind Las
           Vegas Monorail Proj First Tier (AMBAC
           Insd).....................................   5.625    01/01/32      10,712,100
  2,500    Reno, NV Cap Impt Rev (FGIC Insd).........   5.125    06/01/26       2,560,825
  1,000    Washoe County, NV Ctf Part Pub Safety
           Training Fac Proj (AMBAC Insd)............   4.800    09/01/09       1,079,870
                                                                           --------------
                                                                               14,352,795
                                                                           --------------
           NEW HAMPSHIRE  0.3%
  2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
           (Inverse Fltg) (FGIC Insd)................  12.245    11/01/17       3,366,500
                                                                           --------------

           NEW JERSEY  3.8%
  3,625    Morristown, NJ Rfdg (FSA Insd)............   6.400    08/01/14       4,083,635
  6,800    New Jersey St Trans Corp Ctf Fed Trans
           Admin Grants Ser A (Prerefunded @
           09/15/09) (AMBAC Insd)....................   5.875    09/15/12       7,998,840
 10,000    New Jersey St Trans Corp Ctf Fed Trans
           Admin Grants Ser A (AMBAC Insd)...........   5.500    09/15/13      11,521,600
  6,040    New Jersey St Trans Tr Fd Trans Sys Ser A
           (FSA Insd)................................   5.500    06/15/12       6,927,518

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 5,000    New Jersey St Trans Tr Fd Trans Sys Ser A
           (AMBAC Insd)..............................   5.500%   12/15/14  $    5,778,900
  3,000    New Jersey St Trans Tr Fd Trans Sys Ser B
           (Prerefunded @ 12/15/11) (MBIA Insd)......   6.000    12/15/17       3,584,580
  8,715    New Jersey St Trans Tr Fd Trans Sys Ser C
           (FSA Insd)................................   5.500    12/15/11      10,038,198
                                                                           --------------
                                                                               49,933,271
                                                                           --------------
           NEW YORK  3.5%
  5,000    Metropolitan Trans Auth NY Svc Contract
           Ser A Rfdg (FGIC Insd)....................   5.000    07/01/25       5,090,450
  1,920    New York City Hlth & Hosp Hlth Sys Ser A
           (FSA Insd)................................   5.000    02/15/21       1,988,774
  4,350    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Cent Proj (FSA Insd).....   6.375    11/15/14       4,750,331
 14,000    New York City Muni Wtr Fin Auth Ser B
           (MBIA Insd)...............................   5.500    06/15/27      15,004,080
  1,200    New York City Ser F (MBIA Insd)...........   5.750    08/01/12       1,389,408
  2,300    New York City Ser H (FGIC Insd)...........   6.000    08/01/12       2,707,997
  5,250    New York City Transitional Future Tax Secd
           Ser A Rfdg (FGIC Insd)....................   5.500    11/01/14       5,964,263
  5,000    New York City Transitional Future Tax Secd
           Ser D (MBIA Insd).........................   5.250    02/01/18       5,429,550
     15    New York St Med Care Fac Fin Agy Rev
           (Prerefunded @ 08/15/04) (FSA Insd).......   6.500    08/15/15          16,387
  3,275    Triborough Brdg & Tunl Auth Ser A Rfdg
           (Prerefunded @ 01/01/14) (MBIA Insd)......   5.125    01/01/16       3,690,303
                                                                           --------------
                                                                               46,031,543
                                                                           --------------
           NORTH CAROLINA  1.3%
  2,450    Dare Cnty, NC Ctf Part (AMBAC Insd).......   5.000    06/01/23       2,528,523
 10,000    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd).....................................   5.250    01/01/18      10,853,100
  3,935    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd).....................................   5.250    01/01/19       4,238,034
                                                                           --------------
                                                                               17,619,657
                                                                           --------------
           NORTH DAKOTA  0.9%
  5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
           Vly Station Rfdg (AMBAC Insd).............   7.200    06/30/13       6,265,100
  5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
           Butte Elec Coop Ser A Rfdg (AMBAC Insd)...   5.300    01/01/27       5,149,050
                                                                           --------------
                                                                               11,414,150
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           OKLAHOMA  2.4%
$ 1,355    Jenks, OK Aquarium Auth Rev First Mtg
           (MBIA Insd)...............................   6.000%   07/01/20  $    1,559,835
  3,930    McAlester, OK Pub Wks Auth Util Cap Apprec
           (FSA Insd)................................    *       02/01/33         801,720
  1,000    McAlester, OK Pub Wks Auth Util Cap Apprec
           (FSA Insd)................................    *       02/01/34         193,360
 11,000    McAlester, OK Pub Wks Auth Util Cap Apprec
           Impt & Rfdg Ser A (FSA Insd)..............    *       02/01/30       2,456,960
  2,100    Midwest City, OK Muni Auth (FSA Insd).....   5.150    06/01/15       2,266,782
  5,660    Mustang, OK Impt Auth Util Rev (FSA
           Insd).....................................   5.800    10/01/30       6,258,262
  2,020    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser
           A (FSA Insd)..............................   5.000    07/01/17       2,127,848
  4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
           (FSA Insd)................................   5.750    07/01/30       4,354,480
  2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd)..   5.500    07/01/22       2,189,360
  8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Tulsa
           Ser A (MBIA Insd).........................   5.375    10/01/31       8,627,570
                                                                           --------------
                                                                               30,836,177
                                                                           --------------
           OREGON  0.9%
  5,070    Oregon St Dept Admin Ser B Rfdg (MBIA
           Insd).....................................   5.250    05/01/12       5,699,694
  4,835    Oregon St Dept Admin Ser B Rfdg (MBIA
           Insd).....................................   5.250    05/01/17       5,262,511
  1,300    Portland, OR Arpt Rev Ser 15 Intl Arpt Ser
           A Rfdg (FGIC Insd)........................   5.000    07/01/13       1,415,193
                                                                           --------------
                                                                               12,377,398
                                                                           --------------
           PENNSYLVANIA  4.1%
  5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
           Hlth Sys Ser A (MBIA Insd)................   6.500    11/15/30       5,904,650
  4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
           Pittsburgh Mercy Hlth Sys Inc (Escrowed to
           Maturity) (AMBAC Insd)....................   5.625    08/15/26       5,369,130
  3,000    Lycoming Cnty, PA Auth College Rev PA
           College of Technology (AMBAC Insd)........   5.350    07/01/26       3,138,900
  1,375    Pennsylvania St Higher Ed Fac Auth Rev St
           Sys Higher Ed Ser P (AMBAC Insd)..........   5.000    12/15/16       1,466,369
  1,520    Philadelphia, PA Gas Wks Rev 14th Ser
           (Prerefunded @ 07/01/03) (FSA Insd).......   6.375    07/01/14       1,570,464
 12,440    Philadelphia, PA Gas Wks Rev 1975 Gen
           Ordinance 17th Ser (FSA Insd).............   5.375    07/01/17      13,994,129

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$10,615    Philadelphia, PA Gas Wks Rev 1975 Gen
           Ordinance 17th Ser (FSA Insd) (a).........   5.375%   07/01/19  $   11,612,067
  2,990    Philadelphia, PA Gas Wks Rev 1998 Gen
           Ordinance 4th Ser (FSA Insd)..............   5.250    08/01/18       3,254,735
  4,655    Philadelphia, PA Gas Wks Rev 1998 Gen
           Ordinance 4th Ser (FSA Insd)..............   5.250    08/01/21       4,958,506
  2,000    Philadelphia, PA Sch Dist Ser A (FSA
           Insd).....................................   5.500    02/01/26       2,136,060
                                                                           --------------
                                                                               53,405,010
                                                                           --------------
           SOUTH CAROLINA  0.9%
  2,430    Columbia, SC Ctf Part Tourism Dev Fee
           Pledge (AMBAC Insd).......................   5.250    06/01/19       2,623,550
  6,500    South Carolina Jobs Econ SC Elec & Gas Co
           Proj A (AMBAC Insd).......................   5.200    11/01/27       6,747,650
  1,850    South Carolina St Pub Svc Auth Rev Ser D
           Rfdg (FSA Insd)...........................   5.000    01/01/20       1,942,352
                                                                           --------------
                                                                               11,313,552
                                                                           --------------
           SOUTH DAKOTA  1.2%
  1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
           Insd).....................................   5.500    06/01/12       1,792,413
  1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
           (AMBAC Insd)..............................   5.500    11/15/12       1,130,250
  1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
           (AMBAC Insd)..............................   5.500    11/15/14       1,125,840
  5,205    South Dakota St Lease Rev Tr Ctf Ser A
           (FSA Insd)................................   6.625    09/01/12       6,386,067
  4,000    South Dakota St Lease Rev Tr Ctf Ser A
           (FSA Insd)................................   6.700    09/01/17       5,111,760
                                                                           --------------
                                                                               15,546,330
                                                                           --------------
           TENNESSEE  0.5%
  1,000    Putnam Cnty, TN Rfdg (FGIC Insd)..........   5.250    04/01/18       1,122,520
    500    Sevier Cnty, TN Rfdg (AMBAC Insd).........   4.500    04/01/16         518,165
  4,200    Tennergy Corp TN Gas Rev (MBIA Insd)......   4.125    06/01/09       4,475,772
                                                                           --------------
                                                                                6,116,457
                                                                           --------------
           TEXAS  10.3%
  1,165    Alamo, TX Cmnty College Dist Combined Fee
           Rfdg (FSA Insd)...........................   5.000    11/01/22       1,197,282
  2,150    Austin, TX Cft Oblig (MBIA Insd)..........   5.375    09/01/18       2,352,616
  2,250    Austin, TX Ctf Oblig (MBIA Insd)..........   5.375    09/01/19       2,443,770
  1,220    Austin, TX Rev Sub Lien Rfdg (MBIA
           Insd).....................................   5.250    05/15/15       1,369,670
 13,265    Austin, TX Util Sys Rev Rfdg (FSA Insd)...   5.000    11/15/11      14,447,707

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           TEXAS (CONTINUED)
$12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
           Insd).....................................    *       11/15/10  $    9,389,750
  5,000    Brazos River Auth, TX Rev Houston Ind Inc
           Proj Ser C (AMBAC Insd)...................   5.125%   05/01/19       5,261,250
  2,000    Colorado River, TX Muni Wtr Dist Sys Rfdg
           (AMBAC Insd)..............................   5.375    01/01/19       2,177,100
  1,400    Corpus Christi, TX Util Sys Rev Impt &
           Rfdg (FSA Insd)...........................   5.250    07/15/17       1,520,428
 15,400    Dallas Cnty, TX Util & Reclamation Dist
           Ser B Rfdg (AMBAC Insd)...................   5.875    02/15/29      16,526,202
  5,000    El Paso, TX Ctf Oblig (FSA Insd)..........   5.750    08/15/25       5,434,650
  4,500    Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
           Insd).....................................   5.125    08/15/17       4,793,895
  4,605    Houston, TX Arpt Sys Rev Sub Lien (FSA
           Insd).....................................   5.500    07/01/17       5,091,242
  2,000    Houston, TX Arpt Sys Rev Sub Lien (FSA
           Insd).....................................   5.500    07/01/18       2,196,640
  5,000    Houston, TX Hotel Occupancy Convention &
           Entmt Ser A Rfdg (AMBAC Insd).............   5.375    09/01/14       5,563,350
  2,000    Houston, TX Pub Impt Ser B Rfdg (FSA
           Insd).....................................   5.500    03/01/18       2,182,640
 12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
           Ser A Rfdg (FSA Insd).....................    *       12/01/20       5,076,064
  1,790    Laredo, TX Cmnty College Dist Combined Fee
           Rev Bldg Rfdg (AMBAC Insd)................   5.300    08/01/26       1,853,277
  1,000    San Antonio, TX Indpt Sch Dist Pub Fac
           Corp Lease Rev (AMBAC Insd)...............   5.850    10/15/10       1,145,920
  1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
           Sys Rev Ser B (Escrowed to Maturity) (FGIC
           Insd).....................................   5.000    09/01/15       1,937,075
  1,560    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
           Insd).....................................   5.250    03/01/18       1,691,024
  2,000    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
           Insd).....................................   5.250    03/01/20       2,137,840
 10,000    Texas St Tpk Auth Cent TX Tpk First Tier
           Ser A (AMBAC Insd)........................   5.500    08/15/39      10,612,700
 27,905    Texas St Tpk Auth Dallas Northtwy Rev
           George Bush Tpk (FGIC Insd) (b)...........   5.250    01/01/23      29,117,472
                                                                           --------------
                                                                              135,519,564
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           UTAH  1.2%
$   685    Provo, UT Elec Rev 1984 Ser A Rfdg
           (Escrowed to Maturity) (AMBAC Insd).......  10.375%   09/15/15  $      978,797
  2,360    Utah St Muni Pwr Agy Elec Sys Ser A Rfdg
           (AMBAC Insd) (a)..........................   5.000    07/01/17       2,526,474
  2,500    Utah St Muni Pwr Agy Elec Sys Ser A Rfdg
           (AMBAC Insd) (a)..........................   5.000    07/01/18       2,664,225
  6,835    Utah St Muni Fin Coop Loc Govt Rev Pool
           Cap Salt Lake (FSA Insd)..................    *       03/01/09       5,610,373
  4,140    West Vly City, UT Muni Bldg Lease Rev Ser
           A Rfdg (AMBAC Insd).......................   4.750    04/15/19       4,228,141
                                                                           --------------
                                                                               16,008,010
                                                                           --------------
           VIRGINIA  0.5%
  4,000    Loudoun Cnty, VA Ctf Part (FSA Insd)......   6.800    03/01/14       4,263,480
  2,200    Virginia St Hsg Dev Auth Comwlth Mtg Ser J
           Subser J-1 (MBIA Insd)....................   5.200    07/01/19       2,298,670
                                                                           --------------
                                                                                6,562,150
                                                                           --------------
           WASHINGTON  6.6%
  4,115    Chelan Cnty, WA Sch Dist No 246 (FSA
           Insd).....................................   5.000    12/01/21       4,266,350
  1,930    Clark Cnty, WA Pub Util Dist No 001 Elec
           Rev Rfdg (AMBAC Insd).....................   5.500    01/01/12       2,191,399
  2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
           Rev (FSA Insd)............................   5.125    01/01/20       3,120,274
 11,340    Energy Northwest WA Elec Rev Columbia
           Generating Ser A Rfdg (FSA Insd)..........   5.500    07/01/17      12,501,216
  4,500    Energy Northwest WA Elec Rev Proj No 3 Ser
           A Rfdg (FSA Insd).........................   5.500    07/01/17       4,960,800
 10,000    Energy Northwest WA Elec Rev Proj No 3 Ser
           A Rfdg (XLCA Insd) (a)....................   5.500    07/01/17      11,095,100
 14,500    Energy Northwest WA Elec Rev Proj No 3 Ser
           A Rfdg (FSA Insd).........................   5.500    07/01/18      15,888,810
  5,000    Energy Northwest WA Elec Rev Proj No 3 Ser
           B Rfdg (FSA Insd).........................   6.000    07/01/16       5,776,950
  2,500    Everett, WA Rfdg (MBIA Insd)..............   5.000    12/01/21       2,595,975
  2,335    Grant Cnty, WA Pub Util Dist No 2 Rev
           Second Ser C Rfdg (AMBAC Insd)............   6.000    01/01/17       2,636,215
  1,025    Grant Cnty, WA Pub Util Dist No 2 Rev
           Second Ser C Rfdg (AMBAC Insd)............   6.000    01/01/17       1,157,225
  3,405    Kitsap Cnty, WA Cons Hsg Auth Bremerton
           Govt Ctr (MBIA Insd)......................   5.000    07/01/28       3,432,751

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           WASHINGTON (CONTINUED)
$   350    Pierce Cnty, WA Swr Rev Ser A (Escrowed to
           Maturity) (MBIA Insd).....................   9.000%   02/01/05  $      398,139
  2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
           (FSA Insd)................................   5.500    03/01/18       2,178,420
  2,565    Snohomish Cnty, WA Pub Util 1 (FSA
           Insd).....................................   5.500    12/01/23       2,754,733
  1,575    Snohomish Cnty, WA Pub Util 1 (FSA
           Insd).....................................   5.000    12/01/24       1,602,074
  1,965    Tacoma, WA Solid Waste Util Rev Rfdg
           (AMBAC Insd)..............................   5.375    12/01/18       2,128,940
  2,075    Tacoma, WA Solid Waste Util Rev Rfdg
           (AMBAC Insd)..............................   5.375    12/01/19       2,234,070
  3,090    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser A Rfdg (AMBAC Insd).....   5.700    07/01/09       3,513,237
  1,600    Washington St Ser R 99A Rfdg (FGIC
           Insd).....................................   5.000    01/01/17       1,689,696
                                                                           --------------
                                                                               86,122,374
                                                                           --------------
           WEST VIRGINIA  0.1%
  1,530    West Virginia Econ Dev Auth Lease Rev
           Correctional Juvenile & Pub-A (MBIA
           Insd).....................................   5.500    06/01/19       1,689,778
                                                                           --------------

           WISCONSIN  1.8%
  1,240    Elkhorn, WI Area Sch Dist Ser A Rfdg (FSA
           Insd).....................................   5.000    04/01/17       1,318,008
  1,035    Elkhorn, WI Area Sch Dist Ser A Rfdg (FSA
           Insd).....................................   5.000    04/01/18       1,092,153
  1,000    Green Bay, WI Area Pub Sch Dist Rfdg (FSA
           Insd).....................................   4.500    04/01/12       1,066,290
  1,000    Kettle Moraine Sch Dist WI Ser C Rfdg (FSA
           Insd).....................................   4.000    04/01/13       1,018,790
  1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
           (FGIC Insd)...............................   5.500    04/01/17       1,656,629
  1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
           (FGIC Insd)...............................   5.500    04/01/19       1,779,894
  1,350    Plover, WI Wtr Sys Rev (AMBAC Insd).......   5.400    12/01/16       1,495,017
  1,500    Plover, WI Wtr Sys Rev (AMBAC Insd).......   5.500    12/01/18       1,658,430
  1,270    Racine, WI Wtrwks Rev Sys Mtg (MBIA
           Insd).....................................   5.250    09/01/14       1,397,902
  1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA
           Insd).....................................   5.250    09/01/16       1,526,799
  3,950    Two Rivers, WI Pub Sch Dist Rfdg
           (Prerefunded @ 03/01/10) (FSA Insd).......   6.000    03/01/18       4,643,857
  3,920    University of WI Hosp & Clinics Auth Rev
           (FSA Insd)................................   6.200    04/01/29       4,462,214
                                                                           --------------
                                                                               23,115,983
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           WYOMING  0.2%
$ 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
           (AMBAC Insd)..............................   6.700%   05/01/12  $    2,047,460
                                                                           --------------

           PUERTO RICO  0.2%
  3,000    Puerto Rico Indl Tourist Ed Med &
           Environmental Ctl Fac Hosp Aux (MBIA
           Insd).....................................   6.250    07/01/16       3,281,520
                                                                           --------------

TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $1,201,666,818)..................................................   1,294,520,011
SHORT-TERM INVESTMENTS  3.1%
  (Cost $40,585,000).....................................................      40,585,000
                                                                           --------------

TOTAL INVESTMENTS  101.9%
  (Cost $1,242,251,818)..................................................   1,335,105,011
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9%)............................     (25,269,861)
                                                                           --------------

NET ASSETS  100.0%.......................................................  $1,309,835,150
                                                                           ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
CIFG--CDC IXIS Financial Guaranty
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $1,242,251,818).....................  $1,335,105,011
Cash........................................................           5,707
Receivables:
  Interest..................................................      16,015,334
  Investments Sold..........................................      14,339,136
  Fund Shares Sold..........................................       2,157,524
Other.......................................................         190,583
                                                              --------------
    Total Assets............................................   1,367,813,295
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      53,225,099
  Fund Shares Repurchased...................................       1,305,398
  Income Distributions......................................       1,092,163
  Variation Margin on Futures...............................         705,609
  Distributor and Affiliates................................         644,092
  Investment Advisory Fee...................................         562,421
Trustees' Deferred Compensation and Retirement Plans........         239,545
Accrued Expenses............................................         203,818
                                                              --------------
    Total Liabilities.......................................      57,978,145
                                                              --------------
NET ASSETS..................................................  $1,309,835,150
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,208,383,996
Net Unrealized Appreciation.................................      92,544,005
Accumulated Net Realized Gain...............................       8,188,306
Accumulated Undistributed Net Investment Income.............         718,843
                                                              --------------
NET ASSETS..................................................  $1,309,835,150
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,200,262,581 and 62,550,303 shares of
      beneficial interest issued and outstanding)...........  $        19.19
    Maximum sales charge (4.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        20.15
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $84,835,040 and 4,426,447 shares of
      beneficial interest issued and outstanding)...........  $        19.17
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $24,737,529 and 1,291,533 shares of
      beneficial interest issued and outstanding)...........  $        19.15
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 32,116,169
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,297,762
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,447,660, $422,995 and $115,473,
  respectively).............................................     1,986,128
Shareholder Services........................................       409,147
Custody.....................................................        56,841
Legal.......................................................        38,946
Trustees' Fees and Related Expenses.........................        14,204
Other.......................................................       258,371
                                                              ------------
    Total Expenses..........................................     6,061,399
    Less Credits Earned on Cash Balances....................        16,841
                                                              ------------
    Net Expenses............................................     6,044,558
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 26,071,611
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 15,646,612
  Futures...................................................    (5,809,367)
                                                              ------------
Net Realized Gain...........................................     9,837,245
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   122,207,697
                                                              ------------
  End of the Period:
    Investments.............................................    92,853,193
    Futures.................................................      (309,188)
                                                              ------------
                                                                92,544,005
                                                              ------------
Net Unrealized Depreciation During the Period...............   (29,663,692)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(19,826,447)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  6,245,164
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2003     SEPTEMBER 30, 2002
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   26,071,611       $   51,420,856
Net Realized Gain................................       9,837,245           13,448,439
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (29,663,692)          50,316,254
                                                   --------------       --------------
Change in Net Assets from Operations.............       6,245,164          115,185,549
                                                   --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (23,771,039)         (49,103,481)
  Class B Shares.................................      (1,354,576)          (1,848,687)
  Class C Shares.................................        (370,520)            (491,695)
                                                   --------------       --------------
                                                      (25,496,135)         (51,443,863)
                                                   --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.................................     (11,289,074)         (26,330,149)
  Class B Shares.................................        (786,390)          (1,162,430)
  Class C Shares.................................        (214,972)            (298,526)
                                                   --------------       --------------
                                                      (12,290,436)         (27,791,105)
                                                   --------------       --------------
Total Distributions..............................     (37,786,571)         (79,234,968)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (31,541,407)          35,950,581
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     168,598,948          278,755,452
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      28,748,362           60,225,964
Cost of Shares Repurchased.......................    (209,566,324)        (211,381,640)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (12,219,014)         127,599,776
                                                   --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (43,760,421)         163,550,357
NET ASSETS:
Beginning of the Period..........................   1,353,595,571        1,190,045,214
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $718,843
  and $143,367, respectively)....................  $1,309,835,150       $1,353,595,571
                                                   ==============       ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS                                                NINE MONTHS
                             ENDED              YEAR ENDED SEPTEMBER 30,                ENDED
CLASS A SHARES             MARCH 31,    -----------------------------------------   SEPTEMBER 30,
                              2003      2002 (a)     2001       2000       1999         1998
                           ----------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................   $  19.65    $  19.22   $  18.27   $  18.08   $  19.96     $  19.63
                            --------    --------   --------   --------   --------     --------
  Net Investment Income..        .39         .81        .86        .91        .91          .71
  Net Realized and
    Unrealized
    Gain/Loss............       (.29)        .87        .98        .17      (1.64)         .37
                            --------    --------   --------   --------   --------     --------
Total from Investment
  Operations.............        .10        1.68       1.84       1.08       (.73)        1.08
                            --------    --------   --------   --------   --------     --------
Less:
  Distributions from Net
    Investment Income....        .38         .81        .89        .88        .92          .72
  Distributions from Net
    Realized Gain........        .18         .44        -0-        .01        .23          .03
                            --------    --------   --------   --------   --------     --------
Total Distributions......        .56        1.25        .89        .89       1.15          .75
                            --------    --------   --------   --------   --------     --------
NET ASSET VALUE, END OF
  THE PERIOD.............   $  19.19    $  19.65   $  19.22   $  18.27   $  18.08     $  19.96
                            ========    ========   ========   ========   ========     ========

Total Return (b).........      0.53%*      9.28%     10.28%      6.13%     -3.80%        5.61%*
Net Assets at End of the
  Period (In millions)...   $1,200.3    $1,244.3   $1,129.6   $1,086.6   $1,178.3     $1,353.9
Ratio of Expenses to
  Average Net Assets.....       .86%        .87%       .90%       .90%       .92%         .90%
Ratio of Net Investment
  Income to Average Net
  Assets.................      4.04%       4.30%      4.55%      5.10%      4.77%        4.85%
Portfolio Turnover.......        28%*        54%        80%        69%        92%          62%*

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS                                          NINE MONTHS
                                    ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS B SHARES                    MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                     2003      2002 (a)    2001     2000     1999        1998
                                  ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................    $19.63      $19.20    $18.26   $18.08   $19.96      $19.63
                                    ------      ------    ------   ------   ------      ------
  Net Investment Income.........       .32         .66       .70      .78      .76         .60
  Net Realized and Unrealized
    Gain/Loss...................      (.29)        .88       .99      .15    (1.64)        .37
                                    ------      ------    ------   ------   ------      ------
Total from Investment
  Operations....................       .03        1.54      1.69      .93     (.88)        .97
                                    ------      ------    ------   ------   ------      ------
Less:
  Distributions from Net
    Investment Income...........       .31         .67       .75      .74      .77         .61
  Distributions from Net
    Realized Gain...............       .18         .44       -0-      .01      .23         .03
                                    ------      ------    ------   ------   ------      ------
Total Distributions.............       .49        1.11       .75      .75     1.00         .64
                                    ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................    $19.17      $19.63    $19.20   $18.26   $18.08      $19.96
                                    ======      ======    ======   ======   ======      ======

Total Return (b)................     0.15%*      8.47%     9.42%    5.25%   -4.60%       5.07%*
Net Assets at End of the Period
  (In millions).................    $ 84.8      $ 87.2    $ 49.2   $ 43.0   $ 56.8      $ 71.9
Ratio of Expenses to Average Net
  Assets........................     1.62%       1.63%     1.69%    1.68%    1.68%       1.66%
Ratio of Net Investment Income
  to Average Net Assets.........     3.29%       3.53%     3.76%    4.34%    3.99%       4.08%
Portfolio Turnover..............       28%*        54%       80%      69%      92%         62%*

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS                                          NINE MONTHS
                                    ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS C SHARES                    MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                     2003      2002 (a)    2001     2000     1999        1998
                                  ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................    $19.62      $19.19    $18.25   $18.08   $19.95      $19.63
                                    ------      ------    ------   ------   ------      ------
  Net Investment Income.........       .32         .67       .69      .79      .76         .60
  Net Realized and Unrealized
    Gain/Loss...................      (.30)        .87      1.00      .13    (1.63)        .37
                                    ------      ------    ------   ------   ------      ------
Total from Investment
  Operations....................       .02        1.54      1.69      .92     (.87)        .97
                                    ------      ------    ------   ------   ------      ------
Less:
  Distributions from Net
    Investment Income...........       .31         .67       .75      .74      .77         .61
  Distributions from Net
    Realized Gain...............       .18         .44       -0-      .01      .23         .04
                                    ------      ------    ------   ------   ------      ------
Total Distributions.............       .49        1.11       .75      .75     1.00         .65
                                    ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD........................    $19.15      $19.62    $19.19   $18.25   $18.08      $19.95
                                    ======      ======    ======   ======   ======      ======

Total Return (b)................     0.10%*      8.48%     9.42%    5.19%   -4.55%       5.02%*
Net Assets at End of the Period
  (In millions).................    $ 24.7      $ 22.1    $ 11.2   $  5.4   $  8.3      $  6.8
Ratio of Expenses to Average Net
  Assets........................     1.62%       1.63%     1.65%    1.68%    1.68%       1.66%
Ratio of Net Investment Income
  to Average Net Assets.........     3.28%       3.53%     3.80%    4.35%    3.99%       4.06%
Portfolio Turnover..............       28%*        54%       80%      69%      92%         62%*

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had $37,086,805 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $1,132,699, which will expire between September 30, 2007 and September 30, 2008.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $1,241,356,723
                                                                ==============
Gross tax unrealized appreciation...........................    $   94,114,669
Gross tax unrealized depreciation...........................          (366,381)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   93,748,288
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                                 2002
Distributions paid from:
  Ordinary Income...........................................  $14,184,819
  Long-term capital gain....................................   13,744,102
                                                              -----------
                                                              $27,928,921
                                                              ===========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $4,667,883
Undistributed long-term capital gain........................   7,346,101

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $16,841 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .525%
Next $500 million...........................................     .500%
Next $500 million...........................................     .475%
Over $1.5 billion...........................................     .450%

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $22,100 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $74,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $324,200, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $181,258 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $1,100,795,848, $82,756,649 and
$24,831,499 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    7,923,588    $ 151,408,476
  Class B...............................................      564,465       10,825,349
  Class C...............................................      332,207        6,365,123
                                                          -----------    -------------
Total Sales.............................................    8,820,260    $ 168,598,948
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,407,866    $  26,958,436
  Class B...............................................       71,824        1,373,763
  Class C...............................................       21,778          416,163
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,501,468    $  28,748,362
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,097,263)   $(193,526,087)
  Class B...............................................     (650,640)     (12,444,438)
  Class C...............................................     (188,504)      (3,595,799)
                                                          -----------    -------------
Total Repurchases.......................................  (10,936,407)   $(209,566,324)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $1,115,955,023, $83,001,975 and
$21,646,012 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   11,854,715    $ 222,434,143
  Class B...............................................    2,417,973       43,950,889
  Class C...............................................      666,929       12,370,420
                                                          -----------    -------------
Total Sales.............................................   14,939,617    $ 278,755,452
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    3,087,862    $  57,682,494
  Class B...............................................      108,129        2,016,147
  Class C...............................................       28,266          527,323
                                                          -----------    -------------
Total Dividend Reinvestment.............................    3,224,257    $  60,225,964
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,413,420)   $(196,238,859)
  Class B...............................................     (645,598)     (12,219,836)
  Class C...............................................     (155,217)      (2,922,945)
                                                          -----------    -------------
Total Repurchases.......................................  (11,214,235)   $(211,381,640)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and year ended September 30, 2002, 110,319 and 129,662 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and year ended September 30, 2002, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $104,200 and CDSC on redeemed shares of approximately $178,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $369,926,378 and $357,035,849, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the six months ended March 31, 2003, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2002...........................      -0-
Futures Opened..............................................    5,915
Futures Closed..............................................   (3,993)
                                                               ------
Outstanding at March 31, 2003...............................    1,922
                                                               ======

    The futures contracts outstanding as of March 31, 2003, and the descriptions and unrealized appreciation/depreciation are a follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures June 2003 (Current
    Notional Value of $114,875 per contract)................     (369)      $ (15,979)
  U.S. Treasury Notes 5-Year Futures June 2003 (Current
    Notional Value of $113,500 per contract)................   (1,553)       (293,209)
                                                               ------       ---------
                                                               (1,922)      $(309,188)
                                                               ======       =========

B. INVERSE FLOATING RATE SECURITIES An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $429,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $48,100. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,501,200 and $75,700 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
32, 332, 532                                                   Member NASD/SIPC.
TFIN SAR 5/03                                                   10627E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                           CREDIT QUALITY       6
               SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE STATES       7
                         TOP FIVE SECTORS       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      34
            NOTES TO FINANCIAL STATEMENTS      40

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      47
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      48

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.66%           0.27%      0.96%(7)
------------------------------------------------------------------------------
Six-month total return(2)                -4.13%          -3.64%     -0.02%(7)
------------------------------------------------------------------------------
One-year total return(2)                  0.81%           1.01%      4.73%(7)
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 1.89%           1.87%      2.25%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.51%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.27%           4.38%(3)    3.88%
------------------------------------------------------------------------------
Commencement date                      06/28/85        04/30/93   08/13/93
------------------------------------------------------------------------------
Distribution rate(4)                      5.21%           4.71%      4.67%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.49%           7.67%      7.61%
------------------------------------------------------------------------------
SEC Yield(6)                              5.62%           5.14%      5.10%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003.

(7) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the six-month return based on NAV, the six-month total return, and the one-year total return by approximately .69%.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of March 31, 2003
- AAA/Aaa............  15.0%   [PIE CHART]
- AA/Aa..............   2.5%
- A/A................   5.3%
- BBB/Baa............   5.7%
- BB/Ba..............   2.9%
- B/B................   2.4%
- Non-Rated..........  66.2%
As of September 30, 2002
- AAA/Aaa............  13.3%   [PIE CHART]
- AA/Aa..............   2.5%
- A/A................   7.1%
- BBB/Baa............   5.2%
- BB/Ba..............   4.0%
- B/B................   1.4%
- Non-Rated..........  66.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)
[BAR GRAPH]

10/02                                                                           $0.059
11/02                                                                           $0.059
12/02                                                                           $0.059
1/03                                                                            $0.059
2/03                                                                            $0.059
3/03                                                                            $0.059

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2003)

Texas                                                       10.8%
---------------------------------------------------------------------
Illinois                                                     9.4%
---------------------------------------------------------------------
Florida                                                      9.2%
---------------------------------------------------------------------
Pennsylvania                                                 8.5%
---------------------------------------------------------------------
New York                                                     5.6%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
Continuing Care                                                             17.1%                              15.6%
Industrial Revenue                                                          13.4%                              14.7%
Health Care                                                                 12.9%                              13.2%
Tax District                                                                11.9%                              11.7%
Multi-Family Housing                                                         7.5%                              $7.6%

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DENNIS S. PIETRZAK, EXECUTIVE DIRECTOR; WAYNE GODLIN, EXECUTIVE DIRECTOR; AND JAMES D. PHILLIPS, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, which led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $345 billion in 2002 and continued to be exceptional in the first quarter of 2003. The bulk of this issuance came in the investment-grade portion of the market, reflecting investors' preference for safety in times of volatility.

    The other theme in the market during the period was high investor demand for municipal bonds. Investors wary of volatility in the equity and corporate bond markets flocked to perceived "safe haven" investments which provided much of the impetus for falling interest rates. As a result, Treasury prices were bid up to levels that made municipal bonds exceptionally attractive to crossover buyers. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. New issues were made even more appealing by credit enhancements, as roughly half of the new issuance was insured.

    The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Many municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly $70 billion in 2003. Because of these challenges, investors seemed to prefer issues that were backed directly by revenues, as opposed to general obligations backed by tax receipts. Corporate-related bonds also faced performance difficulties.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0590 per Class A share translates to a distribution rate of 5.21 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of 0.66 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.20 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE FUND?

A   While it was a volatile time in the
markets, our strategy proved remarkably stable during the period. We held the fund's allocations to high-yield and investment-grade bonds fairly steady, which helped to protect the portfolio's yield while limiting the potential for damaging credit situations. We also kept the portfolio's duration, a measure of its sensitivity to broad moves in interest rates, at roughly the same level as that of the market.

    Within the high-yield portion of the portfolio, our approach remained focused on keeping the portfolio well diversified across the various sectors of the market in order to avoid excessive concentrations. We also tended to stay away from sectors such as tobacco bonds where our analysis indicated that the risk for potential losses outweighed the expected return. We were able to identify several credits that came to market with strong fundamentals, and when possible we put them into the portfolio at attractive prices.

    Our approach to investment-grade bonds was similar to the one we used for much of 2002. Given the steepness of the yield curve, our analysis showed that the most promising place to invest was in intermediate-maturity bonds. We were able to identify several issues that traded with the interest-rate sensitivity of intermediate bonds while offering a premium coupon, and added those to the portfolio. We also continued to trade between highly liquid, high-quality bonds as they moved into and out of fair value.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We anticipate that the economy
will likely return to positive growth with the successful completion of Operation Iraqi Freedom. Once that happens, interest rates may begin to climb from their current lows. Municipal issuance is likely to remain strong, however, as local authorities attempt to meet their funding needs. We believe that the portfolio is well positioned for both rising and stable interest rate environments. As always, we will continue to adjust the fund's investment profile to capture emerging opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Generally, securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           MUNICIPAL BONDS  98.2%
           ALABAMA  1.5%
$ 1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
           Ln Ser C (AMBAC Insd).....................   5.750%    08/15/18  $  1,113,920
  2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
           Ln Ser C (AMBAC Insd).....................   5.375     08/15/23     2,108,720
  2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
           Insd).....................................   5.750     08/15/18     2,230,700
  2,500    Huntsville/Carlton Cove, AL Carlton Cove
           Inc Proj Ser A............................   7.000     11/15/17     2,396,225
    238    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svcs Co Proj Rfdg (a)
           (b).......................................   6.950     01/01/20         1,785
  1,395    Valley, AL Spl Care Fac Fin Auth Rev
           Lanier Mem Hosp Ser A.....................   5.600     11/01/16     1,284,781
  2,050    Valley, AL Spl Care Fac Fin Auth Rev
           Lanier Mem Hosp Ser A.....................   5.650     11/01/22     1,795,964
                                                                            ------------
                                                                              10,932,095
                                                                            ------------
           ALASKA  0.8%
  1,630    Alaska Indl Dev & Expt Auth Williams Lynxs
           AK Cargoport (c) (d)......................   7.800     05/01/14     1,683,301
  4,000    Juneau, AK City & Borough Rev Saint Anns
           Care Ctr Proj.............................   6.875     12/01/25     4,024,080
                                                                            ------------
                                                                               5,707,381
                                                                            ------------
           ARIZONA  3.0%
  2,000    Arizona Hlth Fac Auth Hosp John C Lincoln
           Hlth Network..............................   6.375     12/01/37     2,044,820
  1,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living
           Cmnty Northn AZ Proj......................   7.500     03/01/35       999,780
  1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
           Sch Proj 1 Ser A..........................   6.625     07/01/20     1,005,350
  1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
           Cmnty Learning Ctr Proj 1 Ser A...........   7.125     06/01/10     1,038,420
  4,000    Maricopa Cnty, AZ Indl Dev Auth
           Multi-Family Hsg Rev Natl Hlth Fac II Proj
           Ser B (c).................................   6.625     07/01/33     3,662,800
  2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
           Fac Rev Christian Care Mesa Inc Proj Ser
           A.........................................   7.750     04/01/15     2,756,533

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           ARIZONA (CONTINUED)
$ 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
           Gilbert Cap Apprec Rfdg (FGIC Insd).......    *        01/01/08  $  2,360,394
  1,355    Pima Cnty, AZ Indl Dev Auth Dev Radisson
           City Ctr Proj Rfdg (c)....................   7.000%    12/02/12     1,357,642
  2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
           Rev (c)...................................   6.625     10/01/28     2,035,044
    520    Pima Cnty, AZ Indl Dev Auth Ser A.........   7.250     11/15/18       509,491
    500    Pima Cnty, AZ Indl Dev Auth Ser A.........   8.250     11/15/22       513,940
  1,525    Red Hawk Canyon Cmnty Fac Dist No 2 AZ
           Dist Assmt Rev............................   6.500     12/01/12     1,612,825
  2,150    Tucson, AZ Multi-Family Rev Hsg Catalina
           Asstd Living Ser A........................   6.500     07/01/31     1,912,532
                                                                            ------------
                                                                              21,809,571
                                                                            ------------
           CALIFORNIA  3.2%
  2,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................   5.500     05/01/16     2,242,440
  1,000    California Statewide Cmnty Dev Auth Elder
           Care Alliance Ser A.......................   8.250     11/15/32     1,007,270
    985    California Statewide Cmnty Dev Auth
           Multi-Family Rev Hsg Heritage Pointe Sr
           Apt Ser QQ (c) (d)........................   7.500     10/01/26       981,769
  1,000    California Statewide Cmnty Dev Auth San
           Francisco Art Institute (c)...............   7.375     04/01/32     1,011,250
  5,000    Contra Costa, CA Home Mtg Fin Auth Home
           Mtg Rev (Escrowed to Maturity) (MBIA
           Insd).....................................    *        09/01/17     2,484,050
  2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser
           C (a).....................................   8.375     07/01/11       922,000
  2,300    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev (MBIA Insd)........................    *        01/15/18     1,064,394
  1,460    Healdsburg, CA Ctf Part Nuestro Hosp Inc
           (a) (c)...................................   6.375     11/01/28        87,600
    935    Indio, CA Pub Fin Auth Rev Tax
           Increment.................................   6.500     08/15/27       978,122
  1,930    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
           Ser F.....................................   7.100     09/01/20     2,064,888
  1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
           Rev Fac Sublease LA Intl Ser A-1 Rfdg.....   7.125     12/01/24     1,120,052
  3,075    Los Angeles, CA Regl Arpt Impt Corp Lease
           Rev Ser C.................................   7.500     12/01/24     1,967,938
  1,485    Millbrae, CA Residential Fac Rev Magnolia
           of Millbrae Proj Ser A....................   7.375     09/01/27     1,529,966

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
           Ser A.....................................   6.375%    09/01/32  $  1,012,310
  1,000    San Jose, CA Multi-Family Hsg Rev Helzer
           Courts Apt Ser A..........................   6.400     12/01/41       980,670
  1,000    San Luis Obispo, CA Ctf Part Vista Hosp
           Sys Inc (a)...............................   8.375     07/01/29       369,000
  1,335    Simi Vly, CA Cmnty Dev Agy Coml Sycamore
           Plaza II Rfdg (c).........................   6.000     09/01/12     1,424,405
  1,965    Vallejo, CA Ctf Part Touro Univ...........   7.250     06/01/16     1,993,060
                                                                            ------------
                                                                              23,241,184
                                                                            ------------
           COLORADO  2.5%
  1,000    Bromley Pk Met Dist CO No 2 Ser B.........   8.050     12/01/32     1,014,500
  1,000    Colorado Ed & Cultural Fac Charter Sch
           Frontier Academy..........................   7.250     06/01/20     1,002,600
  2,000    Colorado Hlth Fac Auth Rev Baptist Home
           Assn Ser A................................   6.375     08/15/24     1,584,640
  1,060    Colorado Hlth Fac Auth Rev Christian
           Living Campus Proj........................   7.050     01/01/19     1,061,813
  6,200    Colorado Hlth Fac Auth Rev Christian
           Living Campus Proj (Prerefunded @
           01/01/05).................................   9.000     01/01/25     7,080,214
  2,500    Elk Vly, CO Pub Impt Fee Ser A............   7.300     09/01/22     2,553,675
    755    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
           Proj Ser A................................   6.750     10/01/14       560,701
  2,015    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
           Proj Ser A................................   7.000     10/01/18     1,491,483
  1,830    Skyland Metro Dist CO Gunnison Cnty
           Rfdg......................................   6.750     12/01/22     1,818,947
                                                                            ------------
                                                                              18,168,573
                                                                            ------------
           CONNECTICUT  0.5%
  1,500    Connecticut St Dev Auth Indl Afco Cargo
           Bdl LLC Proj..............................   8.000     04/01/30     1,549,515
  2,000    Mohegan Tribe Indians CT Pub Impt Priority
           Dist (c)..................................   6.250     01/01/31     2,084,540
                                                                            ------------
                                                                               3,634,055
                                                                            ------------
           DELAWARE  0.1%
  1,140    Wilmington, DE Multi-Family Rent Rev Hsg
           Electra Arms Sr Assoc Proj................   6.250     06/01/28     1,036,853
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           DISTRICT OF COLUMBIA  0.1%
$ 1,000    District of Columbia Rev Methodist Home
           Issue.....................................   6.000%    01/01/29  $    857,060
     85    District of Columbia Ser A-1 (Escrowed to
           Maturity) (MBIA Insd).....................   6.500     06/01/10       103,039
                                                                            ------------
                                                                                 960,099
                                                                            ------------
           FLORIDA  9.1%
  3,875    Escambia Cnty, FL Rev ICF/MR Pensacola
           Care Dev Ctr..............................  10.250     07/01/11     3,894,336
  1,640    Escambia Cnty, FL Rev ICF/MR Pensacola
           Care Dev Ctr Ser A........................  10.250     07/01/11     1,648,184
  1,545    Fishhawk Cmnty Dev Dist of FL Spl Assmt
           Rev (d)...................................   6.650     05/01/07     1,564,374
  1,480    Fishhawk Cmnty Dev Dist of FL Spl Assmt
           Rev (d)...................................   7.625     05/01/18     1,577,591
  3,735    Florida Hsg Fin Corp Rev Hsg Beacon Hill
           Apt Ser C.................................   6.610     07/01/38     3,558,783
  5,420    Florida Hsg Fin Corp Rev Hsg Cypress Trace
           Apt Ser G.................................   6.600     07/01/38     5,151,764
  1,000    Florida Hsg Fin Corp Rev Hsg Westbrook Apt
           Ser U-1...................................   6.450     01/01/39       946,020
  4,905    Florida Hsg Fin Corp Rev Hsg Westchase Apt
           Ser B.....................................   6.610     07/01/38     4,640,375
  1,203    Heritage Harbor Cmnty Dev Dist FL Rev
           Recntl....................................   7.750     05/01/19     1,205,623
    900    Heritage Harbor Cmnty Dev Dist FL Rev Spl
           Assmt Ser A...............................   6.700     05/01/19       919,107
  1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
           Cove Apt Proj Ser A.......................   7.375     07/01/40     1,511,730
    880    Lake Saint Charles, FL Cmnty Dev Dist Spl
           Assmt Rev (d).............................   7.875     05/01/17       926,385
  2,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac
           Rev Cypress Cove Hlthpk Ser A.............   6.750     10/01/32     1,951,820
  3,605    Leon Cnty, FL Ed Fac Auth Rev Southgate
           Residence Hall Ser A Rfdg.................   6.750     09/01/28     3,339,924
  1,040    Marshall Creek Cmnty Dev FL Spl Assmt Ser
           B.........................................   6.750     05/01/07     1,061,601
  1,430    Miromar Lakes Cmnty Dev Dist Ser B (d)....   7.250     05/01/12     1,461,789
    970    Northern Palm Beach Cnty Dist FL Wtr Ctl &
           Impt Unit Dev No 16 Rfdg..................   7.500     08/01/24     1,022,923
  2,050    Orange Cnty, FL Hlth Fac Auth Rev First
           Mtg Orlando Lutheran Twr Rfdg.............   8.625     07/01/20     2,160,925

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           FLORIDA (CONTINUED)
$ 2,250    Orange Cnty, FL Hlth Fac Auth Rev First
           Mtg Orlando Lutheran Twr Rfdg.............   8.750%    07/01/26  $  2,340,202
  1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys........................   5.875     11/15/11     1,726,327
  1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys........................   6.375     11/15/20     1,084,190
  2,000    Orange Cnty, FL Hlth Fac Auth Rev
           Westminster Cmnty Care....................   6.600     04/01/24     1,532,900
  2,395    Pinellas Cnty, FL Ed Fac Auth Rev College
           Harbor Proj Ser A.........................   8.250     12/01/21     2,466,515
  1,685    Pinellas Cnty, FL Ed Fac Auth Rev College
           Harbor Proj Ser A.........................   8.500     12/01/28     1,746,098
  1,000    Saddlebrook, FL Cmnty Ser A...............   6.900     05/01/33     1,016,420
  6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
           Sunnyside Pptys...........................   6.700     07/01/25     3,982,140
    685    Stoneybrook West Cmnty Dev Dist FL Spl
           Assmt Rev Ser B...........................   6.450     05/01/10       696,022
 19,341    Sun N Lake of Sebring, FL Impt Dist Spl
           Assmt Ser A (a) (c) (e)...................  10.000     12/15/11     4,305,420
    710    Tampa Palms, FL Open Space & Trans Cmnty
           Dev Dist Rev Cap Impt Area 7 Proj.........   8.500     05/01/17       740,047
  1,252    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
           B (c) (d).................................   6.750     05/01/10     1,275,488
  1,902    University Square Cmnty Dev Dist FL Cap
           Impt Rev (c) (d)..........................   6.750     05/01/20     1,994,057
    374    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
           Ser B.....................................   6.350     05/01/05       376,394
  2,000    Volusia Cnty, FL Indl Dev Auth Bishops
           Glen Proj Rfdg (Prerefunded @ 11/01/06)...   7.625     11/01/26     2,431,300
                                                                            ------------
                                                                              66,256,774
                                                                            ------------
           GEORGIA  2.4%
  2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj...   7.750     12/01/14     2,067,640
  2,430    Atlanta, GA Urban Residential Fin Auth
           Multi-Family Rev John Eagan Proj Ser A....   6.750     07/01/30     2,451,797
  2,750    De Kalb Cnty, GA Residential Care Fac
           Kings Bridge Ser A........................   8.250     07/01/26     2,914,945
  4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
           Rev Azalea Manor Proj Ser A (c)...........   6.500     02/01/28     3,345,160
  2,000    Fulton Cnty, GA Residential Care Sr Lien
           RHA Asstd Living Ser A....................   7.000     07/01/29     1,969,020

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           GEORGIA (CONTINUED)
$ 1,000    Private Colleges & Univ Auth GA Mercer Hsg
           Corp Proj Ser A...........................   6.000%    06/01/21  $  1,036,630
  2,930    Renaissance on Peachtree Unit Invt Tr Ctf
           GA Custody Ctf............................  12.734     10/01/25     3,581,984
                                                                            ------------
                                                                              17,367,176
                                                                            ------------
           HAWAII  0.8%
  3,000    Hawaii St Dept Budget & Fin Kahala Nui
           Proj Ser A................................   8.000     11/15/33     2,980,560
  2,825    Kuakini, HI Hlth Sys Ser A................   6.375     07/01/32     2,867,996
                                                                            ------------
                                                                               5,848,556
                                                                            ------------
           IDAHO  0.1%
  1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
           A Rfdg....................................   7.875     11/15/29       981,850
                                                                            ------------

           ILLINOIS  9.2%
  2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd).....................................    *        01/01/29       589,525
  2,000    Bolingbrook, IL Spl Svc Area No 01-1......   7.375     07/01/31     2,090,360
  1,500    Bolingbrook, IL Spl Svc Area No 1 Augusta
           Vlg Proj (c)..............................   6.750     03/01/32     1,505,055
  1,910    Bolingbrook, IL Spl Svc Area No 3 Lakewood
           Ridge Proj................................   7.050     03/01/31     1,948,716
  1,000    Cary, IL Spl Tax Svc Area No 1 Cambridge
           Ser A.....................................   7.625     03/01/30     1,086,020
  3,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (f)........................... 0/5.700     01/01/25     2,658,120
  3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airl Inc Proj Ser B Rfdg (a) (b)...   6.100     11/01/35       270,000
  2,000    Chicago, IL Pk Dist Hbr Fac Rev...........   5.875     01/01/17     2,189,740
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...   5.500     01/01/38     5,296,750
  4,000    Chicago, IL Spl Assmt Lakeshore East
           Proj......................................   6.625     12/01/22     3,999,520
    920    Chicago, IL Tax Increment Alloc Read
           Dunning Ser B (ACA Insd)..................   7.250     01/01/14     1,023,748
  2,000    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A..........................   6.500     12/01/05     2,175,600
  3,000    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A (ACA Insd)...............   6.500     12/01/06     3,407,430
  1,925    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A (ACA Insd)...............   6.500     12/01/08     2,239,275
  1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
           Timber Proj...............................   7.375     03/01/11     1,362,936

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           ILLINOIS (CONTINUED)
$ 1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
           Timber Proj...............................   7.750%    03/01/27  $  1,350,588
  1,500    Godfrey, IL Rev United Methodist Vlg Ser
           A.........................................   5.875     11/15/29     1,157,460
  2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
           Cmnty Mem Hosp Rfdg.......................   6.550     11/15/29     2,502,036
  1,865    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A..........................   8.500     12/01/15     2,019,310
    271    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
           A.........................................   6.250     03/01/09       274,114
  2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
           A.........................................   6.500     03/01/29     2,668,566
  1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj..............................   8.000     11/15/16     1,152,409
  1,500    Illinois Ed Fac Auth Rev Peace Mem
           Ministries Proj...........................   7.500     08/15/26     1,524,900
  1,000    Illinois Hlth Fac Auth Rev Cent Baptist
           Home Proj.................................   7.125     11/15/29       976,030
  2,500    Illinois Hlth Fac Auth Rev Decatur Mem
           Hosp......................................   5.750     10/01/24     2,537,750
  3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Ser A Rfdg..........................   7.400     08/15/23     3,015,390
  1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
           Oblig Group Ser B (Prerefunded @
           02/15/05).................................   8.000     02/15/25     1,121,020
    650    Illinois Hlth Fac Auth Rev Loyola Univ
           Hlth Sys Ser A............................   6.000     07/01/21       668,005
  1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
           Ministries Oblig Ser A....................   7.375     08/15/31     1,215,012
  1,710    Illinois Hlth Fac Auth Rev Proctor Cmnty
           Hosp Proj.................................   7.500     01/01/11     1,710,000
    700    Illinois Hlth Fac Auth Rev Silver Cross
           Hosp & Med Rfdg...........................   5.500     08/15/19       708,799
  2,375    Lake Cnty, IL Fst Presv Dist Ld
           Acquisition & Dev.........................   5.750     12/15/16     2,740,156
    675    Lake Cnty, IL Fst Presv Dist Ld
           Acquisition & Dev.........................   5.750     12/15/17       777,796
     80    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
           Unit Sch Dist No 22 (FGIC Insd)...........   5.750     12/01/19        90,634
  1,250    Montgomery, IL Spl Assmt Impt Lakewood
           Creek Proj................................   7.750     03/01/30     1,376,412
  1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
           Area......................................   8.050     02/01/17     1,940,004
  2,095    Regional Tran Auth IL Ser B (AMBAC Insd)
           (g).......................................   8.000     06/01/17     2,945,277
  3,953    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser A (a)............................   8.375     10/15/16         7,511

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           ILLINOIS (CONTINUED)
$ 1,547    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser B (a)............................   8.375%    10/15/16  $      2,939
    970    Sterling, IL Rev Hoosier Care Proj Ser
           A.........................................   7.125     06/01/34       899,044
                                                                            ------------
                                                                              67,223,957
                                                                            ------------
           INDIANA  1.2%
    825    Crawfordsville, IN Redev Cmnty Redev Dist
           Tax Increment Rev (c).....................   7.000     02/01/12       842,061
  1,945    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A................................   7.125     06/01/34     1,804,649
    950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj (a) (b).......................   6.300     12/01/23       286,339
  3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj (a) (b).......................   6.400     12/01/33       903,090
  3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
           Express Corp Proj.........................   7.100     01/15/17     3,196,560
  2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
           Lt........................................   6.375     11/01/29     1,769,260
                                                                            ------------
                                                                               8,801,959
                                                                            ------------
           IOWA  0.4%
  1,500    Cedar Rapids, IA Rev First Mtg Cottage
           Grove Ser A Rfdg..........................   5.875     07/01/28     1,141,290
  2,000    Estherville, IA Hosp Rev Avera Holy Family
           Proj......................................   6.250     07/01/26     2,092,820
                                                                            ------------
                                                                               3,234,110
                                                                            ------------
           KANSAS  0.7%
  1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
           Ser A Rfdg................................   8.000     07/01/16       871,380
  1,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
           Ser B.....................................   6.250     05/15/26       945,360
  1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
           Ser A Rfdg................................   8.000     07/01/16       871,380
  1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
           Inc Ser A.................................   8.000     05/15/30     1,020,900
  1,500    Overland Pk, KS Dev Corp Rev First Tier
           Overland Park Ser A.......................   7.375     01/01/32     1,528,455
                                                                            ------------
                                                                               5,237,475
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           KENTUCKY  0.8%
$ 2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (MBIA Insd)...............................  11.406%    10/09/08  $  2,411,895
  1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev
           Mesaba Aviation Inc Proj Ser A............   6.700     07/01/29       721,450
  3,000    Newport, KY Pub Pptys Corp Rev First Mtg
           Pub Pkg & Plaza Ser A 1...................   8.500     01/01/27     2,886,090
                                                                            ------------
                                                                               6,019,435
                                                                            ------------
           LOUISIANA  1.3%
  4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
           Plantation Ser A (h)......................   7.125     01/01/28     2,397,560
  2,000    Louisiana Loc Govt Envir Fac Hlthcare
           Saint James Place Ser A Rfdg..............   8.000     11/01/29     1,952,540
  1,000    Louisiana Pub Fac Auth Rev Progressive
           Hlthcare..................................   6.375     10/01/20       816,050
  1,000    Louisiana Pub Fac Auth Rev Progressive
           Hlthcare..................................   6.375     10/01/28       776,540
  3,492    Louisiana St Univ & Agric & Mechanical
           College Univ Rev Master Agreement (c).....   5.750     10/30/18     3,395,870
                                                                            ------------
                                                                               9,338,560
                                                                            ------------
           MAINE  0.0%
     25    Maine Hlth & Higher Ed Fac Auth Rev Ser B
           (Prerefunded @ 07/01/04) (FSA Insd).......   7.000     07/01/24        27,310
                                                                            ------------

           MARYLAND  1.5%
  1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
           Care Ser A................................   7.250     11/01/29       946,080
  1,500    Howard Cnty, MD Retirement Cmnty Rev Ser A
           (Prerefunded @ 05/15/10)..................   7.875     05/15/21     1,939,710
    840    Maryland St Econ Dev Corp Air Cargo Rev
           Afco Cargo BWI II LLC Proj................   6.250     07/01/07       817,816
  1,200    Maryland St Econ Dev Corp MD Golf Course
           Sys.......................................   8.250     06/01/28     1,202,892
  3,000    Montgomery Cnty, MD Econ Dev Editorial
           Proj In Ed Ser A (c)......................   6.400     09/01/28     2,768,730
  3,000    Prince Georges Cnty, MD Spl Oblig Spl
           Assmt Woodview Ser A......................   8.000     07/01/26     3,321,420
                                                                            ------------
                                                                              10,996,648
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           MASSACHUSETTS  5.3%
$ 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
           B.........................................   8.000%    12/01/22  $  1,043,050
    940    Massachusetts St Dev Fin Agy Rev Gtr Lynn
           Mental Hlth (c)...........................   7.750     06/01/18       958,471
  2,000    Massachusetts St Dev Fin Agy Rev Hillcrest
           Ed Ctr Inc................................   6.375     07/01/29     1,948,820
  3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
           Fac Alliance Ser A........................   7.100     07/01/32     2,934,510
  1,000    Massachusetts St Dev Fin Agy Rev MCHSP
           Human Svc Providers Ser A.................   8.000     07/01/20     1,014,030
  3,825    Massachusetts St Dev Fin Agy Rev New
           England Ctr For Children (g)..............   6.000     11/01/19     3,437,336
  5,000    Massachusetts St Grant Antic Nt Ser A.....   5.750     06/15/15     5,705,200
  3,100    Massachusetts St Hlth & Ed Civic
           Investments Ser B.........................   9.150     12/15/23     3,401,165
  1,000    Massachusetts St Hlth & Ed Nichols College
           Issue Ser C...............................   6.000     10/01/17       926,530
  1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A (AMBAC Insd).................   6.650     07/01/19     2,001,499
  1,965    Massachusetts St Indl Fin Agy Assisted
           Living Fac Rev Marina Bay LLC Proj........   7.500     12/01/27     2,035,779
    410    Massachusetts St Indl Fin Agy Rev Dimmock
           Cmnty Hlth Ctr............................   8.000     12/01/06       425,941
  1,085    Massachusetts St Indl Fin Agy Rev Dimmock
           Cmnty Hlth Ctr............................   8.375     12/01/13     1,176,010
    675    Massachusetts St Indl Fin Agy Rev Dimmock
           Cmnty Hlth Ctr............................   8.500     12/01/20       732,260
    680    Massachusetts St Indl Fin Agy Rev First
           Mtg GF/Pilgrim Inc Proj...................   6.500     10/01/15       620,065
  2,000    Massachusetts St Indl Fin Agy Rev First
           Mtg GF/Pilgrim Inc Proj...................   6.750     10/01/28     1,768,020
    930    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth (c)...........................   6.200     06/01/08       898,092
  2,965    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth (c)...........................   6.375     06/01/18     2,744,434
  4,900    Massachusetts St Indl Fin Agy Rev Swr Fac
           Res Ctl Composting (c)....................   9.250     06/01/10     4,915,092
                                                                            ------------
                                                                              38,686,304
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           MICHIGAN  2.4%
$ 4,750    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Dev Area No 1 Proj Ser A
           Rfdg (MBIA Insd)..........................   4.750%    07/01/25  $  4,739,977
    920    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sub Ser C (c).............................   6.850     05/01/21       941,362
  3,100    Detroit, MI Sewage Disposal Rev (Inverse
           Fltg) (FGIC Insd).........................  10.052     07/01/23     3,308,630
  2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
           First Mtg Burcham Hills Ser A Rfdg........   7.500     07/01/13     2,466,719
  3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
           First Mtg Burcham Hills Ser A Rfdg........   7.750     07/01/19     3,554,509
  1,000    Michigan Muni Bd Auth Rev Pub Sch Academy
           Fac Pgm...................................   8.125     10/01/31       990,690
 11,084    Michigan St Strategic Fd Ltd Oblig Rev
           Great Lakes Pulp & Fiber Proj (a) (i).....   8.000     12/01/27     1,842,640
                                                                            ------------
                                                                              17,844,527
                                                                            ------------
           MINNESOTA  2.4%
  2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
           Ctr Proj..................................   7.750     02/01/31     2,010,580
  1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
           Grandview West Proj Ser B.................   6.000     10/01/33       851,530
  2,000    Carlton, MN Hlth & Hsg Fac Intermediate
           Faith Social Svc Inc Proj.................   7.500     04/01/19     2,074,040
  1,000    Dakota Cnty, MN Hsg & Redev...............   6.250     05/01/29       935,490
  1,500    Duluth, MN Econ Dev Auth Saint Lukes
           Hosp......................................   7.250     06/15/32     1,501,590
  2,000    Glencoe, MN Hlthcare Fac Rev..............   7.500     04/01/31     2,066,700
  6,890    Minneapolis & Saint Paul, MN Met Northwest
           Airl Proj Ser A...........................   7.000     04/01/25     4,516,671
  1,000    Minneapolis & Saint Paul, MN Met Northwest
           Airl Proj Ser B...........................   6.500     04/01/25       831,470
  1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
           Heights Apt Proj..........................   7.550     04/01/39     1,505,550
  1,500    Saint Paul, MN Port Auth Hotel Fac Rev
           Radisson Kellogg Proj Ser 2 Rfdg..........   7.375     08/01/29     1,537,710
                                                                            ------------
                                                                              17,831,331
                                                                            ------------
           MISSISSIPPI  0.3%
  1,900    Mississippi Dev Bank Spl Oblig Diamond
           Lakes Util Ser A Rfdg.....................   6.250     12/01/17     1,874,350
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           MISSOURI  2.9%
$ 1,000    Fenton, MO Tax Increment Rev..............   6.125%    10/01/21  $    998,870
  1,000    Fenton, MO Tax Increment Rev..............   7.000     10/01/21     1,056,420
    400    Ferguson, MO Tax Increment Rev Crossings
           at Halls Ferry Proj.......................   7.250     04/01/07       412,188
  3,095    Ferguson, MO Tax Increment Rev Crossings
           at Halls Ferry Proj.......................   7.625     04/01/17     3,324,061
    484    Ferguson, MO Tax Increment Rev Crossings
           at Halls Ferry Proj.......................   7.625     04/01/18       517,677
    810    Jefferson Cnty, MO Indl Dev Auth Indl Rev
           Cedars Hlthcare Ctr Proj Ser A Rfdg.......   8.250     12/01/15       791,078
  1,525    Jefferson Cnty, MO Jr College Dist Student
           Hsg Sys Rev Jefferson College.............   7.250     07/01/31     1,476,627
  1,000    Kansas City, MO Indl Dev Auth Multi-Family
           Hsg Rev Brentwood Manor Apt Proj Ser B....   7.250     10/15/38     1,005,870
    970    Kansas City, MO Multi-Family Hsg Rev Vlg
           Green Apt Proj............................   6.250     04/01/30       853,697
  2,220    Nevada, MO Hosp Rev Nevada Regional Med
           Ctr.......................................   6.750     10/01/22     2,237,005
  1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
           Saint Louis Convention Ser A..............   7.200     12/15/28       987,060
  5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
           (c).......................................   6.500     12/01/28     4,992,600
  1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)....   6.000     06/01/15     1,203,450
  1,305    Three Riv Jr College Dist MO Cmnty
           College...................................   7.000     09/01/18     1,226,047
                                                                            ------------
                                                                              21,082,650
                                                                            ------------
           NEW HAMPSHIRE  1.3%
  2,000    New Hampshire Higher Ed & Hlth Fac Auth
           Rev Havenwood-Heritage Heights............   7.350     01/01/18     2,030,780
  2,000    New Hampshire Higher Ed & Hlth Fac Auth
           Rev Havenwood-Heritage Heights............   7.450     01/01/25     2,024,280
  3,100    New Hampshire Higher Ed & Hlth Fac Auth
           Rev Vly Regl Hosp (c).....................   7.350     04/01/23     3,102,263
  1,000    New Hampshire Hlth & Ed Fac Auth Rev NH
           College Issue.............................   7.500     01/01/31     1,083,530
  1,000    New Hampshire St Business Fin Auth Rev
           Alice Peck Day Hlth Sys Ser A.............   6.875     10/01/19     1,009,270
                                                                            ------------
                                                                               9,250,123
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           NEW JERSEY  3.5%
$ 2,240    Camden Cnty, NJ Impt Auth Lease Rev
           Dockside Refrig (a) (b) (c)...............   8.400%    04/01/24  $  2,038,400
  1,980    New Jersey Econ Dev Auth Asstd Living
           Rev.......................................   6.750     08/01/30     1,740,083
  2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
           Inc Fac Ser A.............................   7.000     11/15/16     1,998,040
  2,000    New Jersey Econ Dev Auth Continental Airl
           Inc Proj..................................   6.250     09/15/19     1,263,560
  2,000    New Jersey Econ Dev Auth First Mtg
           Franciscan Oaks Proj......................   5.700     10/01/17     1,831,900
  1,000    New Jersey Econ Dev Auth Retirement Cmnty
           Rev Ser A.................................   8.000     11/15/15     1,056,820
  1,000    New Jersey Econ Dev Auth Retirement Cmnty
           Rev Ser A.................................   8.125     11/15/18     1,041,090
  1,440    New Jersey Econ Dev Auth Retirement Cmnty
           Rev Ser A.................................   8.125     11/15/23     1,514,074
  1,000    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A..................   8.500     11/01/16     1,063,000
  1,500    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A..................   8.625     11/01/25     1,591,545
  1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
           Landfill Ser A (Prerefunded @ 05/15/14)...   6.375     04/01/18     1,233,290
  1,645    New Jersey Econ Dev Auth Rev Kullman Assoc
           Proj Ser A................................   6.125     06/01/18     1,462,504
  2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
           Esplanade (a) (b).........................   7.000     06/01/39     1,677,540
  3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
           Glen Proj Ser A (Prerefunded @
           05/15/06).................................   8.750     05/15/26     3,690,420
  1,210    New Jersey Hlthcare Fac Fin Auth Rev
           Raritan Bay Med Ctr Issue Rfdg............   7.250     07/01/14     1,254,903
  1,090    New Jersey St Ed Fac Auth Rev Felician
           College of Lodi Ser D.....................   7.375     11/01/22       999,497
                                                                            ------------
                                                                              25,456,666
                                                                            ------------
           NEW MEXICO  0.7%
  4,195    Albuquerque, NM Retirement Fac Rev La Vida
           Llena Proj Ser B Rfdg.....................   6.600     12/15/28     3,915,445
  1,040    New Mexico Hsg Auth Region lll Sr
           Brentwood Gardens Apt Ser A...............   6.850     12/01/31     1,029,558
                                                                            ------------
                                                                               4,945,003
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           NEW YORK  5.5%
$   995    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
           Allen Proj Ser A..........................   6.875%    06/01/39  $    916,574
  1,400    Brookhaven, NY Indl Dev Agy Sr Residential
           Hsg Rev Woodcrest Estates Fac Ser A.......   6.375     12/01/37     1,334,326
  1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
           Empire Sports Proj Ser A..................   6.250     03/01/28       400,000
  2,330    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
           Proj......................................   8.000     11/15/15     2,462,484
  3,000    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Ctr Proj (FSA Insd)......   6.250     11/15/06     3,259,500
  1,500    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Ctr Proj (FSA Insd)......   6.375     11/15/07     1,650,120
  2,000    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Ctr Proj (FSA Insd)......   6.500     11/15/09     2,202,440
  3,000    New York City Indl Dev Agy Field Hotel
           Assoc LP JFK Rfdg.........................   6.000     11/01/28     1,867,560
  3,000    New York City Indl Dev Agy JFK Intl Arpt
           Proj Ser B................................   8.500     08/01/28       907,500
  2,185    New York City Indl Dev Agy LaGuardia Assoc
           LP Proj Rfdg..............................   5.800     11/01/13     1,589,019
  5,000    New York City Ser A.......................   7.000     08/01/07     5,702,350
  2,130    New York City Ser D.......................   8.000     02/01/05     2,356,440
    870    New York City Ser D (Escrowed to
           Maturity).................................   8.000     02/01/05       976,175
  2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg)........................  11.245     04/01/20     3,195,950
  1,990    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
           Highpointe at Malta Proj Ser A............   6.875     06/01/39     1,861,088
  1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
           Care Retirement Cmnty Rev.................   7.250     11/01/28     1,046,660
    990    Suffolk Cnty, NY Indl Dev Agy Eastern Long
           Is Hosp Assoc Ser A.......................   7.750     01/01/22       982,486
  1,400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
           Spellman High Voltage Fac Ser A...........   6.375     12/01/17     1,296,610
  1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
           Landing Ser A.............................   8.000     10/01/20     1,470,923
  1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
           Jewish Home Ser A.........................   7.375     03/01/31     1,030,730

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           NEW YORK (CONTINUED)
$ 2,315    Utica, NY Indl Dev Agy Civic Utica College
           Civic Fac.................................   6.750%    12/01/21  $  2,334,840
  1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
           Sr Hsg Inc Ser A..........................   7.375     07/01/30     1,017,650
                                                                            ------------
                                                                              39,861,425
                                                                            ------------
           NORTH CAROLINA  0.3%
  2,000    North Carolina Med Care Comm First Mtg
           United Methodist Homes....................   7.000     10/01/17     2,091,440
                                                                            ------------

           NORTH DAKOTA  0.2%
  1,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
           Vly Square Proj...........................   6.250     12/01/34       838,050
    970    Grand Forks, ND Sr Hsg Rev Spl Term 4000
           Vly Square Proj...........................   6.375     12/01/34       813,064
                                                                            ------------
                                                                               1,651,114
                                                                            ------------
           OHIO  1.5%
  1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
           Summa Hosp Ser A..........................   5.375     11/15/24     1,329,180
  3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax
           Increment.................................   7.000     12/01/18     3,025,380
    623    Cuyahoga Cnty, OH Multi-Family Rev Hsg
           Park Lane Apts Ser A1 Rfdg (f)............   1.250     10/01/37       510,049
  1,081    Cuyahoga Cnty, OH Multi-Family Rev Hsg
           Park Lane Apts Ser A2 Rfdg (a)............   5.460     10/01/37        27,033
  1,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
           Proj......................................   6.300     04/01/22     1,551,950
  1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
           Retirement Rfdg...........................   6.500     08/15/20     1,584,915
  2,935    Madison Cnty, OH Hosp Impt Rev Madison
           Cnty Hosp Proj Rfdg.......................   6.400     08/01/28     2,737,592
                                                                            ------------
                                                                              10,766,099
                                                                            ------------
           OKLAHOMA  1.8%
    750    Langston, OK Econ Dev Langston Cmnty Dev
           Corp Proj Ser A...........................   7.000     08/01/10       740,422
    750    Langston, OK Econ Dev Langston Cmnty Dev
           Corp Proj Ser A...........................   7.400     08/01/17       722,707
  1,000    Langston, OK Econ Dev Langston Cmnty Dev
           Corp Proj Ser A...........................   7.625     08/01/20       971,820
  1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
           Proj Ser A Rfdg...........................   7.000     04/01/25       996,670

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           OKLAHOMA (CONTINUED)
$ 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
           Hlthcare Sys Ser A Rfdg...................   5.750%    08/15/12  $    891,597
  1,000    Oklahoma Dev Fin Auth Rev Hillcrest
           Hlthcare Sys Ser A Rfdg...................   5.750     08/15/15       816,370
  4,000    Oklahoma Dev Fin Auth Rev Hillcrest
           Hlthcare Sys Ser A Rfdg...................   5.625     08/15/19     3,101,400
  3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC
           Insd).....................................   6.250     11/01/22     3,825,185
  3,000    Tulsa, OK Muni Arpt Trust Rev American
           Airl Proj Rfdg............................   6.250     06/01/20     1,365,000
                                                                            ------------
                                                                              13,431,171
                                                                            ------------
           OREGON  1.1%
  2,000    Clackamas Cnty, OR Hosp Fac Willamette
           View Inc Proj Ser A.......................   7.500     11/01/29     2,145,860
  2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr
           Hsg.......................................   6.875     08/01/28     2,124,151
  3,933    Oregon St Hlth Hsg Ed & Cultural Fac
           Auth......................................   7.250     06/01/28     3,873,827
                                                                            ------------
                                                                               8,143,838
                                                                            ------------
           PENNSYLVANIA  8.3%
  2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
           B.........................................   9.250     11/15/15     2,267,920
  2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
           B.........................................   9.250     11/15/22     2,260,340
  1,500    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
           B.........................................   9.250     11/15/30     1,678,350
  2,000    Allegheny Cnty, PA Indl Dev Auth Lease
           Rev.......................................   6.625     09/01/24     1,829,560
  6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
           Rev Collateral Toledo Edison Co Proj Ser A
           Rfdg (g)..................................   7.750     05/01/20     6,545,160
  1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
           Vlg Inc Proj Rfdg (Prerefunded @
           05/15/06).................................   7.700     05/15/22     1,191,510
  1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
           Hlthcare Fac Chandler.....................   6.200     05/01/19       953,990
  1,500    Chester Cnty, PA Hlth & Ed Fac Chester
           Cnty Hosp Ser A...........................   6.750     07/01/31     1,415,130
  2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
           A.........................................   6.625     06/01/27     2,209,300
  2,000    Cumberland Cnty, PA Indl Dev Auth Rev
           First Mtg Woods Cedar Run Ser A Rfdg......   6.500     11/01/28     1,406,220
  5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
           Ctr Hyatt Regency (c).....................   6.200     01/01/29     3,874,000
  3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
           Riverfront Office.........................   6.000     01/01/25     2,559,750

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           PENNSYLVANIA (CONTINUED)
$ 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
           (FGIC Insd)...............................  10.420%    06/18/15  $  3,709,510
  1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
           Saint Anne's Home.........................   6.625     04/01/28       975,580
  1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
           Bible Fellowship Church...................   7.625     11/01/21     1,254,396
  2,000    Lehigh Cnty, PA Gen Purp Auth Rev
           Kidspeace Oblig Group Rfdg................   6.000     11/01/23     1,868,160
  1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
           Lifepath Inc Proj.........................   6.100     06/01/18       898,510
  2,000    Montgomery Cnty, PA Higher Ed & Temple
           Continuing Care Ctr (a)...................   6.750     07/01/29     1,003,600
    500    Montgomery Cnty, PA Indl Dev Auth Rev
           First Mtg The Meadowood Corp Rfdg.........   7.000     12/01/10       518,985
  2,500    Montgomery Cnty, PA Indl Dev Auth Rev
           First Mtg The Meadowood Corp Rfdg.........   7.250     12/01/15     2,551,000
  6,000    Montgomery Cnty, PA Indl Dev Auth Rev
           First Mtg The Meadowood Corp Rfdg.........   7.400     12/01/20     6,112,380
    940    Montgomery Cnty, PA Indl Dev Auth Rev
           Wordsworth Academy........................   7.750     09/01/24       965,869
  1,455    Northeastern PA Hosp & Ed Auth Hlthcare
           Rev.......................................   7.125     10/01/29     1,427,835
  3,000    Pennsylvania Econ Dev Fin Auth Res
           Recovery Rev Colver Proj Ser D............   7.050     12/01/10     3,105,360
    980    Pennsylvania St Higher Ed Student Assn Inc
           Proj Ser A................................   6.750     09/01/32     1,015,682
  2,150    Philadelphia, PA Auth Indl Dev Rev Coml
           Dev Rfdg..................................   7.750     12/01/17     2,204,653
  1,500    Scranton Lackawanna, PA Hlth & Welfare
           Auth Rev Rfdg.............................   7.250     01/15/17     1,489,455
  2,000    Scranton Lackawanna, PA Hlth & Welfare
           Auth Rev Rfdg.............................   7.350     01/15/22     1,983,600
  1,500    Westmoreland Cnty, PA Indl Dev Hlthcare
           Fac Redstone Ser B........................   8.000     11/15/23     1,569,945
                                                                            ------------
                                                                              60,845,750
                                                                            ------------
           RHODE ISLAND  0.5%
  1,795    Providence, RI Redev Agy Ctf Part Ser A...   8.000     09/01/24     1,848,222
  1,825    Rhode Island St Econ Dev Corp Rev Oblig
           Providence Place..........................   7.250     07/01/20     1,816,368
                                                                            ------------
                                                                               3,664,590
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           SOUTH CAROLINA  1.0%
$   115    Charleston Cnty, SC Ctf Part Ser B (MBIA
           Insd).....................................   7.000%    06/01/19  $    124,221
  1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
           Inc Ser 84................................   3.624     06/15/04       993,750
  2,000    South Carolina Jobs Econ Dev First Mtg
           Westley Commons Proj......................   7.750     10/01/24     1,884,840
  1,250    South Carolina Jobs Econ Impt Palmetto
           Hlth Alliance Ser A.......................   7.125     12/15/15     1,364,100
  4,000    South Carolina St Hsg Fin & Dev Hsg Three
           Rivers & Edenwood Ser A...................   6.750     05/01/28     2,996,640
                                                                            ------------
                                                                               7,363,551
                                                                            ------------
           SOUTH DAKOTA  0.3%
    590    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
           Corp Ser A................................   5.500     12/15/08       565,893
  1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
           Corp Ser A................................   6.000     12/15/18     1,631,317
                                                                            ------------
                                                                               2,197,210
                                                                            ------------
           TENNESSEE  2.9%
    940    Chattanooga, TN Indl Dev Brd Indl Rev Dev
           Mkt Street Proj Rfdg......................   7.000     12/15/12       858,596
  4,625    Chattanooga, TN Indl Dev Brd Indl Rev Dev
           Warehouse Row Ltd Proj Rfdg...............   7.000     12/15/12     4,224,475
  3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev
           Rfdg (MBIA Insd)..........................   7.750     07/01/29     3,922,050
  2,975    SCA Tax Exempt Trust Multi-Family Mtg
           Memphis Hlth Ed Rev Ser A6 (FSA Insd).....   7.350     01/01/30     3,132,615
  5,660    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
           Rev.......................................   8.410     11/01/19     5,668,716
  2,975    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
           Ser A (c).................................  10.000     11/01/19     3,206,752
  1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
           Ser B (a) (c).............................  10.000     11/01/20       116,000
                                                                            ------------
                                                                              21,129,204
                                                                            ------------
           TEXAS  10.6%
    795    Abia Dev Corp TX Arpt Fac Rev Austin Belly
           Port Dev LLC Proj Ser A...................   6.250     10/01/08       756,872
  3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
           Port Dev LLC Proj Ser A...................   6.500     10/01/23     2,695,620
  1,000    Atlanta, TX Hosp Auth Fac Rev.............   6.700     08/01/19       971,890
  2,035    Atlanta, TX Hosp Auth Fac Rev.............   6.750     08/01/29     1,952,725

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           TEXAS (CONTINUED)
$ 1,000    Austin-Bergstorm Landhost Enteprises Inc
           TX Arpt Hotel Sr Ser A....................   6.750%    04/01/27  $    896,950
  1,975    Bell Cnty, TX Indl Dev Corp Solid Waste
           Disposal Rev..............................   7.600     12/01/17     1,639,250
  1,000    Bexar Cnty, TX Hsg Fin Corp Multi-Family
           Hsg Rev Woodland Ridge Apt Proj Ser A.....   7.000     01/01/39     1,002,090
  2,250    Brazos Cnty, TX Hlth Fac Dev Oblig Grp....   5.375     01/01/32     2,174,738
    735    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
           McKenna Mem Proj Ser A....................   6.250     02/01/32       740,020
  1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
           (c).......................................    *        08/01/11       998,056
  3,445    Dallas Cnty, TX Flood Ctl Dist No 1
           Rfdg......................................   7.250     04/01/32     3,455,921
  2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg......   5.750     10/01/17     3,373,296
  2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
           Oil Proj Ser 84 Rfdg (Variable Rate
           Coupon)...................................   8.920     04/01/04     2,504,850
  6,400    Houston, TX Arpt Sys Rev Spl Fac
           Continental Airl Ser B....................   6.125     07/15/17     3,433,920
  3,000    Houston, TX Arpt Sys Rev Spl Fac
           Continental Airl Ser C....................   5.700     07/15/29     1,398,600
  1,750    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (FSA Insd)................................   5.125     07/01/32     1,747,218
  8,880    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (c).............  10.320     05/15/14    11,573,038
  3,750    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (c).............  10.320     05/15/15     4,880,850
  1,500    Lubbock, TX Hlth Fac Dev Corp Rev First
           Mtg Carillon Proj Ser A...................   6.500     07/01/19     1,297,125
  2,305    Meadow Parc Dev Inc TX Multi-Family Rev
           Hsg Meadow Parc Apt Proj..................   6.500     12/01/30     2,180,714
  2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj.......................   7.250     01/01/31     2,417,725
  2,950    Midlothian, TX Dev Auth Tax Increment
           Contract Rev..............................   6.700     11/15/23     3,004,044
  2,000    Midlothian, TX Dev Auth Tax Increment
           Contract Rev..............................   7.875     11/15/26     2,221,160
  3,000    North Cent TX Hlth Fac Dev Hosp Childrens
           Med Ctr Dallas (AMBAC Insd)...............   5.250     08/15/32     3,070,920
    250    San Antonio, TX Hlth Fac Dev Corp Rev
           Encore Nursing Ctr Part...................   8.250     12/01/19       255,078
  1,902    Texas Gen Svcs Comm Part Interests........   7.250     08/15/11     1,933,916
  5,800    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev (Inverse Fltg) (GNMA
           Collateralized)...........................   6.900     07/02/24     6,458,938

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           TEXAS (CONTINUED)
$ 1,420    Texas St Higher Edl Coordinating Brd
           College Student Ln Rev....................   7.849%    10/01/25  $  1,455,827
  2,000    Texas St Tpk Auth Dallas North Thruway Rev
           Addison Arpt Toll Tunnel Proj (Prerefunded
           @ 01/01/05) (FGIC Insd)...................   6.750     01/01/15     2,225,740
  2,000    Texas St Tpk Auth Dallas North Thruway Rev
           Addison Arpt Toll Tunnel Proj (Prerefunded
           @ 01/01/05) (FGIC Insd)...................   6.600     01/01/23     2,220,560
  2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
           Proj......................................   7.500     12/01/29     2,510,650
                                                                            ------------
                                                                              77,448,301
                                                                            ------------
           UTAH  0.4%
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj......................................   7.800     09/01/15       759,450
  1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj......................................   8.000     09/01/20       859,048
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj......................................   7.800     09/01/25       709,520
    420    Utah St Hsg Fin Agy Single Family Mtg Mezz
           A1 (AMBAC Insd)...........................   6.100     07/01/13       444,318
                                                                            ------------
                                                                               2,772,336
                                                                            ------------
           VERMONT  0.4%
  1,015    Vermont Ed & Hlth Bldg Fin Agy Rev
           Hlthcare Fac Copley Manor Proj (a)........   6.250     04/01/29       611,751
  1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
           Council Dev Mental Hlth Ser A.............   6.000     12/15/09     1,100,860
  1,000    Vermont Ed & Hlth Bldg Fin Bennington
           College Proj..............................   6.625     10/01/29     1,006,650
                                                                            ------------
                                                                               2,719,261
                                                                            ------------
           VIRGINIA  1.7%
  1,000    Greensville Cnty, VA Indl Dev Wheeling
           Steel Proj Ser A (a) (b)..................   7.000     04/01/14       671,250
  2,500    Henrico Cnty, VA Econ Dev VA Utd Methodist
           Ser A Rfdg................................   6.500     06/01/22     2,472,750
  6,000    Peninsula Port Auth VA Baptist Homes Ser
           A.........................................   7.375     12/01/32     6,051,960
  1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
           Exempt Fac Ser A (c)......................   7.450     01/01/09     1,493,130
  1,700    Virginia Small Business Fin Auth Rev Indl
           Dev SIL Clean Wtr Proj....................   7.250     11/01/24     1,705,440
                                                                            ------------
                                                                              12,394,530
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           WASHINGTON  1.8%
$ 6,580    Energy Northwest WA Elec Rev Proj No 3 Ser
           A Rfdg (FSA Insd).........................   5.500%    07/01/17  $  7,253,792
  1,000    King Cnty, WA Pub Hosp Dist No 004
           Snoqualmie Vly Hosp.......................   7.250     12/01/15     1,042,940
  1,000    Port Seattle, WA Spl Fac Rev Northwest
           Airl Proj.................................   7.125     04/01/20       681,780
  1,000    Port Seattle, WA Spl Fac Rev Northwest
           Airl Proj.................................   7.250     04/01/30       656,750
  3,500    Seattle, WA Muni Lt & Pwr Rev.............   5.625     12/01/18     3,813,040
                                                                            ------------
                                                                              13,448,302
                                                                            ------------
           WISCONSIN  1.2%
    800    Baldwin, WI Hosp Rev Mtg Ser A............   6.125     12/01/18       802,008
  1,000    Baldwin, WI Hosp Rev Mtg Ser A............   6.375     12/01/28     1,004,480
  1,750    Milwaukee, WI Rev Sr Air Cargo............   6.500     01/01/25     1,686,563
  3,000    Wisconsin St Hlth & Ed Fac Auth Rev
           Milwaukee Catholic Home Inc Proj..........   7.500     07/01/26     3,039,990
  1,000    Wisconsin St Hlth & Ed Fac Auth Rev
           Oakwood Vlg Proj Ser A....................   7.625     08/15/30     1,109,730
  1,000    Wisconsin St Hlth & Ed Fac Divine Savior
           Hlthcare Ser C............................   7.500     05/01/32     1,007,750
                                                                            ------------
                                                                               8,650,521
                                                                            ------------
           WYOMING  0.2%
  1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
           Med Ctr...................................   6.750     12/01/27     1,483,830
                                                                            ------------

           PUERTO RICO  0.1%
  2,465    Puerto Rico Port Auth Rev Spl Fac American
           Airl Ser A................................   6.250     06/01/26       456,025
                                                                            ------------

           U. S. VIRGIN ISLANDS  0.4%
  2,500    Northern Mariana Islands Ser A............   7.375     06/01/30     2,565,625
                                                                            ------------

TOTAL MUNICIPAL BONDS  98.2%..............................................   716,878,698
                                                                            ------------

           TAXABLE NOTE  0.2%
    976    Divine Family Trust (e)...................   6.000     10/29/04       966,397
                                                                            ------------

TOTAL INVESTMENTS  98.4%
  (Cost $762,951,870).....................................................   717,845,095

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

                                                                               MARKET
                     DESCRIPTION                                               VALUE
OTHER ASSETS IN EXCESS OF LIABILITIES  $1.6%..............................  $ 12,012,880
                                                                            ------------

NET ASSETS  100.0%........................................................  $729,857,975
                                                                            ============

 * Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(h) Interest is accruing at less than the stated coupon.

(i) Payment-in-kind security.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $762,951,870).......................  $ 717,845,095
Receivables:
  Interest..................................................     15,382,469
  Investments Sold..........................................      1,050,000
  Fund Shares Sold..........................................        301,399
Other.......................................................        114,719
                                                              -------------
    Total Assets............................................    734,693,682
                                                              -------------
LIABILITIES:
Payables:
  Custodian Bank............................................      1,741,788
  Income Distributions......................................      1,197,463
  Fund Shares Repurchased...................................        822,353
  Distributor and Affiliates................................        448,344
  Investment Advisory Fee...................................        301,079
Accrued Expenses............................................        164,074
Trustees' Deferred Compensation and Retirement Plans........        160,606
                                                              -------------
    Total Liabilities.......................................      4,835,707
                                                              -------------
NET ASSETS..................................................  $ 729,857,975
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 881,867,034
Accumulated Undistributed Net Investment Income.............      2,819,616
Net Unrealized Depreciation.................................    (45,106,775)
Accumulated Net Realized Loss...............................   (109,721,900)
                                                              -------------
NET ASSETS..................................................  $ 729,857,975
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $564,855,532 and 43,655,995 shares of
    beneficial interest issued and outstanding).............  $       12.94
    Maximum sales charge (4.75%* of offering price).........            .65
                                                              -------------
    Maximum offering price to public........................  $       13.59
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $127,952,984 and 9,894,890 shares of
    beneficial interest issued and outstanding).............  $       12.93
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $37,049,459 and 2,845,795 shares of
    beneficial interest issued and outstanding).............  $       13.02
                                                              =============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 26,559,064
                                                              ------------
EXPENSES:...................................................
Investment Advisory Fee.....................................     1,788,659
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $682,440, $690,510 and $187,369,
  respectively).............................................     1,560,319
Shareholder Services........................................       244,436
Legal.......................................................       110,485
Custody.....................................................        31,859
Trustees' Fees and Related Expenses.........................        13,050
Other.......................................................       198,476
                                                              ------------
    Total Expenses..........................................     3,947,284
    Less Credits Earned on Cash Balances....................         9,444
                                                              ------------
    Net Expenses............................................     3,937,840
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 22,621,224
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    197,176
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (26,406,315)
  End of the Period.........................................   (45,106,775)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (18,700,460)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(18,503,284)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  4,117,940
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2003     SEPTEMBER 30, 2002
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 22,621,224        $  45,693,443
Net Realized Gain/Loss...........................        197,176          (24,732,738)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (18,700,460)          17,786,818
                                                    ------------        -------------
Change in Net Assets from Operations.............      4,117,940           38,747,523
                                                    ------------        -------------

Distributions from Net Investment Income:
  Class A Shares.................................    (15,398,877)         (31,960,261)
  Class B Shares.................................     (3,248,651)          (7,625,939)
  Class C Shares.................................       (877,069)          (1,952,996)
                                                    ------------        -------------
Total Distributions..............................    (19,524,597)         (41,539,196)
                                                    ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (15,406,657)          (2,791,673)
                                                    ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     35,307,466           92,763,808
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     12,006,801           23,840,923
Cost of Shares Repurchased.......................    (69,124,506)        (174,785,925)
                                                    ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (21,810,239)         (58,181,194)
                                                    ------------        -------------
TOTAL DECREASE IN NET ASSETS.....................    (37,216,896)         (60,972,867)
NET ASSETS:
Beginning of the Period..........................    767,074,871          828,047,738
                                                    ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,819,616 and ($277,011), respectively).......   $729,857,975        $ 767,074,871
                                                    ============        =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS                                          NINE MONTHS
                              ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
      CLASS A SHARES        MARCH 31,    -----------------------------------   SEPTEMBER 30,
                               2003      2002 (a)    2001     2000     1999        1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $13.21      $13.25    $13.27   $13.91   $15.08      $14.85
                              ------      ------    ------   ------   ------      ------
  Net Investment Income....      .40         .78       .77      .77      .81         .64
  Net Realized and
    Unrealized Gain/Loss...     (.32)       (.11)     (.05)    (.63)   (1.17)        .22
                              ------      ------    ------   ------   ------      ------
Total from Investment
  Operations...............      .08         .67       .72      .14     (.36)        .86
Less Distributions from Net
  Investment Income........      .35         .71       .74      .78      .81         .63
                              ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $12.94      $13.21    $13.25   $13.27   $13.91      $15.08
                              ======      ======    ======   ======   ======      ======

Total Return (b)...........    0.66%*      5.28%     5.46%    1.27%   -2.51%       6.00%*
Net Assets at End of the
  Period (In millions).....   $564.9      $579.1    $607.1   $621.5   $745.2      $771.4
Ratio of Expenses to
  Average Net Assets.......     .89%        .86%      .87%     .91%     .96%        .92%
Ratio of Net Investment
  Income to Average Net
  Assets...................    6.23%       5.99%     5.88%    5.91%    5.46%       5.66%
Portfolio Turnover.........       6%*        14%       22%      37%      77%         66%*

 *  Non-Annualized

(a) As required, effective October 31, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.95% to 5.99%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS                                          NINE MONTHS
                              ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
      CLASS B SHARES        MARCH 31,    -----------------------------------   SEPTEMBER 30,
                             2003 (c)    2002 (a)    2001     2000     1999        1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........    $13.20      $13.24    $13.27   $13.90   $15.07      $14.84
                              ------      ------    ------   ------   ------      ------
  Net Investment Income...       .36         .70       .68      .69      .69         .55
  Net Realized and
    Unrealized
    Gain/Loss.............      (.33)       (.12)     (.06)    (.64)   (1.16)        .23
                              ------      ------    ------   ------   ------      ------
Total from Investment
  Operations..............       .03         .58       .62      .05     (.47)        .78
Less Distributions from
  Net Investment Income...       .30         .62       .65      .68      .70         .55
                              ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............    $12.93      $13.20    $13.24   $13.27   $13.90      $15.07
                              ======      ======    ======   ======   ======      ======

Total Return (b)..........     0.27%*      4.49%     4.71%     .48%   -3.25%       5.35%*
Net Assets at End of the
  Period (In millions)....    $128.0      $149.5    $176.5   $221.4   $282.5      $279.6
Ratio of Expenses to
  Average Net Assets......     1.64%       1.62%     1.63%    1.67%    1.73%       1.68%
Ratio of Net Investment
  Income to Average Net
  Assets..................     5.47%       5.23%     5.12%    5.15%    4.70%       4.90%
Portfolio Turnover........        6%*        14%       22%      37%      77%         66%*

 *  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS                                          NINE MONTHS
                                ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
       CLASS C SHARES         MARCH 31,    -----------------------------------   SEPTEMBER 20,
                                 2003      2002 (a)    2001     2000     1999        1998
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $13.20      $13.24    $13.27   $13.90   $15.07      $14.84
                                ------      ------    ------   ------   ------      ------
  Net Investment Income......      .44         .70       .68      .69      .69         .55
  Net Realized and Unrealized
    Gain/Loss................     (.32)       (.12)     (.06)    (.64)   (1.16)        .23
                                ------      ------    ------   ------   ------      ------
Total from Investment
  Operations.................      .12         .58       .62      .05     (.47)        .78
Less Distributions from Net
  Investment Income..........      .30         .62       .65      .68      .70         .55
                                ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $13.02      $13.20    $13.24   $13.27   $13.90      $15.07
                                ======      ======    ======   ======   ======      ======

Total Return (b).............    0.96%*      4.49%     4.71%     .48%   -3.25%       5.35%*
Net Assets at End of the
  Period (In millions).......   $ 37.0      $ 38.5    $ 44.4   $ 49.1   $ 61.5      $ 63.2
Ratio of Expenses to Average
  Net Assets.................    1.65%       1.62%     1.62%    1.67%    1.73%       1.68%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    6.14%(c)    5.23%     5.13%    5.15%    4.69%       4.90%
Portfolio Turnover...........       6%*        14%       22%      37%      77%         66%*

 *  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the ratio of Net Investment Income to Average Net Assets of .69%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had $11,464,754 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $85,732,330 which expires between September 30, 2003 and September 30, 2010. Of this amount, $29,216,115 will expire on September 30, 2003.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $764,496,842
                                                                ============
Gross tax unrealized appreciation...........................    $ 30,533,993
Gross tax unrealized depreciation...........................     (77,185,740)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(46,651,747)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                                  2002
Distributions paid from:
  Ordinary income...........................................    $210,294
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $210,294
                                                                ========

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $62,718

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and the capitalization of reorganization and restructuring costs, and losses recognized for tax purposes but not for book purposes.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $9,444 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $17,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $59,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $190,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $105,545 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $685,275,386, $153,902,155 and $42,689,493 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,376,980    $ 30,861,176
  Class B.................................................     198,268       2,576,308
  Class C.................................................     143,286       1,869,982
                                                            ----------    ------------
Total Sales...............................................   2,718,534    $ 35,307,466
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     750,137    $  9,740,396
  Class B.................................................     133,065       1,726,539
  Class C.................................................      41,426         539,866
                                                            ----------    ------------
Total Dividend Reinvestment...............................     924,628    $ 12,006,801
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,306,132)   $(42,940,599)
  Class B.................................................  (1,764,350)    (22,882,640)
  Class C.................................................    (253,214)     (3,301,267)
                                                            ----------    ------------
Total Repurchases.........................................  (5,323,696)   $(69,124,506)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $687,614,413, $172,481,948 and
$43,580,912 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,042,249    $  79,393,394
  Class B...............................................      758,304        9,941,317
  Class C...............................................      262,118        3,429,097
                                                          -----------    -------------
Total Sales.............................................    7,062,671    $  92,763,808
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,453,948    $  19,024,194
  Class B...............................................      283,146        3,702,423
  Class C...............................................       85,216        1,114,306
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,822,310    $  23,840,923
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,943,857)   $(124,596,365)
  Class B...............................................   (3,050,451)     (39,875,659)
  Class C...............................................     (789,710)     (10,313,901)
                                                          -----------    -------------
Total Repurchases.......................................  (13,784,018)   $(174,785,925)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and the year ended September 30, 2002, 578,025 and 654,389 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and year ended September 30, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

CDSC for Class B and C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2003, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $47,200 and CDSC on redeemed shares of approximately $111,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $44,718,683 and $60,675,260, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $546,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $40,200. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,791,100 and $900 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
39, 339, 539                                                   Member NASD/SIPC.
STMI SAR 5/03                                                   10635E03-AP-5/03

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                            TOP FIVE HOLDINGS       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -0.17%     -0.53%     -0.48%
-------------------------------------------------------------------------
Six-month total return(2)                -3.40%     -3.44%     -1.45%
-------------------------------------------------------------------------
One-year total return(2)                  6.36%      6.20%      8.20%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.79%      4.73%      4.73%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.50%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.19%   5.27%(3)      4.71%
-------------------------------------------------------------------------
Commencement date                      12/13/85   04/30/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      3.88%      3.27%      3.27%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.97%      5.87%      5.87%
-------------------------------------------------------------------------
SEC Yield(6)                              3.35%      2.71%      2.71%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) The taxable-equivalent distribution rate is calculated assuming a maximum 44.3% combined federal and state tax rate effective for calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Income may subject certain individuals to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of March 31, 2003
- AAA/Aaa............  100%   [PIE CHART]
As of September 30, 2002
- AAA/Aaa............  100%   [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
10/02                                                                    $  0.0650                          $  0.0000
11/02                                                                    $  0.0650                          $  0.0000
12/02                                                                    $  0.0630                          $  0.1666
1/03                                                                     $  0.0630                          $  0.0000
2/03                                                                     $  0.0630                          $  0.0000
3/03                                                                     $  0.0630                          $  0.0000

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2003)

California Educational Facilities Authority Revenue
University Of The Pacific                                    3.0%
---------------------------------------------------------------------
California State                                             3.0%
---------------------------------------------------------------------
Grossmont, California Union High School District
Certificates Participation                                   2.2%
---------------------------------------------------------------------
Orange County, California Recovery Certificates
Participation Series A                                       2.1%
---------------------------------------------------------------------
Corona, California Redevelopment Agency Tax Allocation
Redevelopment Project Area Series A Refunding                2.1%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
Tax District                                                                22.3%                               21.2%
Public Education                                                            20.0%                               22.2%
Public Building                                                             14.3%                               12.9%
General Purpose                                                             13.6%                               14.8%
Water & Sewer                                                                7.9%                               10.2%

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND ABOUT THE KEY
EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND
INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD
ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S
MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE
TEAM INCLUDE DENNIS S. PIETRZAK, EXECUTIVE DIRECTOR; JOHN
R. REYNOLDSON, EXECUTIVE DIRECTOR; AND JOSEPH A. PIRARO, VICE PRESIDENT. THE FOLLOWING
DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT DURING THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, which led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb all of the issuance. Investors wary of volatility in the equity and corporate bond markets flocked to perceived "safe haven" investments, which provided much of the impetus for falling interest rates. As a result, Treasury prices were bid up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement feature made municipal bonds even more attractive.

    The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Many municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly $90 billion in 2003. Because of these challenges, investors seemed to prefer issues that were backed directly by revenues, as opposed to general obligations backed by tax receipts. Corporate-related bonds also performed poorly relative to higher-quality issues.

    The California market reflected these national trends and faced some additional challenges of its own. The state continued to be one of the largest issuers of municipal debt, at times leading the country or second only to New York. California faced a host of economic problems, including a $34 billion budget deficit that led Moody's and Standard & Poor's to downgrade the state's general obligations in February. On a more positive note, the state's real estate market appeared to be stable, as did the important service industry.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0630 per Class A share translates to a distribution rate of 3.88 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of -0.17 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.20 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE FUND?

A   With interest rates at such low
levels, we moved to attempt to protect the fund from any sudden increases in rates. One of the primary ways we did this was to reduce the fund's duration below that of its benchmark index. In addition, we boosted the fund's exposure to bonds with structural characteristics that made them more likely to weather interest-rate volatility relatively well. Many of these purchases were concentrated in bonds that feature the premium coupons of longer maturities and trade to a shorter, more intermediate call date. In the event of rising interest rates, these bonds offer the dual cushion of strong income, to offset capital losses, and moderate interest-rate vulnerability. Their income stream alone makes them an appealing investment whether rates fall or remain stable.

    While we were somewhat concerned about an eventual increase in interest rates, we were also wary of the near-term economic prospects for municipalities. Their poor revenue prospects led us to focus our purchases on bonds in sectors where revenues were tied to specific projects rather than general tax receipts. We also tended to avoid bonds that were backed by corporate revenues as well as bonds from the housing sector because of credit and structural concerns.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We anticipate that the national
economy will likely return to positive growth with the successful completion of Operation Iraqi Freedom. Once that happens, interest rates may begin to climb from their current lows. Municipal issuance is likely to remain strong, however, as local authorities attempt to meet their funding needs. We believe that the portfolio is well positioned for both rising and stable interest-rate environments.

    The California economy faces some daunting challenges, with mounting deficits that could well result in budget cuts as well as rising taxes. This means that issuance is likely to remain high as Sacramento attempts to find solutions to fund the state economy. Any issuance is likely to be somewhat offset by a healthy amount of built-in demand since California's bonds are double-tax-free for state residents. We will continue to monitor both the economy and the market for appropriate opportunities while striving to limit the fund's exposure to unwanted volatility.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. Such bonds are issued to finance essential government projects, such as highways and schools.

SECTOR: A group of securities that are similar with respect to their industry, maturity, credit rating or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS  97.1%
$ 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
           Ser A (FSA Insd)............................    *       09/01/20  $    806,901
  2,900    Anaheim, CA Pub Fin Auth Rev Elec Sys
           Generation Ser B Rfdg (FSA Insd)............   5.000%   10/01/16     3,130,898
  2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd)..................  11.730    12/28/18     2,849,580
  4,070    Anaheim, CA Uni High Sch Dist Ser A (FSA
           Insd).......................................   5.000    08/01/25     4,156,487
  1,430    Bay Area Govt Assn CA Lease Rev Cap Proj Ser
           A (AMBAC Insd)..............................   5.250    07/01/17     1,561,088
  3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Agy Pool Ser A2 (FSA Insd) (a)..............   6.400    12/15/14     3,289,410
  1,730    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg
           (FSA Insd)..................................   5.500    08/01/17     1,927,964
  1,850    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg
           (FSA Insd)..................................   5.500    08/01/18     2,049,189
  7,000    California Edl Fac Auth Rev Univ Of The
           Pacific (MBIA Insd) (a).....................   5.875    11/01/20     8,004,430
  2,000    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A (FSA Insd).................   5.550    08/15/25     2,016,380
  1,050    California Spl Dist Assn Fin Corp Ctfs Partn
           Pgm Ser DD (FSA Insd).......................   5.625    01/01/27     1,144,405
  3,185    California St (XLCA Insd)...................   5.250    02/01/11     3,558,059
  1,250    California St (FGIC Insd)...................   6.250    09/01/12     1,516,425
  2,385    California St (XLCA Insd)...................   6.250    09/01/12     2,872,160
  2,450    California St (FGIC Insd)...................   5.000    10/01/14     2,638,772
  1,200    California St Dept Transn Ctfs Ser A Rfdg
           (MBIA Insd).................................   5.250    03/01/16     1,307,976
  2,000    California St Dept Vet Affairs Ser A (AMBAC
           Insd).......................................   5.300    12/01/21     2,102,740
  3,000    California St Dept Wtr Res Pwr Supply Rev
           Ser A (MBIA Insd)...........................   5.250    05/01/10     3,371,790
  2,000    California St Dept Wtr Res Pwr Supply Rev
           Ser A (AMBAC Insd)..........................   5.500    05/01/16     2,242,440

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000    California St Dept Wtr Res Pwr Supply Rev
           Ser A (AMBAC Insd)..........................   5.375%   05/01/18  $  1,096,780
  2,500    California St Pub Wks Brd Lease Dept
           Corrections Ten Admin Ser A (AMBAC Insd)....   5.250    03/01/17     2,715,750
  4,125    California St Pub Wks Brd Lease Rev CA St
           Univ Ser A Rfdg (AMBAC Insd)................   5.500    10/01/14     4,641,120
  2,000    California St Pub Wks Brd Lease Rev Dept
           Corr Ser B Rfdg (AMBAC Insd)................   5.250    01/01/12     2,249,700
  1,000    California St Pub Wks Brd Lease Rev Var
           Cmnty College Proj Ser B Rfdg (AMBAC
           Insd).......................................   5.625    03/01/16     1,108,960
  2,000    California St Rfdg (FSA Insd)...............   5.250    02/01/10     2,246,120
  2,000    California St Rfdg (FSA Insd)...............   5.500    03/01/12     2,263,360
  7,750    California St Rfdg (FGIC Insd) (a)..........   5.000    02/01/23     7,876,790
  1,000    California St Univ Rev & Colleges Systemwide
           Ser A (AMBAC Insd)..........................   5.375    11/01/18     1,102,250
  1,000    Carson, CA Redev Agy Redev Proj Area No 1
           Tax Alloc (MBIA Insd).......................   5.500    10/01/15     1,158,720
  2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
           Impt Proj Ser A Rfdg (MBIA Insd) (a)........   7.000    08/01/12     2,548,560
  3,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Ser A
           (MBIA Insd).................................   5.250    08/01/23     3,152,280
  2,000    Cerritos, CA Pub Fin Auth Rev Tax Alloc
           Redev Proj Ser A (AMBAC Insd)...............   5.000    11/01/19     2,168,440
  2,335    Chaffey, CA Uni High Sch Dist Ser B (FGIC
           Insd).......................................   5.500    08/01/16     2,620,197
  1,205    Channel Islands Beach, CA Cmnty Svcs Dist
           Ctfs Partn CA Spl Dist Fin Proj BB (FSA
           Insd).......................................   5.700    09/01/21     1,342,346
  1,105    Chino, CA Ctf Partn Redev Agy (MBIA Insd)
           (a).........................................   6.200    09/01/18     1,148,581
  5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
           Area Ser A Rfdg (FGIC Insd) (a).............   6.250    09/01/13     5,590,286
  1,000    Coronado, CA Uni Sch Dist Ser B (FGIC
           Insd).......................................   5.375    08/01/26     1,063,530
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd).................................   5.000    06/01/21     1,036,910
  1,555    Emeryville, CA Pub Fin Auth Emeryville Redev
           Proj Ser A (MBIA Insd)......................   5.250    09/01/19     1,690,736
  1,300    Folsom Cordova, CA Uni Sch Dist Sch Fac Impt
           Dist No 2 Ser A (MBIA Insd).................   5.375    10/01/17     1,438,502
  1,360    Folsom, CA Pub Fin Auth City Hall & Cmnty
           Ctr Rfdg (FSA Insd) (a).....................   5.000    10/01/16     1,473,859

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
           Proj Rfdg (MBIA Insd).......................   5.000%   09/01/21  $  1,530,409
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   5.000    01/15/16     2,137,360
    650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA
           Insd).......................................   5.000    06/01/17       690,911
    590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/17       707,410
    630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/18       754,501
    675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/19       807,374
    720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd).......................................   5.900    08/01/20       858,233
  2,000    Glendale, CA Redev Agy Tax Cent Glendale
           Redev Proj (MBIA Insd)......................   5.250    12/01/20     2,162,940
 20,000    Grossmont, CA Uni High Sch Dist Ctf Part
           (MBIA Insd) (a).............................    *       11/15/21     5,789,400
  1,750    Hacienda La Puente, CA Uni Sch Dist Ser A
           (MBIA Insd).................................   5.500    08/01/20     1,919,155
  1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
           Ctr Proj (FSA Insd).........................   5.875    04/01/27     1,398,737
  1,950    Imperial Irr Dist CA Ctfs Partn Wtr Sys Proj
           (AMBAC Insd)................................   5.000    07/01/19     2,045,901
  2,000    Inglewood, CA Redev Agy Tax Alloc Merged
           Redev Proj Ser A Rfdg (AMBAC Insd)..........   5.250    05/01/23     2,176,040
  1,715    Irvine, CA Pub Facs & Infrastructure Ser B
           (AMBAC Insd)................................   5.000    09/02/23     1,762,283
  2,250    La Mesa Spring Vly, CA Sch Dist Ser A (FGIC
           Insd).......................................   5.000    08/01/26     2,296,125
  2,000    La Quinta, CA Redev Agy Tax Redev Proj Area
           No 1 (AMBAC Insd)...........................   5.000    09/01/22     2,082,100
  1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev
           Ser A (AMBAC Insd)..........................   5.250    08/01/16     1,093,350
  1,000    Long Beach, CA Bond Fin Auth Lease Rev
           Rainbow Harbor Refin Proj A (AMBAC Insd)....   5.250    05/01/24     1,040,880
  1,200    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd)..............   5.250    11/01/15     1,335,060
  1,260    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd)..............   5.250    11/01/16     1,392,237
  1,545    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd)..............   5.250    11/01/20     1,659,855

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,740    Los Angeles Cnty, CA Ctfs Partn Antelope Vly
           Courthouse Ser A (AMBAC Insd)...............   5.750%   11/01/16  $  3,146,232
  1,000    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
           Proj Rfdg (AMBAC Insd)......................   4.750    03/01/23     1,003,990
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
           Insd).......................................   5.000    07/01/23     1,024,040
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A Second Tier Sr Ser A Rfdg (AMBAC
           Insd).......................................   5.000    07/01/25     2,011,880
  1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................   5.000    07/01/15     1,332,182
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd).......................................   5.000    07/01/16     1,072,130
  1,265    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................    *       08/01/24       407,166
  1,320    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................    *       08/01/25       400,264
  2,460    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................    *       08/01/28       629,219
    358    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
           RR Lease Ltd (FSA Insd).....................   7.375    12/15/06       362,650
  1,000    Los Angeles, CA Cmnty College Dist Ctf Part
           City College Satellite Ser A (MBIA Insd)....   5.000    08/01/26     1,017,320
  1,975    Los Angeles, CA Ctfs Partn Real Ppty Pgm Ser
           T (MBIA Insd)...............................   5.000    02/01/19     2,077,819
  2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
           Proj Ser A Rfdg (MBIA Insd).................   6.100    07/01/25     2,435,383
  1,000    Los Angeles, CA Muni Impt Corp Lease Rev
           Cent Lib Proj Ser B Rfdg (MBIA Insd)........   5.375    06/01/15     1,026,310
  1,000    Los Angeles, CA Ser A (MBIA Insd)...........   5.000    09/01/16     1,073,420
  1,375    Los Angeles, CA Spl Assmt Landscaping & Ltg
           Dist No 96 Ser 1 (AMBAC Insd)...............   5.000    03/01/21     1,429,601
  1,000    Los Angeles, CA Uni Sch Dist 1997 Election
           Ser E (MBIA Insd)...........................   5.500    07/01/17     1,120,300

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500    Modesto, CA Irr Dist Ctfs Partn Cap Impts
           Ser A (FSA Insd)............................   5.250%   07/01/18  $  1,621,650
  1,105    Monrovia, CA Fin Auth Lease Rev Hillside
           Wilderness Preserve (AMBAC Insd)............   5.000    12/01/20     1,169,587
  2,000    Montclair, CA Redev Agy Tax Redev Proj No V
           Rfdg (MBIA Insd)............................   5.000    10/01/20     2,093,140
  1,000    Mount Pleasant, CA Elem Sch Dist 1998
           Election Ser C (FSA Insd)...................   5.500    03/01/26     1,067,070
  1,570    Mountain View, CA Shoreline Tax Alloc Ser A
           (MBIA Insd).................................   5.250    08/01/16     1,718,836
    370    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
           Sub Lien Ser E (MBIA Insd)..................   6.000    07/01/22       374,107
  2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)...   5.250    09/01/16     2,189,840
  1,250    North City West, CA Sch Fac Fin Auth Spl Tax
           Ser B Rfdg (FSA Insd).......................   5.750    09/01/15     1,411,363
  3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
           Insd).......................................   5.250    08/01/25     4,076,885
  1,000    Oakland, CA Redev Agy Sub Tax Alloc Cent
           Dist Redev (FGIC Insd)......................   5.500    09/01/18     1,117,860
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
           Insd).......................................   5.000    08/01/17     1,048,280
  1,300    Oceanside, CA Ctfs Partn Ser A Rfdg (AMBAC
           Insd).......................................   5.200    04/01/23     1,361,009
  1,930    Ontario, CA Redev Fin Auth Rev Proj No 1 Ctr
           City & Cimarron (MBIA Insd).................   5.250    08/01/15     2,131,376
  3,025    Orange Cnty, CA Pub Fin Auth Lease Rev
           Juvenile Justice Ctr Fac Rfdg (AMBAC
           Insd) (a)...................................   5.375    06/01/17     3,361,199
  5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
           (MBIA Insd) (a).............................   5.800    07/01/16     5,624,150
  1,340    Palm Springs, CA Fin Lease Rev Convention
           Ctr Proj Ser A Rfdg (MBIA Insd).............   5.250    11/01/19     1,449,344
  1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
           Insd) (a)...................................   6.100    03/01/16     1,058,380
  2,020    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd).....................   5.000    02/01/15     2,167,925
  1,110    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd).....................   5.000    02/01/16     1,183,571
  1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
           Rfdg (MBIA Insd) (a)........................   6.000    04/01/19     1,631,619
  1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)...........................   5.375    06/15/20     1,147,460

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev
           Proj (MBIA Insd) (a)........................   5.375%   09/01/25  $  3,163,830
  1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
           883 Ser A Rfdg (AMBAC Insd) (a).............   6.000    09/01/17     1,867,202
  1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
           Fltg) (MBIA Insd) (a).......................  11.438    07/01/22     1,387,040
  1,600    Redding, CA Jt Pwrs Auth Wtr Ser A Rfdg
           (AMBAC Insd)................................   5.000    06/01/21     1,663,936
  2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
           (FSA Insd)..................................   5.625    09/01/18     2,251,920
  1,000    Riverside Cnty, CA Ctfs Partn Historic
           Courthouse Proj (MBIA Insd).................   5.875    11/01/27     1,119,600
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............    *       08/01/31       383,029
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............    *       08/01/33       343,998
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............    *       08/01/35       307,020
  1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)...   5.500    09/01/20     1,437,057
  1,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd)......................   6.400    09/01/18     1,024,050
  3,000    San Francisco, CA City & Cnty George R
           Moscone Ctr Rfdg (FSA Insd).................   5.000    07/01/17     3,205,380
  1,500    San Francisco, CA City & Cnty Redev Fin Auth
           Tax Alloc San Francisco Redev Proj Ser A
           (FSA Insd)..................................   5.000    08/01/15     1,615,755
  2,000    San Francisco, CA City & Cnty Second Ser
           Issue 26B (FGIC Insd).......................   5.000    05/01/22     2,064,020
  2,000    San Jose, CA Arpt Rev Ser A Rfdg (FSA
           Insd).......................................   5.375    03/01/17     2,213,120
  2,675    San Jose, CA Fin Auth Lease Rev Convention
           Ctr Proj Ser F Rfdg (MBIA Insd).............   5.000    09/01/17     2,851,684
  1,000    San Leandro, CA Ctf Partn Lib & Fire
           Stations Fin (AMBAC Insd)...................   5.750    11/01/29     1,106,080
  1,000    San Leandro, CA Jt Proj Area Fin (MBIA
           Insd).......................................   5.100    12/01/26     1,027,200
  1,260    San Luis, CA Wtr Dists Rev Ctfs Partn Cap
           Impt Proj Rfdg (AMBAC Insd).................   5.500    11/01/16     1,412,460
  4,830    San Marcos, CA Redev Agy Tax Alloc (FSA
           Insd) (a)...................................   5.375    08/01/25     5,091,496
  2,000    San Mateo, CA Uni High Sch Dist Cap Apprec
           Election of 2000 Ser B (FGIC Insd)..........    *       09/01/24       643,580
  1,075    Santa Clara Cnty, CA Brd Ed Rfdg (MBIA
           Insd).......................................   5.000    04/01/25     1,097,489

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax
           Alloc Ser A Rfdg (MBIA Insd)................   5.375%   09/01/20  $  2,164,380
  2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax
           Alloc Ser A Rfdg (MBIA Insd)................   5.375    09/01/21     2,212,007
  1,000    Shasta, CA Jt Pwrs Fin Auth Cnty Admin Bldg
           Proj Ser A (MBIA Insd)......................   5.250    04/01/22     1,058,620
  1,250    Sonoma Cnty, CA Jr College Dist Election
           2002 Ser A (FSA Insd).......................   5.250    08/01/20     1,348,700
  1,000    South Gate, CA Pub Fin Auth South Gate Redev
           Proj No 1 (XLCA Insd).......................   5.750    09/01/22     1,106,160
  2,750    Southern CA Pub Pwr Transmission Rev Southn
           Transmission Sub Ser A Rfdg (FSA Insd)......   5.250    07/01/16     3,025,715
  1,135    Sweetwater, CA Auth Wtr Rev (FSA Insd)......   5.250    04/01/15     1,245,663
  1,195    Sweetwater, CA Auth Wtr Rev (FSA Insd)......   5.250    04/01/16     1,306,183
  1,500    Tahoe Truckee, CA Uni Sch Dist Sch Facs Impt
           Dist No 1 Rfdg (MBIA Insd)..................   5.500    08/01/18     1,725,165
    570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
           Rfdg (FSA Insd).............................   6.000    09/01/18       648,837
  2,150    Temecula, CA Redev Agy Tax Alloc Rev
           Temecula Redev Proj No 1 (MBIA Insd)........   5.125    08/01/27     2,201,837
  1,000    University of CA Rev Multi Purp Proj Ser F
           (FGIC Insd).................................   5.000    09/01/16     1,071,440
  1,000    University of CA Rev Multi Purp Proj Ser M
           (FGIC Insd).................................   5.125    09/01/17     1,077,900
  1,000    University of CA Rev Resh Fac Ser E (AMBAC
           Insd).......................................   5.000    09/01/19     1,048,470
  1,540    Vallejo City, CA Uni Sch Dist Ser A Rfdg
           (MBIA Insd).................................   5.900    02/01/20     1,829,843
  2,000    Ventura Cnty, CA Ctfs Partn Pub Fin Auth Ser
           I (FSA Insd)................................   5.250    08/15/16     2,185,500
  2,000    Vista, CA Uni Sch Dist Ser A (FSA Insd).....   5.000    08/01/23     2,059,260

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,415    William S Hart, CA Uni High Sch Fac Proj
           (MBIA Insd).................................   5.800%   09/01/18  $  1,617,911
  1,060    Woodland, CA Fin Auth Lease Rev Cap Projs
           Rfdg (XLCA Insd)............................   5.000    03/01/25     1,076,621
                                                                             ------------

TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $248,232,486)......................................................   265,782,847
SHORT-TERM INVESTMENTS  2.1%
  (Cost $5,750,000)........................................................     5,750,000
                                                                             ------------

TOTAL INVESTMENTS  99.2%
  (Cost $253,982,486)......................................................   271,532,847
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%................................     2,122,337
                                                                             ------------

NET ASSETS 100.0%..........................................................  $273,655,184
                                                                             ============

 * Zero coupon bond

(a) Asset segregated as collateral for open futures transactions.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $253,982,486).......................  $271,532,847
Receivables:
  Interest..................................................     2,949,024
  Fund Shares Sold..........................................       247,026
Other.......................................................        93,572
                                                              ------------
    Total Assets............................................   274,822,469
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       272,329
  Income Distributions......................................       251,498
  Distributor and Affiliates................................       164,124
  Variation Margin on Futures...............................       124,109
  Investment Advisory Fee...................................       108,161
  Custodian Bank............................................        42,396
Trustees' Deferred Compensation and Retirement Plans........       139,364
Accrued Expenses............................................        65,304
                                                              ------------
    Total Liabilities.......................................     1,167,285
                                                              ------------
NET ASSETS..................................................  $273,655,184
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $255,756,564
Net Unrealized Appreciation.................................    17,495,967
Accumulated Net Realized Gain...............................       443,426
Accumulated Undistributed Net Investment Income.............       (40,773)
                                                              ------------
NET ASSETS..................................................  $273,655,184
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $202,036,769 and 10,709,915 shares of
    beneficial interest issued and outstanding).............  $      18.86
    Maximum sales charge (3.25%* of offering price).........           .63
                                                              ------------
    Maximum offering price to public........................  $      19.49
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,227,025 and 2,823,718 shares of
    beneficial interest issued and outstanding).............  $      18.85
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,391,390 and 975,531 shares of
    beneficial interest issued and outstanding).............  $      18.85
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,391,934
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      620,237
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $243,097, $260,942 and $79,418,
  respectively).............................................      583,457
Legal.......................................................       13,851
Custody.....................................................       11,375
Trustees' Fees and Related Expenses.........................       10,796
Other.......................................................      150,362
                                                              -----------
    Total Expenses..........................................    1,390,078
    Less Credits Earned on Cash Balances....................        3,025
                                                              -----------
    Net Expenses............................................    1,387,053
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,004,881
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   889,827
  Futures...................................................     (386,678)
                                                              -----------
Net Realized Gain...........................................      503,149
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   23,550,782
                                                              -----------
  End of the Period:
    Investments.............................................   17,550,361
    Futures.................................................      (54,394)
                                                              -----------
                                                               17,495,967
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,054,815)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,551,666)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (546,785)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2003     SEPTEMBER 30, 2002
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  5,004,881         $  9,724,962
Net Realized Gain................................        503,149            2,313,461
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (6,054,815)           9,135,971
                                                    ------------         ------------
Change in Net Assets from Operations.............       (546,785)          21,174,394
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (4,012,817)          (7,620,889)
  Class B Shares.................................       (875,260)          (1,810,095)
  Class C Shares.................................       (265,529)            (414,336)
                                                    ------------         ------------
                                                      (5,153,606)          (9,845,320)
                                                    ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.................................     (1,748,024)            (295,777)
  Class B Shares.................................       (458,824)             (88,471)
  Class C Shares.................................       (132,766)             (19,226)
                                                    ------------         ------------
                                                      (2,339,614)            (403,474)
                                                    ------------         ------------
Total Distributions..............................     (7,493,220)         (10,248,794)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (8,040,005)          10,925,600
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     26,831,251           65,568,344
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      5,421,556            6,741,692
Cost of Shares Repurchased.......................    (18,956,751)         (48,379,678)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     13,296,056           23,930,358
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................      5,256,051           34,855,958
NET ASSETS:
Beginning of the Period..........................    268,399,133          233,543,175
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($40,773) and $107,952, respectively)..........   $273,655,184         $268,399,133
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                          NINE MONTHS
                               ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS A SHARES               MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                2003      2002 (c)    2001     2000     1999        1998
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $19.45      $18.64    $17.67   $17.28   $18.77      $18.29
                               ------      ------    ------   ------   ------      ------
  Net Investment Income.....      .37         .77       .81      .82      .83         .64
  Net Realized and
    Unrealized Gain/Loss....     (.41)        .85       .94      .38    (1.45)        .50
                               ------      ------    ------   ------   ------      ------
Total from Investment
  Operations................     (.04)       1.62      1.75     1.20     (.62)       1.14
                               ------      ------    ------   ------   ------      ------
Less:
  Distributions from Net
    Investment Income.......      .38         .78       .78      .81      .87         .66
  Distributions from Net
    Realized Gain...........      .17         .03       -0-      -0-      -0-         -0-
                               ------      ------    ------   ------   ------      ------
Total Distributions.........      .55         .81       .78      .81      .87         .66
                               ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $18.86      $19.45    $18.64   $17.67   $17.28      $18.77
                               ======      ======    ======   ======   ======      ======

Total Return (a)............   -0.17%*      9.01%    10.09%    7.20%   -3.44%       6.38%*
Net Assets at End of the
  Period (In millions)......   $202.0      $200.4    $174.9   $152.5   $162.0      $151.0
Ratio of Expenses to Average
  Net Assets (b)............     .85%        .87%      .89%     .98%     .92%        .88%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.96%       4.18%     4.43%    4.79%    4.52%       4.66%
Portfolio Turnover..........       8%*        32%       39%      52%      44%         21%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.18%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS                                          NINE MONTHS
                              ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS B SHARES              MARCH 31,    -----------------------------------   SEPTEMBER 30,
                               2003      2002 (c)    2001     2000     1999        1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $19.44      $18.65    $17.69   $17.26   $18.76      $18.29
                              ------      ------    ------   ------   ------      ------
  Net Investment Income....      .30         .63       .67      .68      .68         .53
  Net Realized and
    Unrealized Gain/Loss...     (.41)        .84       .94      .43    (1.45)        .50
                              ------      ------    ------   ------   ------      ------
Total from Investment
  Operations...............     (.11)       1.47      1.61     1.11     (.77)       1.03
                              ------      ------    ------   ------   ------      ------
Less:
  Distributions from Net
    Investment Income......      .31         .65       .65      .68      .73         .56
  Distributions from Net
    Realized Gain..........      .17         .03       -0-      -0-      -0-         -0-
                              ------      ------    ------   ------   ------      ------
Total Distributions........      .48         .68       .65      .68      .73         .56
                              ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $18.85      $19.44    $18.65   $17.69   $17.26      $18.76
                              ======      ======    ======   ======   ======      ======

Total Return (a)...........   -0.53%*      8.16%     9.27%    6.63%   -4.20%       5.76%*
Net Assets at End of the
  Period (In millions).....   $ 53.2      $ 53.0    $ 47.7   $ 38.3   $ 45.3      $ 40.1
Ratio of Expenses to
  Average Net Assets (b)...    1.61%       1.63%     1.65%    1.74%    1.68%       1.64%
Ratio of Net Investment
  Income to Average Net
  Assets...................    3.21%       3.42%     3.67%    4.03%    3.76%       3.89%
Portfolio Turnover.........       8%*        32%       39%      52%      44%         21%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.42%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                          NINE MONTHS
                               ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS C SHARES               MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                2003      2002 (c)    2001     2000     1999        1998
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $19.43      $18.64    $17.68   $17.26   $18.75      $18.29
                               ------      ------    ------   ------   ------      ------
  Net Investment Income.....      .31         .64       .68      .68      .69         .53
  Net Realized and
    Unrealized Gain/Loss....     (.41)        .83       .93      .42    (1.45)        .49
                               ------      ------    ------   ------   ------      ------
Total from Investment
  Operations................     (.10)       1.47      1.61     1.10     (.76)       1.02
                               ------      ------    ------   ------   ------      ------
Less:
  Distributions from Net
    Investment Income.......      .31         .65       .65      .68      .73         .56
  Distributions from Net
    Realized Gain...........      .17         .03       -0-      -0-      -0-         -0-
                               ------      ------    ------   ------   ------      ------
Total Distributions.........      .48         .68       .65      .68      .73         .56
                               ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $18.85      $19.43    $18.64   $17.68   $17.26      $18.75
                               ======      ======    ======   ======   ======      ======

Total Return (a)............   -0.48%*      8.16%     9.27%    6.57%   -4.15%       5.70%*
Net Assets at End of the
  Period (In millions)......   $ 18.4      $ 15.0    $ 11.0   $  6.6   $  7.4      $  4.8
Ratio of Expenses to Average
  Net Assets (b)............    1.61%       1.63%     1.65%    1.74%    1.69%       1.63%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.23%       3.41%     3.67%    4.03%    3.75%       3.87%
Portfolio Turnover..........       8%*        32%       39%      52%      44%         21%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.39% to 3.41%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had no when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes........................  $253,892,180
                                                              ============
Gross tax unrealized appreciation...........................  $ 17,825,632
Gross tax unrealized depreciation...........................      (184,965)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 17,640,667
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                                2002
Distributions paid from:
  Ordinary income...........................................  $ 48,176
  Long-term capital gain....................................   385,485
                                                              --------
                                                              $433,661
                                                              ========

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   67,992
Undistributed long-term capital gain........................   2,305,358

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $3,025 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................     .500%
Next $150 million...........................................     .450%
Next $250 million...........................................     .425%
Over $500 million...........................................     .400%

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $6,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $27,000 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $52,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $86,111 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $185,608,992, $51,723,284 and $18,424,288 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     865,296    $ 16,276,784
  Class B.................................................     275,839       5,204,414
  Class C.................................................     284,550       5,350,053
                                                            ----------    ------------
Total Sales...............................................   1,425,685    $ 26,831,251
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     220,300    $  4,147,496
  Class B.................................................      52,190         981,833
  Class C.................................................      15,535         292,227
                                                            ----------    ------------
Total Dividend Reinvestment...............................     288,025    $  5,421,556
                                                            ==========    ============
Repurchases:
  Class A.................................................    (677,330)   $(12,752,612)
  Class B.................................................    (231,892)     (4,349,004)
  Class C.................................................     (98,547)     (1,855,135)
                                                            ----------    ------------
Total Repurchases.........................................  (1,007,769)   $(18,956,751)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $177,937,324, $49,886,041 and
$14,637,143 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,363,919    $ 43,821,231
  Class B.................................................     799,096      14,892,121
  Class C.................................................     367,401       6,854,992
                                                            ----------    ------------
Total Sales...............................................   3,530,416    $ 65,568,344
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     280,419    $  5,198,487
  Class B.................................................      68,135       1,261,680
  Class C.................................................      15,185         281,525
                                                            ----------    ------------
Total Dividend Reinvestment...............................     363,739    $  6,741,692
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,722,209)   $(31,827,451)
  Class B.................................................    (696,543)    (12,857,656)
  Class C.................................................    (198,946)     (3,694,571)
                                                            ----------    ------------
Total Repurchases.........................................  (2,617,698)   $(48,379,678)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and the year ended September 30, 2002, 23,653 and 177,057 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and the year ended September 30, 2002, no Class C shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

The CDSC will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the six months ended March 31, 2003, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $23,800 and CDSC on redeemed shares of approximately $48,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,500,925 and $20,924,595, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Fund's portfolio in a changing interest rate environment, the Fund may purchase or sell financial futures contracts or engage in transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2003, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2002...........................        -0-
Futures Opened..............................................      1,175
Futures Closed..............................................       (837)
                                                                  -----
Outstanding at March 31, 2003...............................        338
                                                                  =====

    The futures contracts outstanding as of March 31, 2003 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures June 2003 (Current
    Notional Value of $114,875 per contract)................      65         $ (2,815)
  U.S. Treasury Notes 5-Year Futures June 2003 (Current
    Notional Value of $113,500 per contract)................     273          (51,579)
                                                                 ---         --------
                                                                 338         $(54,394)
                                                                 ===         ========

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $246,000 and payments to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $30,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $155,700 and $24,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
41, 341, 541                                                   Member NASD/SIPC.
CAI SAR 5/03                                                    10637E03-AP-5/03

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                              TOP FIVE STATES       7
                             TOP FIVE SECTORS       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      27
                NOTES TO FINANCIAL STATEMENTS      33
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      41

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES    B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.56%      0.13%       0.13%
-------------------------------------------------------------------------
Six-month total return(2)                -4.22%     -3.80%      -0.86%
-------------------------------------------------------------------------
One-year total return(2)                  4.61%      5.01%       7.95%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.04%      3.02%       3.26%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.53%      4.58%(3)      N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.94%      4.91%(3)    3.97%
-------------------------------------------------------------------------
Commencement date                      08/01/90   08/24/92    08/13/93
-------------------------------------------------------------------------

Distribution rate(4)                      4.29%      3.77%       3.78%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.99%      6.15%       6.16%
-------------------------------------------------------------------------
SEC Yield(6)                              3.88%      3.33%       3.33%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of March 31, 2003
- AAA/Aaa............  67.7%   [PIE CHART]
- AA/Aa..............  12.1%
- A/A................   4.9%
- BBB/Baa............   3.8%
- BB/Ba..............   1.1%
- Non-Rated..........  10.4%
As of September 30, 2002
- AAA/Aaa............  63.7%   [PIE CHART]
- AA/Aa..............  14.1%
- A/A................   4.2%
- BBB/Baa............   4.0%
- BB/Ba..............   0.6%
- CCC/Caa............   0.1%
- Non-Rated..........  13.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/02                                                                          $0.0585
11/02                                                                          $0.0585
12/02                                                                          $0.0555
1/03                                                                           $0.0555
2/03                                                                           $0.0555
3/03                                                                           $0.0555

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2003)

New York                                                    12.0%
---------------------------------------------------------------------
Texas                                                       10.0%
---------------------------------------------------------------------
Illinois                                                     8.8%
---------------------------------------------------------------------
New Jersey                                                   5.8%
---------------------------------------------------------------------
Colorado                                                     5.6%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
General Purpose                                                             15.9%                              14.8%
Transportation                                                              11.2%                              11.3%
Water & Sewer                                                               10.0%                              12.0%
Health Care                                                                  9.5%                              10.1%
Wholesale Electric                                                           8.6%                               8.2%

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JAMES F. WILLISON; MANAGING DIRECTOR, JOSEPH ARCIERI, EXECUTIVE DIRECTOR; AND TIMOTHY D. HANEY, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board (the Fed) helped keep rates down with a widely anticipated rate cut in November, which led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds. A combination of record supply and reaction to various tax proposals kept municipals cheap relative to other fixed-income investments. Investors wary of volatility in the equity and corporate bond markets flocked to perceived safe haven investments, which provided much of the impetus for falling interest rates. As a result, Treasury prices were bid up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. More recently, insurance companies also moved heavily into municipal bonds as they recognized the value in this sector. At the same time, recognizing economic weakness, investors favored insured issues, which represented roughly 50 percent of all issuance. This credit enhancement feature made municipal bonds even more attractive.

    The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly $90 billion in 2003. Because of these challenges, investors began to favor issues that were backed directly by revenues, as opposed to general obligations backed by tax receipts. Corporate-related municipals also underperformed relative to higher-quality issues.

    Performance along the yield curve favored shorter maturities. The Fed's November rate cut fueled a rally in short-term bonds that helped drive down lower yields at the front end of the curve. By contrast, bonds on the long end of the curve sold off somewhat, with the long bond posting the worst--though still positive--performance of any point on the curve.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0555 per share translates to a distribution rate of 4.29 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of 0.56 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.20 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE FUND?

A   Our strategy during the period was
heavily influenced by the low level of interest rates. With rates at multi-decade lows at the beginning of the period, it became increasingly likely that the next major move would be up. Therefore, in an effort to help protect the fund from potential losses, we trimmed the fund's duration, a measure of interest rate sensitivity, in early October, and maintained that position throughout the period.

    We were equally proactive in managing the fund's maturity structure. With the yield curve aggressively steepening, an eventual flattening appeared likely. A flattening curve generally favors bonds at either end of the curve and penalizes intermediate maturities. In this particular instance, we expect rates to rise substantially on the short end of the curve, with less movement on the long end. Therefore, we shifted some of the portfolio's holdings away from the ten-year sector and into bonds in the fifteen- to twenty-year area which were priced to call dates. These premium coupon bonds shifted the fund's curve exposure to a more favorable maturity range, while offering attractive income relative to their interest-rate risk.

    In light of our generally cautious outlook for credit conditions, we continued to improve the fund's credit risk profile. One of the key ways we did this was by increasing its holdings of AAA rated debt by 3 percent. Our preference for higher-quality bonds also affected the fund's sector weightings. We reduced the portfolio's weighting in state general obligation bonds, which are backed by volatile tax receipts, and invested the proceeds in bonds backed by more potentially stable municipal revenue streams, such as municipal utilities.

    As the market fluctuated throughout the six-month period, different sectors and states had significant price moves. We sought to capitalize on these through active relative value trading that took advantage of short-term price moves to lock in gains for the portfolio. Many of our trades were concentrated in specialty states that have distinctive supply and demand characteristics and are especially well-suited to this kind of approach.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We anticipate that the economy
may likely return to positive growth with the successful resolution of the Iraqi conflict. Once the economy begins to recover, interest rates are likely to climb from their current lows, particularly in shorter maturities. We expect that the growth will be moderate to slow, however, and credit quality will remain a concern. Municipal issuance is likely to remain strong as local authorities attempt to meet their funding needs. As always, we will continue to adjust the fund's investment profile to capture emerging opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes as well.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           MUNICIPAL BONDS  98.1%
           ALABAMA  2.0%
$ 1,790    Alabama St Univ Rev Gen Tuition & Fee Ser B
           (MBIA Insd).................................   5.250%   03/01/28  $  1,865,878
  1,865    Alabama St Univ Rev Gen Tuition & Fee Ser B
           (MBIA Insd).................................   5.250    03/01/33     1,940,644
  2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
           Ser A (AMBAC Insd) (a)......................   6.750    08/15/17     3,273,982
  8,000    Jefferson Cnty, AL Swr Rev Cap Impt Wt Ser B
           (FGIC Insd).................................   5.125    02/01/42     8,112,640
    238    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
           Mobile Energy Svcs Co Proj Rfdg (b) (c).....   6.950    01/01/20         1,785
                                                                             ------------
                                                                               15,194,929
                                                                             ------------
           ALASKA  0.1%
  1,000    Valdez, AK Marine Term Rev Sohio Pipeline
           Rfdg (a)....................................   7.125    12/01/25     1,045,350
                                                                             ------------

           ARIZONA  1.9%
  4,250    Maricopa Cnty, AZ Indl Dev Waste Mgmt Inc
           Proj........................................   4.800    12/01/31     4,376,777
  5,000    Phoenix, AZ Civic Impt Corp Amt Sr Lien Ser
           B (FGIC Insd)...............................   5.250    07/01/32     5,137,900
    500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
           Westminster Vlg Ser A Rfdg..................   8.250    06/01/15       524,400
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd) (a)............   6.000    09/01/12     2,138,400
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................   6.125    09/01/17     2,022,650
                                                                             ------------
                                                                               14,200,127
                                                                             ------------
           ARKANSAS  0.6%
  1,525    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
           Hosp Rev Newport Hosp & Clinic Inc (a)......   7.375    11/01/11     1,537,490
  3,042    Maumell, AR Dogwood Addition Prd Muni Ppty
           Owners Rfdg.................................   7.500    03/01/06     3,023,528
                                                                             ------------
                                                                                4,561,018
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           CALIFORNIA 3.9%
$ 5,250    Anaheim, CA Pub Fin Auth Lease Cap Apprec
           (FSA Insd)..................................    *       09/01/22  $  1,913,940
  5,000    California St Dept Wtr Res Pwr Ser A (XLCA
           Insd) (a)...................................   5.375%   05/01/17     5,487,850
  2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................    *       09/01/13     1,517,525
  5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................    *       09/01/14     2,920,688
  3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................    *       01/15/17     1,483,260
 21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................    *       01/15/24     6,250,860
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................    *       01/15/30     3,089,400
  6,695    San Francisco, CA City & Cnty Second Ser
           Issue 29 B Rfdg (FGIC Insd).................   5.125    05/01/20     7,106,207
                                                                             ------------
                                                                               29,769,730
                                                                             ------------
           COLORADO  5.5%
  2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
           (Escrowed to Maturity) (a)..................   8.875    08/01/10     3,854,306
  3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
           (Escrowed to Maturity) (a)..................   8.875    08/01/12     5,591,672
  5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
           (MBIA Insd).................................   5.125    12/01/32     5,158,150
  5,000    Colorado Springs, CO Utils Rev Sys Sub Lien
           Ser A Rfdg & Impt (a).......................   5.000    11/15/21     5,185,850
  1,000    Edgewater, CO Redev Auth Tax Increment Rev
           (Prerefunded @ 12/01/03)....................   6.750    12/01/08     1,046,190
  4,345    El Paso Cnty, CO Sch Dist 020 (FGIC Insd)...   5.250    12/15/17     4,768,898
  1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................    *       12/15/14       762,762
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................    *       12/15/15       773,488
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................    *       12/15/16       725,208
  1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................    *       12/15/18       597,183

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           COLORADO (CONTINUED)
$ 3,690    Jefferson Cnty, CO Residential Mtg Rev
           (Escrowed to Maturity) (a)..................  11.500%   09/01/12  $  5,954,405
  6,360    Platte Riv Pwr Auth CO Pwr Rev Ser EE.......   5.375    06/01/16     7,058,710
                                                                             ------------
                                                                               41,476,822
                                                                             ------------
           CONNECTICUT  2.2%
  2,785    Bridgeport, CT Rol Ser II R 182 (Inverse
           Fltg) (FGIC Insd) (d).......................   9.520    08/15/15     3,450,086
  2,950    Bridgeport, CT Rol Ser II R 182 (Inverse
           Fltg) (FGIC Insd) (d).......................   9.520    08/15/16     3,605,401
  3,200    Bridgeport, CT Ser A Rfdg (FGIC Insd).......   5.375    08/15/14     3,605,696
  2,530    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A-Private Placement (e)...........   6.400    09/01/11     2,732,147
    495    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A-Private Placement (Escrowed to
           Maturity) (e)...............................   6.500    09/01/06       572,730
  2,470    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A-Private Placement (Prerefunded @
           09/01/07) (e)...............................   6.400    09/01/11     2,882,169
                                                                             ------------
                                                                               16,848,229
                                                                             ------------
           DISTRICT OF COLUMBIA  1.1%
  5,150    District Columbia Tax Incrmnt Gallary Place
           Proj (FSA Insd).............................   5.250    07/01/27     5,324,173
  3,000    Metropolitan Washington DC Arpts Auth Sys
           Ser A (FGIC Insd)...........................   5.250    10/01/32     3,052,770
                                                                             ------------
                                                                                8,376,943
                                                                             ------------
           FLORIDA  3.3%
    500    Atlantic Beach, FL Rev Fleet Landing Proj
           Ser A Rfdg & Impt (Prerefunded @
           10/01/04)...................................   7.875    10/01/08       552,570
  5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
           Insd) (a)...................................   5.250    10/01/26     5,087,950
  9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
           Ser A Rfdg (MBIA Insd)......................    *       02/01/18     3,921,300
  5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd).......................................   5.950    07/01/20     5,492,400
  6,385    Lake Cnty, FL Sch Brd Ctfs Part (AMBAC
           Insd).......................................   5.375    07/01/16     7,091,692
    500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg...................   8.625    07/01/20       527,055
    595    Orange Cnty, FL Tourist Dev Tax Rev
           (Escrowed to Maturity) (AMBAC Insd).........   6.000    10/01/16       595,988

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           FLORIDA (CONTINUED)
$   710    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj...............   8.500%   05/01/17  $    740,047
    853    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj...............   7.500    05/01/18       892,639
                                                                             ------------
                                                                               24,901,641
                                                                             ------------
           GEORGIA  1.1%
  2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
           Rev Azalea Manor Proj Ser A (d).............   6.500    02/01/28     1,672,580
  6,315    Municipal Elec Auth GA Combustion Turbine
           Proj Ser A (MBIA Insd)......................   5.250    11/01/17     6,893,391
                                                                             ------------
                                                                                8,565,971
                                                                             ------------
           HAWAII  1.0%
  4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)
           (a).........................................   6.350    07/01/07     4,185,368
  1,475    Hawaii St Harbor Cap Impt Rev (FGIC Insd)...   6.350    07/01/07     1,523,586
  1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd)
           (a).........................................   6.400    07/01/08     1,611,574
                                                                             ------------
                                                                                7,320,528
                                                                             ------------
           ILLINOIS  8.6%
  1,010    Bridgeview, IL Tax Increment Rev Rfdg
           (Prerefunded @ 01/01/04)....................   9.000    01/01/11     1,067,530
  5,630    Broadview, IL Tax Increment Rev Sr Lien
           (Prerefunded @ 07/01/04) (a)................   8.250    07/01/13     6,176,842
 13,600    Chicago, IL Brd Edl Cap Apprec Sch Reform
           B-1 (FGIC Insd).............................    *       12/01/22     4,877,232
  6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................    *       12/01/19     2,971,192
  5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................    *       12/01/20     2,050,350
  6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................    *       12/01/21     2,445,195
  3,000    Chicago, IL Lakefront Millennium Pkg Fac
           (MBIA Insd) (a).............................    *       01/01/19     2,712,390
  1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
           Chicago (Escrowed to Maturity)..............   7.000    01/01/11     1,226,560
  5,100    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Proj Ser B (b).................   5.200    04/01/11       382,500
    900    Chicago, IL O'Hare Intl Arpt Spl United Airl
           Proj Ser A (b)..............................   5.350    09/01/16        69,750
  4,610    Chicago, IL Pk Dist Hbr Facs (XLCA Insd)....   5.650    01/01/19     5,032,368
  3,210    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)...   5.750    01/01/16     3,657,217
    500    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized).......................   7.000    09/01/27       511,615

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           ILLINOIS (CONTINUED)
$   210    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A..........................   7.375%   01/01/05  $    213,570
  1,000    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A..........................   7.750    01/01/14     1,061,230
  2,000    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A............................   6.500    12/01/05     2,175,600
  1,000    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd)................   8.750    01/01/07     1,227,700
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd).............................    *       12/01/11     1,599,316
  5,000    Cook Cnty, IL Ser A (FGIC Insd) (a).........   5.500    11/15/31     5,300,100
  1,000    Crestwood, IL Tax Increment Rev Rfdg
           (Prerefunded @ 12/01/03)....................   7.250    12/01/08     1,048,250
  1,500    Hodgkins, IL Tax Increment Ser A Rfdg.......   7.625    12/01/13     1,603,665
  1,405    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A............................   8.500    12/01/15     1,521,250
    320    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj................................   8.000    11/15/06       268,458
  5,000    Illinois St First Ser (FSA Insd)............   5.250    12/01/21     5,321,250
  3,555    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev Cap Apprec McCormick Ser A Rfdg
           (MBIA Insd).................................    *       12/15/15     1,992,293
  2,800    Regional Tran Auth IL Ser A (AMBAC Insd)
           (a).........................................   8.000    06/01/17     3,936,408
  3,773    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser A (b) (f)..........................   8.375    10/15/16         7,170
  1,477    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser B (b) (f)..........................   8.375    10/15/16         2,805
    275    Round Lake Beach, IL Tax Increment Rev
           Rfdg........................................   7.200    12/01/04       281,814
    500    Round Lake Beach, IL Tax Increment Rev
           Rfdg........................................   7.500    12/01/13       515,195
  1,275    Saint Charles, IL Indl Dev Rev Tri-City Ctr
           Proj (d)....................................   7.500    11/01/13     1,278,034
  4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).......................................    *       12/01/15     2,397,221
                                                                             ------------
                                                                               64,932,070
                                                                             ------------
           INDIANA  0.9%
  2,500    Indiana Bond Bank Spl Pgm Hendricks Redev...   6.200    02/01/23     2,526,125
  1,950    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A..................................   7.125    06/01/34     1,809,288
    950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj (b) (c).........................   6.300    12/01/23       286,340
  2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj (b) (c).........................   6.400    12/01/33       602,060

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           INDIANA (CONTINUED)
$   550    Indianapolis, IN Loc Pub Impt Bond Bank Ser
           D (Escrowed to Maturity)....................   6.750%   02/01/14  $    672,425
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/11        75,757
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/12        70,176
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/13        62,686
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/14        55,917
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/15        51,797
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/16        49,827
    225    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................    *       06/30/17        76,928
                                                                             ------------
                                                                                6,339,326
                                                                             ------------
           IOWA  0.6%
  1,640    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd) (a).........................   6.000    07/01/07     1,867,517
  2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd).............................   5.750    07/01/17     2,640,360
                                                                             ------------
                                                                                4,507,877
                                                                             ------------
           KANSAS  1.2%
  1,000    Newton, KS Hosp Rev Newton Hlthcare Corp Ser
           A (Prerefunded @ 11/15/04)..................   7.750    11/15/24     1,119,380
  6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd).........................   5.625    09/01/13     7,511,262
                                                                             ------------
                                                                                8,630,642
                                                                             ------------
           KENTUCKY  2.2%
  2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (MBIA Insd) (a).............................  11.406    10/09/08     2,936,220
  2,935    Kentucky Econ Dev Fin Auth & Impt Centre
           College Proj Rfdg (FSA Insd)................   5.000    04/01/32     2,993,964
  5,000    Kentucky St Ppty & Bldgs Proj No 74 Rfdg
           (FSA Insd)..................................   5.375    02/01/17     5,505,150
    155    Kentucky St Tpk Auth Toll Rd Rev Ser A
           (Prerefunded @ 07/01/06)....................   5.500    07/01/07       171,658
  5,000    Louisville & Jefferson KY Swr Ser A (FGIC
           Insd).......................................   5.000    05/15/30     5,082,050
                                                                             ------------
                                                                               16,689,042
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           LOUISIANA  0.8%
$ 1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
           Advanced Polymer Proj Ser 1985 (Escrowed to
           Maturity)...................................  10.000%   11/15/04  $  2,256,959
  1,000    Lake Charles, LA Harbor & Terminal Dist Port
           Fac Rev Trunkline Lng Co Rfdg...............   7.750    08/15/22     1,042,800
    840    Louisiana St Hlth Edl Auth Rev Lambeth House
           Ser A Rfdg..................................   5.250    01/01/05       840,571
    310    Port New Orleans, LA Indl Dev Rev Avondale
           Inds Inc Proj Rfdg (Escrowed to Maturity)...   8.250    06/01/04       323,330
  1,400    West Feliciana Parish, LA Pollutn Ctl Rev
           Gulf States Util Co Proj Ser A..............   7.500    05/01/15     1,429,596
                                                                             ------------
                                                                                5,893,256
                                                                             ------------
           MASSACHUSETTS  4.9%
  5,485    Massachusetts Mun Whsl Elec Co Proj 6-A
           (MBIA Insd).................................   5.250    07/01/13     6,081,165
  5,000    Massachusetts St Cons Ln Ser A (AMBAC
           Insd).......................................   5.250    01/01/18     5,430,750
  7,500    Massachusetts St Fed Hwy Ser A..............   5.750    06/15/14     8,576,775
  3,500    Massachusetts St Hlth & Edl Facs Auth Rev
           (MBIA Insd) (a).............................   5.000    07/01/13     3,683,260
  1,500    Massachusetts St Indl Fin Agy Hillcrest Edl
           Ctr Inc Proj (Prerefunded @ 07/01/05).......   8.450    07/01/18     1,732,860
  5,355    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj..........................   7.100    10/01/28     5,268,356
  5,000    Massachusetts St Rol-R 143-Ser II (MBIA
           Insd) (d)...................................   8.970    11/01/16     6,291,450
                                                                             ------------
                                                                               37,064,616
                                                                             ------------
           MICHIGAN  3.9%
    920    Detroit, MI Loc Dev Fin Auth Tax Increment
           Ser C (d)...................................   6.850    05/01/21       941,362
  5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A Rfdg
           (FGIC Insd).................................   5.125    07/01/31     5,121,900
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent...................   5.250    05/15/26     1,179,514
  5,000    Michigan St Bldg Auth Rev Facs Prog Ser
           II..........................................   5.500    10/15/16     5,589,650
  5,000    Michigan St Strategic Fd Detroit Edison Co
           Proj C Rfdg (XLCA Insd).....................   5.450    12/15/32     5,174,050
  2,500    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg......................   5.650    09/01/29     2,543,900
  9,739    Michigan St Strategic Fd Ltd Oblig Rev Great
           Lakes Pulp & Fiber Proj (b) (f).............   8.000    12/01/27     1,619,191

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           MICHIGAN (CONTINUED)
$ 1,970    Michigan St Strategic Fd Solid Genesee Pwr
           Sta Proj Rfdg...............................   7.500%   01/01/21  $  1,883,911
  5,000    Western Townships, MI Util Sew Rfdg (MBIA
           Insd).......................................   5.250    01/01/16     5,437,700
                                                                             ------------
                                                                               29,491,178
                                                                             ------------
           MISSISSIPPI  0.1%
  1,010    Ridgeland, MS Urban Renewal Rev The Orchard
           Ltd Proj Ser A Rfdg.........................   7.750    12/01/15     1,043,502
                                                                             ------------

           MISSOURI  1.9%
  2,835    Kansas City, MO Port Auth Fac Riverfront
           Park Proj Ser A (a).........................   5.750    10/01/06     2,962,121
  3,935    Macon, MO Ctfs Partn (MBIA Insd)............   5.250    08/01/17     4,265,973
    505    Missouri St Econ Dev Export & Infrastructure
           Brd Med Office Fac Rev (Escrowed to
           Maturity) (MBIA Insd).......................   7.250    06/01/04       524,836
  5,000    Missouri St Hwys & Trans Cmnty Ser A........   5.125    02/01/16     5,436,550
    655    Saint Louis, MO Tax Increment Rev Scullin
           Redev Area Ser A............................  10.000    08/01/10       800,220
                                                                             ------------
                                                                               13,989,700
                                                                             ------------
           NEBRASKA  0.7%
  5,000    Omaha Convention Hotel Corp Convention Ctr
           First Tier Ser A (AMBAC Insd)...............   5.125    04/01/32     5,134,900
                                                                             ------------

           NEW HAMPSHIRE  1.0%
  1,555    New Hampshire Higher Edl & Hlth Fac Auth Rev
           (a).........................................   8.800    06/01/09     1,684,112
    890    New Hampshire Higher Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg...........   6.100    07/01/09       941,086
  1,980    New Hampshire Higher Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg
           (Prerefunded @ 07/01/04)....................   7.625    07/01/16     2,151,310
    840    New Hampshire St Business Fin Auth Elec Fac
           Rev Plymouth Cogeneration (d)...............   7.750    06/01/14       845,057
  1,000    New Hampshire St Business Fin Auth Rev Alice
           Peck Day Hlth Sys Ser A.....................   6.875    10/01/19     1,009,270
  1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
           (FGIC Insd).................................   6.750    11/01/11     1,173,280
                                                                             ------------
                                                                                7,804,115
                                                                             ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           NEW JERSEY  5.7%
$ 2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
           Refrig (b) (c) (d)..........................   8.400%   04/01/24  $  1,820,000
  3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
           (FGIC Insd).................................   9.970    09/19/19     4,157,628
  6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
           Rfdg (MBIA Insd) (a)........................   6.250    08/15/10     7,118,217
    500    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen-Trenton Ser A............   6.200    12/01/10       500,735
  2,000    New Jersey Econ Dev Auth Holt Hauling &
           Warehsg Rev Ser G Rfdg (b)..................   8.400    12/15/15     1,824,000
  1,900    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A....................   8.500    11/01/16     2,019,700
    350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
           Corp (FSA Insd).............................   6.250    07/01/14       375,771
  1,000    New Jersey Econ Dev Auth Rev Utd Methodist
           Homes (Prerefunded @ 07/01/05)..............   7.500    07/01/20     1,146,840
  1,000    New Jersey Econ Dev Auth Rev Utd Methodist
           Homes (Prerefunded @ 07/01/05)..............   7.500    07/01/25     1,146,840
    450    New Jersey St Hsg & Mtg Fin Agy Rev Home
           Buyer Ser O (MBIA Insd).....................   6.300    10/01/23       470,462
  3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
           (MBIA Insd) (a).............................   6.500    01/01/16     4,276,085
  5,710    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser A (AMBAC Insd)...................   5.750    09/15/10     6,534,067
 10,000    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser B (AMBAC Insd)...................   6.000    09/15/15    11,778,700
                                                                             ------------
                                                                               43,169,045
                                                                             ------------
           NEW YORK  11.8%
 10,000    Nassau Cnty, NY Interim Fin Auth Ser A......   5.750    11/15/14    11,234,500
  5,000    New York City Ser A (a).....................   7.000    08/01/07     5,702,350
 21,860    New York City Ser B (MBIA Insd).............   5.875    08/01/15    25,036,914
  1,420    New York City Ser D.........................   8.000    02/01/05     1,570,960
  5,000    New York City Ser D (MBIA Insd).............   5.200    08/01/14     5,440,150
    580    New York City Ser D (Escrowed to
           Maturity)...................................   8.000    02/01/05       650,783
  2,200    New York City Ser E (a).....................   5.700    08/01/08     2,339,634
  5,000    New York City Transitional Drivers Ser 307
           (Inverse Fltg) (AMBAC Insd) (d).............   8.460    08/01/19     5,743,350
  2,295    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................   5.750    02/15/11     2,502,124
  2,280    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................   5.750    02/15/12     2,560,486

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           NEW YORK (CONTINUED)
$ 2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg)..........................  11.245%   04/01/20  $  3,195,950
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser B (Inverse
           Fltg).......................................  12.304    07/01/26     3,740,250
  2,000    New York St Energy Resh & Dev Auth Pollutn
           Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
           (FGIC Insd).................................   7.200    07/01/29     2,170,360
  2,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser
           II (d)......................................   9.040    04/01/16     2,332,340
  3,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser
           II (d)......................................   9.040    04/01/18     3,422,220
  1,200    Port Auth NY & NJ Cons 95th Ser.............   6.125    07/15/22     1,274,412
 10,000    Triborough Brdg & Tunl Auth NY Gen Ser B
           Rfdg........................................   5.000    11/15/22    10,295,900
                                                                             ------------
                                                                               89,212,683
                                                                             ------------
           NORTH CAROLINA  1.3%
  8,700    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd).......................................   5.250    01/01/19     9,369,987
                                                                             ------------

           OHIO  0.4%
  2,000    Cuyahoga Cnty OH Rev A Rfdg (g).............   5.500    01/01/29     1,992,980
  1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
           Ltd Part Proj Rfdg (AMBAC Insd).............   6.375    04/01/29     1,081,720
                                                                             ------------
                                                                                3,074,700
                                                                             ------------
           OKLAHOMA  0.1%
    785    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)...............   7.997    08/01/18       866,985
                                                                             ------------

           OREGON  2.2%
  5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
           Insd).......................................   5.250    07/01/22     5,299,050
 10,000    Portland, OR Swr Sys Rev Ser A (FGIC
           Insd).......................................   5.750    08/01/18    11,411,000
                                                                             ------------
                                                                               16,710,050
                                                                             ------------
           PENNSYLVANIA  4.7%
  5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
           Sys Rev (AMBAC Insd) (a)....................   5.650    05/15/20     5,280,100
  4,445    Downingtown PA Area Sch Dist (FSA Insd).....   5.250    04/01/14     4,898,923
  2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
           (FGIC Insd).................................  10.420    06/18/15     2,649,650
    780    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......   8.000    08/01/12       791,840

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           PENNSYLVANIA (CONTINUED)
$ 3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
           Hosp Rev (Embedded Swap) (AMBAC Insd).......   6.100%   06/01/12  $  3,027,870
  5,250    Philadelphia, PA Auth Indl Ser B (FSA
           Insd).......................................   5.500    10/01/16     5,868,345
  1,735    Pittsburgh & Allegheny Cnty, PA Pub Aud
           Hotel Room (AMBAC Insd).....................   4.500    02/01/29     1,649,673
 10,000    Pittsburgh, PA Ser A (AMBAC Insd)...........   5.500    09/01/16    11,206,900
    345    Southern Chester Cnty, PA Hlth & Higher Edl
           Auth Mtg Southern Chester Cnty Med Ser A
           (Escrowed to Maturity)......................   6.100    06/01/03       347,660
                                                                             ------------
                                                                               35,720,961
                                                                             ------------
           RHODE ISLAND  0.5%
  1,795    Providence, RI Redev Agy Ctf Part Ser A.....   8.000    09/01/24     1,848,222
  1,660    Rhode Island St Econ Dev Corp Rev...........   7.250    07/01/10     1,689,432
    400    West Warwick, RI Ser (Prerefunded @
           07/15/03)...................................   7.300    07/15/08       414,224
                                                                             ------------
                                                                                3,951,878
                                                                             ------------
           SOUTH CAROLINA  2.1%
  4,305    Columbia, SC Wtrwks & Swr Sys Rfdg..........   5.000    02/01/16     4,634,117
  4,520    Columbia, SC Wtrwks & Swr Sys Rfdg..........   5.000    02/01/17     4,834,230
  5,000    Grand Strand, SC Wtr & Swr Auth (FSA
           Insd).......................................   5.000    06/01/31     5,086,100
  1,070    Piedmont Muni Pwr Agy SC Elec Rev...........   5.000    01/01/25       932,077
                                                                             ------------
                                                                               15,486,524
                                                                             ------------
           SOUTH DAKOTA  0.1%
  1,000    South Dakota St Hlth & Edl Fac Auth Rev
           Huron Regl Med Ctr..........................   7.250    04/01/20     1,031,350
                                                                             ------------

           TENNESSEE  1.9%
  4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev Rfdg
           (MBIA Insd).................................   7.750    07/01/29     5,229,400
  6,000    Montgomery Cnty, TN Rfdg & Pub Impt (FGIC
           Insd).......................................   5.500    05/01/17     6,691,680
  2,000    Springfield, TN Hlth & Edl Jesse Holman
           Jones Hosp Proj (Prerefunded @ 04/01/06)
           (a).........................................   8.500    04/01/24     2,433,480
                                                                             ------------
                                                                               14,354,560
                                                                             ------------
           TEXAS  9.8%
  1,970    Bell Cnty, TX Indl Dev Corp Solid Waste
           Disposal Rev................................   7.600    12/01/17     1,635,100
    500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp (Escrowed to
           Maturity)...................................   7.000    05/01/21       646,585

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           TEXAS (CONTINUED)
$ 4,000    Brazos River Auth TX Pollutn Ctl Rev Adj
           Elec Co Proj Ser C Rfdg.....................   5.750%   05/01/36  $  3,895,560
     90    Coastal Wtr Auth TX Conveyance Sys Rev
           (Escrowed to Maturity) (AMBAC Insd).........   6.250    12/15/17        90,156
  5,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           Impt & Rfdg (FGIC Insd).....................   5.500    11/01/31     5,184,900
  7,350    Grapevine Colleyville Indpt Sch Dist TX
           (PSFG Insd).................................    *       08/15/11     5,266,643
    555    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
           Sys Proj Rfdg (Prerefunded @ 06/01/04)......   7.125    06/01/15       593,417
  5,000    Harris Cnty, TX Senior Lien Toll Road Rfdg
           (FSA Insd)..................................   5.125    08/15/32     5,123,850
  5,900    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
           Insd).......................................   5.125    07/01/32     5,890,619
 10,000    Houston, TX Hotel Occupancy Tax Convtn &
           Entertnmnt Ser B (AMBAC Insd)...............   5.750    09/01/14    11,417,800
  7,500    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (d)...............  10.320    05/15/14     9,774,525
  6,250    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (d)...............  10.320    05/15/15     8,134,750
  3,250    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (d)...............  10.320    05/15/16     4,219,573
  2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj.........................   7.200    01/01/21     1,979,960
    500    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................   7.000    08/01/19       509,725
    500    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................   7.000    08/01/24       509,395
    709    Texas Genl Svcs Cmnty Partn Lease Purchase
           Ctfs........................................   7.500    02/15/13       720,933
  4,325    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
           Collateralized) (a).........................  12.350    07/02/24     5,307,856
  1,915    Texas St Higher Edl Coordinating Brd College
           Student Ln Rev..............................   7.849    10/01/25     1,963,315
    990    Texas St Veterans Hsg Assistance (MBIA
           Insd).......................................   6.800    12/01/23     1,028,372
                                                                             ------------
                                                                               73,893,034
                                                                             ------------
           UTAH  2.5%
  2,810    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04) (a)
           (d).........................................   9.500    12/15/18     3,171,647
  1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj........................................   7.800    09/01/15     1,017,663

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           UTAH (CONTINUED)
$ 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj........................................   8.000%   09/01/20  $    737,380
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj........................................   7.800    09/01/25       709,520
 11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
           Rfdg........................................   6.150    02/15/12    12,790,580
     95    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
           A1 (FHA Gtd)................................   7.100    07/01/14        98,071
    120    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
           A2 (FHA Gtd)................................   7.200    01/01/27       121,402
                                                                             ------------
                                                                               18,646,263
                                                                             ------------
           VERMONT  0.1%
  1,000    Vermont Edl & Hlth Bldgs Fing Agy Rev
           Bennington College Proj.....................   6.625    10/01/29     1,006,650
                                                                             ------------

           VIRGINIA  0.4%
  2,080    Loudoun Cnty, VA Partn (FSA Insd) (a).......   6.800    03/01/14     2,217,010
  1,000    Loudoun Cnty, VA Partn (FSA Insd) (a).......   6.900    03/01/19     1,066,770
                                                                             ------------
                                                                                3,283,780
                                                                             ------------
           WASHINGTON  4.3%
  5,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (XLCA Insd) (g)........................   5.500    07/01/17     5,547,550
 10,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg (FSA
           Insd).......................................   5.375    01/01/15    11,064,400
  8,000    King Cnty WA Sch Dist No 411 (FGIC Insd)....   5.250    12/01/20     8,575,840
  1,250    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (FGIC Insd)...................   7.125    07/01/16     1,613,788
  1,555    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser C Rfdg (FSA Insd) (a).....   5.375    07/01/15     1,590,858
  3,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (FSA Insd) (a).....   5.375    07/01/15     3,836,475
                                                                             ------------
                                                                               32,228,911
                                                                             ------------
           WEST VIRGINIA  0.7%
  4,000    West Virginia St Hosp Fin Auth Hosp Rev
           Bears & Bulls WV Univ Med Corp Rfdg (MBIA
           Insd).......................................   6.100    01/01/18     4,052,960
  1,500    West Virginia St Hosp Fin Auth Hosp Rev
           Bears & Bulls WV Univ Med Corp Rfdg (MBIA
           Insd).......................................   8.600    01/01/18     1,519,830
                                                                             ------------
                                                                                5,572,790
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY     VALUE
           WISCONSIN  0.0%
$   105    Wisconsin St Hlth & Edl Fac Auth Rev Hess
           Mem Hosp Assn (ACA Insd)....................   7.200%   11/01/05  $    112,126
                                                                             ------------

TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $706,968,783)......................................................   741,473,789
SHORT-TERM INVESTMENTS  1.6%
  (Cost $11,900,000).......................................................    11,900,000
                                                                             ------------

TOTAL INVESTMENTS  99.7%
  (Cost $718,868,783)......................................................   753,373,789
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%................................     2,582,389
                                                                             ------------

NET ASSETS  100.0%.........................................................  $755,956,178
                                                                             ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(b) Non-income producing security.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Payment-in-kind security.

(g) Security purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $718,868,783).......................  $753,373,789
Cash........................................................       190,239
Receivables:
  Interest..................................................    10,058,981
  Fund Shares Sold..........................................     1,467,323
  Investments Sold..........................................     1,176,778
Other.......................................................       139,123
                                                              ------------
    Total Assets............................................   766,406,233
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,428,813
  Income Distributions......................................       934,691
  Fund Shares Repurchased...................................       882,527
  Distributor and Affiliates................................       398,355
  Investment Advisory Fee...................................       309,910
  Variation Margin on Futures...............................       171,797
Trustees' Deferred Compensation and Retirement Plans........       182,505
Accrued Expenses............................................       141,457
                                                              ------------
    Total Liabilities.......................................    10,450,055
                                                              ------------
NET ASSETS..................................................  $755,956,178
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $755,450,556
Net Unrealized Appreciation.................................    34,433,127
Accumulated Undistributed Net Investment Income.............       917,239
Accumulated Net Realized Loss...............................   (34,844,744)
                                                              ------------
NET ASSETS..................................................  $755,956,178
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $675,548,301 and 45,748,316 shares of
    beneficial interest issued and outstanding).............  $      14.77
    Maximum sales charge (4.75%* of offering price).........           .74
                                                              ------------
    Maximum offering price to public........................  $      15.51
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $61,982,439 and 4,202,748 shares of
    beneficial interest issued and outstanding).............  $      14.75
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,425,438 and 1,250,849 shares of
    beneficial interest issued and outstanding).............  $      14.73
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 20,688,267
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,819,049
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $834,189, $310,916 and $92,401,
  respectively).............................................     1,237,506
Shareholder Services........................................       232,971
Legal.......................................................        53,121
Custody.....................................................        27,776
Trustees' Fees and Related Expenses.........................        12,157
Other.......................................................       186,353
                                                              ------------
    Total Expenses..........................................     3,568,933
    Less Credits Earned on Cash Balances....................         4,889
                                                              ------------
    Net Expenses............................................     3,564,044
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 17,124,223
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  4,841,253
  Futures...................................................      (650,759)
                                                              ------------
Net Realized Gain...........................................     4,190,494
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    52,585,737
  End of the Period:
    Investments.............................................    34,505,006
    Futures.................................................       (71,879)
                                                              ------------
                                                                34,433,127
                                                              ------------
Net Unrealized Depreciation During the Period...............   (18,152,610)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(13,962,116)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  3,162,107
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2003     SEPTEMBER 30, 2002
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $  17,124,223        $  36,560,116
Net Realized Gain................................      4,190,494              794,190
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (18,152,610)          23,742,553
                                                   -------------        -------------
Change in Net Assets from Operations.............      3,162,107           61,096,859
                                                   -------------        -------------
Distributions from Net Investment Income:
  Class A Shares.................................    (15,579,501)         (33,015,759)
  Class B Shares.................................     (1,213,222)          (2,621,270)
  Class C Shares.................................       (360,710)            (735,588)
                                                   -------------        -------------
Total Distributions..............................    (17,153,433)         (36,372,617)
                                                   -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (13,991,326)          24,724,242
                                                   -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     79,181,922          147,636,068
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     11,193,030           22,552,780
Cost of Shares Repurchased.......................   (100,655,508)        (200,100,482)
                                                   -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (10,280,556)         (29,911,634)
                                                   -------------        -------------
TOTAL DECREASE IN NET ASSETS.....................    (24,271,882)          (5,187,392)
NET ASSETS:
Beginning of the Period..........................    780,228,060          785,415,452
                                                   -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $917,239
  and $946,449, respectively)....................  $ 755,956,178        $ 780,228,060
                                                   =============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS                                          NINE MONTHS
                                 ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS A SHARES                 MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                  2003      2002 (b)    2001     2000     1999        1998
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $15.03      $14.56    $14.06   $14.50   $15.99      $15.77
                                 ------      ------    ------   ------   ------      ------
  Net Investment Income.......      .34         .71       .74      .79      .82         .66
  Net Realized and Unrealized
    Gain/Loss.................     (.26)        .46       .49     (.42)   (1.46)        .20
                                 ------      ------    ------   ------   ------      ------
Total from Investment
  Operations..................      .08        1.17      1.23      .37     (.64)        .86
Less Distributions from Net
  Investment Income...........      .34         .70       .73      .81      .85         .64
                                 ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.77      $15.03    $14.56   $14.06   $14.50      $15.99
                                 ======      ======    ======   ======   ======      ======

Total Return (a)..............    0.56%*      8.35%     8.93%    2.69%   -4.25%       5.62%*
Net Assets at End of the
  Period (In millions)........   $675.5      $696.4    $701.5   $688.3   $777.5      $788.7
Ratio of Expenses to Average
  Net Assets..................     .87%        .87%      .83%     .89%     .88%        .84%
Ratio of Interest Expense to
  Average Net Assets..........      N/A         N/A       N/A     .01%     .17%        .03%
Ratio of Net Investment Income
  to Average Net Assets.......    4.63%       4.89%     5.16%    5.58%    5.34%       5.63%
Portfolio Turnover............      13%*        49%       31%      45%     116%         89%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.89%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS                                          NINE MONTHS
                                 ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS B SHARES                 MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                  2003      2002 (b)    2001     2000     1999        1998
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $15.02      $14.54    $14.05   $14.49   $15.98      $15.76
                                 ------      ------    ------   ------   ------      ------
  Net Investment Income.......      .28         .60       .63      .68      .71         .57
  Net Realized and Unrealized
    Gain/Loss.................     (.27)        .48       .48     (.42)   (1.47)        .20
                                 ------      ------    ------   ------   ------      ------
Total from Investment
  Operations..................      .01        1.08      1.11      .26     (.76)        .77
Less Distributions from Net
  Investment Income...........      .28         .60       .62      .70      .73         .55
                                 ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.75      $15.02    $14.54   $14.05   $14.49      $15.98
                                 ======      ======    ======   ======   ======      ======

Total Return (a)..............    0.13%*      7.64%     8.06%    1.90%   -4.95%       5.05%*
Net Assets at End of the
  Period (In millions)........   $ 62.0      $ 65.0    $ 66.6   $ 69.5   $106.6      $197.9
Ratio of Expenses to Average
  Net Assets..................    1.62%       1.62%     1.59%    1.67%    1.63%       1.62%
Ratio of Interest Expense to
  Average Net Assets..........      N/A         N/A       N/A     .01%     .17%        .03%
Ratio of Net Investment Income
  to Average Net Assets.......    3.88%       4.13%     4.40%    4.86%    4.57%       4.85%
Portfolio Turnover............      13%*        49%       31%      45%     116%         89%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS                                          NINE MONTHS
                                 ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS C SHARES                 MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                  2003      2002 (b)    2001     2000     1999        1998
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $15.00      $14.52    $14.04   $14.48   $15.96      $15.75
                                 ------      ------    ------   ------   ------      ------
  Net Investment Income.......      .27         .60       .63      .68      .70         .57
  Net Realized and Unrealized
    Gain/Loss.................     (.26)        .48       .47     (.42)   (1.45)        .19
                                 ------      ------    ------   ------   ------      ------
Total from Investment
  Operations..................      .01        1.08      1.10      .26     (.75)        .76
Less Distributions from Net
  Investment Income...........      .28         .60       .62      .70      .73         .55
                                 ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.73      $15.00    $14.52   $14.04   $14.48      $15.96
                                 ======      ======    ======   ======   ======      ======

Total Return (a)..............    0.13%*      7.65%     8.00%    1.91%   -4.90%       4.99%*
Net Assets at End of the
  Period (In millions)........   $ 18.4      $ 18.8    $ 17.4   $ 13.8   $ 17.5      $ 15.5
Ratio of Expenses to Average
  Net Assets..................    1.62%       1.62%     1.62%    1.66%    1.63%       1.62%
Ratio of Interest Expense to
  Average Net Assets..........      N/A         N/A       N/A     .01%     .17%        .03%
Ratio of Net Investment Income
  to Average Net Assets.......    3.87%       4.13%     4.37%    4.84%    4.55%       4.86%
Portfolio Turnover............      13%*        49%       31%      45%     116%         89%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had $7,428,813 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $38,323,272 which will expire between September 30, 2003 and September 30, 2010. Of this amount, $9,418,021 will expire on September 30, 2003.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $718,189,107
                                                                ============
Gross tax unrealized appreciation...........................    $ 55,287,353
Gross tax unrealized depreciation...........................     (20,102,671)
                                                                ------------
Net tax unrealized appreciation investments.................    $ 35,184,682
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                                 2002
Distribution paid from:
  Ordinary Income...........................................    $83,445
  Long-term capital gain....................................         --
                                                                -------
                                                                $83,445
                                                                =======

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $133,190

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $4,889 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $12,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $49,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS) an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $187,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $127,500 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $671,830,634, $64,541,710 and $19,078,212 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   4,817,812    $  70,659,327
  Class B................................................     346,089        5,084,287
  Class C................................................     234,698        3,438,308
                                                           ----------    -------------
Total Sales..............................................   5,398,599    $  79,181,922
                                                           ==========    =============

Dividend Reinvestment:
  Class A................................................     697,029    $  10,229,491
  Class B................................................      50,252          736,541
  Class C................................................      15,509          226,998
                                                           ----------    -------------
Total Dividend Reinvestment..............................     762,790    $  11,193,030
                                                           ==========    =============

Repurchases:
  Class A................................................  (6,090,857)   $ (89,360,824)
  Class B................................................    (520,244)      (7,597,706)
  Class C................................................    (254,075)      (3,696,978)
                                                           ----------    -------------
Total Repurchases........................................  (6,865,176)   $(100,655,508)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $680,302,640, $66,318,588 and
$19,109,884 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    9,146,949    $ 132,261,572
  Class B...............................................      779,839       11,279,454
  Class C...............................................      282,384        4,095,042
                                                          -----------    -------------
Total Sales.............................................   10,209,172    $ 147,636,068
                                                          ===========    =============

Dividend Reinvestment:
  Class A...............................................    1,426,526    $  20,624,689
  Class B...............................................      102,707        1,483,411
  Class C...............................................       30,823          444,680
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,560,056    $  22,552,780
                                                          ===========    =============

Repurchases:
  Class A...............................................  (12,440,538)   $(180,091,131)
  Class B...............................................   (1,132,658)     (16,316,746)
  Class C...............................................     (254,346)      (3,692,605)
                                                          -----------    -------------
Total Repurchases.......................................  (13,827,542)   $(200,100,482)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and year ended September 30, 2002, 120,754 and 402,684 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and year ended September 30, 2002, no Class C Shares converted to Class A Shares.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS C         CLASS C
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

    For the six months ended March 31, 2003, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $43,200 and CDSC on redeemed shares of approximately $60,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $95,533,296 and $101,634,297, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract. Risk may arise as a

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

result of the potential inability of the counterparties to meet the terms of their contracts.

A. FUTURES CONTRACT A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2003, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2002...........................        -0-
Futures Opened..............................................      2,334
Futures Closed..............................................     (1,868)
                                                                 ------
Outstanding at March 31, 2003...............................        466
                                                                 ======

    The futures contracts outstanding as of March 31, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures June 2003 (Current
    Notional Value of $114,875 per contract)................      93         $ (4,028)
  U.S. Treasury Notes 5-Year Futures June 2003 (Current
    Notional Value of $113,500 per contract)................     373          (67,851)
                                                                 ---         --------
                                                                 466         $(71,879)
                                                                 ===         ========

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $260,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $33,700. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $3,268,200 and $186,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
49, 349, 549                                                   Member NASD/SIPC.
MIF SAR 5/03                                                    10633E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                           CREDIT QUALITY       6
               SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE STATES       7
                         TOP FIVE SECTORS       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      21
            NOTES TO FINANCIAL STATEMENTS      27

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      35
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    1.02%           1.14%(7)    0.86%(7)
------------------------------------------------------------------------------
Six-month total return(2)                -2.22%          -1.84%(7)   -0.13%(7)
------------------------------------------------------------------------------
One-year total return(2)                  5.87%           6.14%(7)    7.75%(7)
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.22%           4.23%      4.16%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.45%           5.35%(3)    4.48%
------------------------------------------------------------------------------
Commencement date                      05/28/93        05/28/93   10/19/93
------------------------------------------------------------------------------

Distribution rate(4)                      3.79%           3.21%      3.22%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.17%           5.23%      5.24%
------------------------------------------------------------------------------
SEC Yield(6)                              2.87%           2.21%      2.23%
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 38.6%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 2.63%, 1.97%, and 1.98% for Classes A, B and C, respectively, and the total returns would have been lower.

(7) Certain non-recurring payments were made to Class B and Class C Shares, resulting in an increase to the six-month total return on NAV, the six-month total return, and the one year total return by approximately 0.31% and 0.07%, respectively.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of March 31, 2003
- AAA/Aaa............  75.1%   [PIE CHART]
- AA/Aa..............   5.7%
- A/A................   8.9%
- BBB/Baa............   2.4%
- CCC/Caa............   0.1%
- Non-Rated..........   7.8%
As of September 30, 2002
- AAA/Aaa............  71.6%   [PIE CHART]
- AA/Aa..............   7.2%
- A/A................   4.2%
- BBB/Baa............   4.7%
- CCC/Caa............   0.1%
- Non-Rated..........  12.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
10/02                                                                     $0.0350                            $0.0000
11/02                                                                     $0.0350                            $0.0000
12/02                                                                     $0.0350                            $0.0477
1/03                                                                      $0.0350                            $0.0000
2/03                                                                      $0.0350                            $0.0000
3/03                                                                      $0.0350                            $0.0000

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--March 31, 2003)

New York                                                    11.4%
---------------------------------------------------------------------
Florida                                                      7.5%
---------------------------------------------------------------------
New Jersey                                                   7.1%
---------------------------------------------------------------------
Kansas                                                       6.7%
---------------------------------------------------------------------
Connecticut                                                  5.0%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
General Purpose                                                             17.7%                              15.9%
Public Building                                                             12.0%                              13.9%
Public Education                                                             9.3%                              10.8%
Water & Sewer                                                                9.0%                               6.5%
Industrial Revenue                                                           8.9%                              13.8%

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN
INTERMEDIATE TERM MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE TIMOTHY D. HANEY, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board (the Fed) helped keep rates down with a widely anticipated rate cut in November, which led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds. A combination of record supply and reaction to various tax proposals kept municipals cheap relative to other fixed-income investments. Investors wary of volatility in the equity and corporate bond markets flocked to safe haven investments which provided much of the impetus for falling interest rates. As a result, Treasury prices were bid up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries.

    More recently, insurance companies also moved heavily into municipal bonds as they recognized the value in this sector. At the same time, recognizing economic weakness, investors favored insured issues, which represented roughly 50 percent of all issuance. This credit enhancement feature made municipal bonds even more attractive.

    The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly $90 billion in 2003. Because of these challenges, investors began to favor issues that were backed directly by revenues, as opposed to general obligations backed by tax receipts. Corporate-related municipals also underperformed relative to higher-quality issues.

    Performance along the yield curve favored shorter maturities. The Fed's November rate cut fueled a rally in short-term bonds that helped drive down yields at the front end of the curve. By contrast, bonds on the long end of the curve sold off somewhat, with the long bond posting the worst--though still positive--performance of any point on the curve.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0350 per share translates to a distribution rate of 3.79 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003 the fund generated a total return of 1.02 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.20 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE FUND?

A   Our strategy during the period was
heavily influenced by the low level of interest rates. With rates at multi-decade lows at the beginning of the period, it became increasingly likely that the next major move would be up. Therefore, in an attempt to protect the fund from potential losses, we trimmed the fund's duration, a measure of interest rate sensitivity, in early October, and maintained that position throughout the period.

    We were equally proactive in managing the fund's maturity structure. With the yield curve aggressively steepening, an eventual flattening appeared likely. A flattening curve generally favors bonds at either end of the curve and penalizes intermediate maturities. In this particular instance, we expect rates to rise substantially on the short end of the curve, with less movement on the long end. As a result, we shifted some of the portfolio's holdings away from the ten-year sector. We moved toward a "barbell" maturity configuration consisting of a combination of very short maturity bonds and issues in the fifteen-year area which were priced to call dates. These premium coupon bonds shifted the fund's curve exposure to a more favorable maturity range, while offering attractive income relative to their interest rate risk.

    In light of our generally cautious outlook for credit conditions, we continued to improve the fund's credit risk profile. One of the key ways we did this was to reduce the portfolio's weighting in general obligation bonds, which are backed by volatile tax receipts. We also trimmed the fund's holdings of bonds where revenues are backed by private companies. Instead, we bought bonds in sectors backed by more stable municipal revenue streams such as water and sewer and electric system bonds.

    As the market fluctuated throughout the six-month period, different sectors and states had significant price moves. We sought to capitalize on these through active relative value trading that took advantage of short-term price moves to lock in gains for the portfolio. Many of our trades were concentrated in specialty states that have distinctive supply and demand characteristics and are especially well-suited to this kind of approach.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We anticipate that the economy is
likely to return to positive growth with the successful resolution of the Iraqi conflict. Once the economy begins to recover, interest rates are likely to begin to climb from their current lows, particularly in shorter maturities. We expect that the growth will be moderate to slow, however, and credit quality will remain a serious concern. Municipal issuance is likely to remain strong as local authorities attempt to meet their funding needs. As always, we will continue to adjust the fund's investment profile to capture emerging opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes as well.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          MUNICIPAL BONDS  92.9%
          ALABAMA  1.7%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
          Insd)....................................... 5.400%   12/01/15  $  1,364,366
   350    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)............... 7.500    12/01/08       391,037
                                                                          ------------
                                                                             1,755,403
                                                                          ------------
          ARIZONA  4.2%
   345    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev Christian Care Mesa Inc Proj A...... 7.250    04/01/05       354,908
 1,000    Maricopa Cnty, AZ Pollutn Ctl Adj AZ Pub Svc
          Co Ser C Rfdg............................... 1.700    05/01/29     1,000,050
 1,030    Maricopa Cnty, AZ Sch Dist (FGIC Insd)...... 4.750    07/01/12     1,125,399
 1,000    Maricopa Cnty, AZ Sch Dist 80 Proj of 2002
          Ser A (FSA Insd)............................ 5.000    07/01/16     1,087,300
   755    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)....................................... 7.250    07/15/10       797,167
                                                                          ------------
                                                                             4,364,824
                                                                          ------------
          ARKANSAS  1.1%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A....... 5.500    08/01/06     1,121,400
                                                                          ------------

          CALIFORNIA  2.9%
   210    California Edl Fac Auth Rev Pacific Grad
          Sch......................................... 6.950    11/01/07       226,514
 1,000    California St (AMBAC Insd).................. 6.400    09/01/08     1,189,590
 1,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)....................................... 5.375    05/01/18     1,645,170
                                                                          ------------
                                                                             3,061,274
                                                                          ------------
          COLORADO  1.3%
   240    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Ter Ser A............................. 6.800    07/01/09       246,214
    17    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser E....................................... 8.125    12/01/24        17,130
 1,000    Denver, CO City & Cnty Arpt Rev Ser A....... 7.400    11/15/04     1,081,050
                                                                          ------------
                                                                             1,344,394
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          CONNECTICUT  4.7%
$  145    Mashantucket Western Pequot Tribe, 144A--
          Private Placement (Escrowed to Maturity)
          (a)......................................... 6.500%   09/01/06  $    167,769
   565    New Britain, CT (h)......................... 5.000    04/15/04       586,860
   560    New Britain, CT (h)......................... 5.000    04/15/05       597,223
   345    New Haven, CT Indl Fac Rev Adj Govt Ctr
          Thermal Energies............................ 7.250    07/01/09       339,290
 1,250    New Haven, CT Ser B Rfdg (FGIC Insd)........ 5.250    11/01/11     1,424,663
 1,500    New Haven, CT Ser B Rfdg (FGIC Insd)........ 5.375    11/01/12     1,727,010
                                                                          ------------
                                                                             4,842,815
                                                                          ------------
          FLORIDA  6.9%
 2,000    Broward Cnty, FL Arpt Sys Rev Ser E Rfdg
          (MBIA Insd)................................. 5.375    10/01/13     2,157,640
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B-1 (AMBAC Insd)........................ 6.750    08/01/14     1,217,643
   500    Highlands Cnty, FL Hlth Facs Hosp Adventist
          Health...................................... 3.350    11/15/32       511,080
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg....................... 8.125    12/01/07       195,808
   145    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.125    07/01/06       151,136
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.625    07/01/20       263,528
 2,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
          (AMBAC Insd) (b)............................ 5.250    08/01/14     2,247,600
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Escrowed to Maturity)............ 7.125    11/01/06       338,103
   120    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev......................................... 7.250    05/01/03       120,430
                                                                          ------------
                                                                             7,202,968
                                                                          ------------
          GEORGIA  2.9%
 1,000    Athens, GA Hsg Auth Student Hsg Univ of GA
          East Campus Hsg (AMBAC Insd)................ 5.250    12/01/21     1,063,440
 1,380    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized) (b)......................... 6.625    01/01/25     1,468,458
   420    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj (Escrowed to
          Maturity)................................... 6.000    10/01/08       462,063
                                                                          ------------
                                                                             2,993,961
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          ILLINOIS  2.2%
$  200    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg................................... 7.000%   01/01/06  $    204,900
   210    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.......................... 7.375    01/01/05       213,570
   250    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A............................ 6.500    12/01/05       271,950
   545    Clay Cnty, IL Hosp Rev...................... 5.500    12/01/10       509,946
   293    Huntley, IL Spl Svc Area No. 7 Spl Tax...... 6.000    03/01/09       314,401
   500    Illinois Health Facs Auth Rev Elmhurst Mem
          Healthcare Rfdg............................. 5.000    01/01/04       511,415
   265    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area........................................ 7.625    02/01/08       280,701
                                                                          ------------
                                                                             2,306,883
                                                                          ------------
          INDIANA  2.4%
 1,000    Allen Cnty, IN Juvenile Justice Ctr First
          Mtg (AMBAC Insd)............................ 5.500    01/01/18     1,107,840
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser
          B........................................... 6.000    02/01/12     1,405,320
                                                                          ------------
                                                                             2,513,160
                                                                          ------------
          KANSAS  6.2%
   500    Burlington, KS Envrn Impt Rev............... 4.750    09/01/15       516,845
 2,065    Kansas St Dev Fin Auth Rev Dept of Comm &
          Hsg Impact (MBIA Insd) (b).................. 5.000    06/01/11     2,293,657
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka........ 5.000    02/01/20     1,047,570
   410    Wyandotte Cnty, KS City KS Univ Brd of
          Public Utility Office Bldg Complex Proj
          (MBIA Insd)................................. 5.000    05/01/10       456,105
   820    Wyandotte Cnty, KS City KS Univ Brd of
          Public Utility Office Bldg Complex Proj
          (MBIA Insd)................................. 5.000    05/01/11       910,069
   860    Wyandotte Cnty, KS City KS Univ Brd of
          Public Utility Office Bldg Complex Proj
          (MBIA Insd)................................. 5.000    05/01/12       945,544
   255    Wyandotte Cnty, KS City KS Univ Brd of
          Public Utility Office Bldg Complex Proj
          (MBIA Insd)................................. 5.000    05/01/13       278,251
                                                                          ------------
                                                                             6,448,041
                                                                          ------------
          LOUISIANA  1.4%
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (c)........................ 7.200    01/01/06       311,080
 1,065    Louisiana Loc Govt Envir Pkg Facs Garage
          Proj Ser A (AMBAC Insd)..................... 5.000    10/01/12     1,167,623
                                                                          ------------
                                                                             1,478,703
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          MASSACHUSETTS  0.4%
$  120    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj........................... 7.250%   07/01/06  $    119,537
   345    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (d)............................. 6.200    06/01/08       333,163
                                                                          ------------
                                                                               452,700
                                                                          ------------
          MICHIGAN  2.8%
 1,000    Brighton, MI Area Sch Dist Rfdg............. 5.250    05/01/18     1,088,560
 1,110    Brighton, MI Area Sch Dist Rfdg............. 5.250    05/01/20     1,191,274
   335    John Tolfree Hlth Sys Corp MI Mtg Rev
          Rfdg........................................ 5.450    09/15/06       342,169
   250    Michigan St Strategic Fd Ltd Oblig Rev
          United Waste Sys Proj....................... 5.200    04/01/10       254,250
                                                                          ------------
                                                                             2,876,253
                                                                          ------------
          MINNESOTA  0.6%
   490    Dakota Cnty, MN Hsg & Redev Auth
          Multi-Family Hsg Rev Affordable Hsg View
          Pointe Proj................................. 6.000    11/01/09       487,344
   170    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj................................... 7.000    11/01/06       173,480
                                                                          ------------
                                                                               660,824
                                                                          ------------
          MISSOURI  3.7%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A
          (FSA Insd).................................. 7.000    09/01/12     1,611,975
 1,000    Macon, MO Ctfs Partn (MBIA Insd)............ 5.250    08/01/17     1,084,110
 1,000    St. Louis, MO Arpt Rev Arpt Dev Prog Ser A
          (MBIA Insd)................................. 5.500    07/01/09     1,144,530
                                                                          ------------
                                                                             3,840,615
                                                                          ------------
          MONTANA  0.5%
   500    Crow Fin Auth, MT Tribal Purp Rev (d)....... 5.400    10/01/07       554,720
                                                                          ------------

          NEBRASKA  3.7%
 1,545    Nebraska Pub Pwr Dist Rev Ser B (AMBAC
          Insd)....................................... 5.000    01/01/15     1,680,991
 1,975    Omaha, NE Rfdg.............................. 5.000    11/01/16     2,146,904
                                                                          ------------
                                                                             3,827,895
                                                                          ------------
          NEW JERSEY  6.6%
   500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn
          Pt Marine Terminal A (e) (f) (g)............ 7.375    06/01/07       108,750
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (FGIC Insd)........... 5.750    10/01/30     1,546,720

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          NEW JERSEY (CONTINUED)
$1,000    Hudson Cnty, NJ Impt Auth Rev Waterfront
          Impt Weehawken Proj A (FSA Insd)............ 4.500%   07/01/10  $  1,081,130
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)...... 8.000    05/15/04       260,440
   800    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/06       926,736
   670    New Jersey St Edl Facs Auth Fairleigh
          Dickinson Univ Ser D (ACA Insd)............. 5.000    07/01/05       712,230
 1,000    New Jersey St Edl Facs Auth Pub Library Proj
          Grant Issue A Rfdg (AMBAC Insd)............. 5.500    09/01/16     1,124,640
   455    Rahway, NJ Ctfs Partn (MBIA Insd)........... 5.500    02/15/16       501,551
   565    Rahway, NJ Ctfs Partn (MBIA Insd)........... 5.600    02/15/17       623,235
                                                                          ------------
                                                                             6,885,432
                                                                          ------------
          NEW YORK  10.6%
   325    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A......... 5.875    12/01/09       334,198
 1,000    Metropolitan Trans Auth NY Svc Contract Ser
          B (MBIA Insd)............................... 5.500    07/01/14     1,159,360
 1,000    New York City Hlth & Hosp Health Sys Ser A
          (AMBAC Insd)................................ 5.000    02/15/11     1,098,780
   500    New York City Ser A......................... 7.000    08/01/07       570,235
 3,325    New York St Environmental Fac Ser B (b)..... 5.000    06/15/18     3,535,273
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.200    08/15/05     1,110,940
 2,000    New York, NY City Transitional Future Tax
          Secd C Rfdg (AMBAC Insd).................... 5.250    08/01/18     2,164,660
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)...... 6.900    03/01/20     1,066,680
                                                                          ------------
                                                                            11,040,126
                                                                          ------------
          NORTH CAROLINA  3.1%
 1,315    Charlotte, NC Storm Wtr Fee Rfdg............ 5.250    06/01/15     1,466,883
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D....................................... 6.450    01/01/14       703,030
 1,000    North Carolina Mun Pwr Agy Ser A (MBIA
          Insd)....................................... 5.250    01/01/19     1,077,010
                                                                          ------------
                                                                             3,246,923
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          OHIO  2.7%
$1,840    Cleveland, OH Var Purp (MBIA Insd).......... 5.000%   12/01/12  $  2,052,943
   260    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev-Port Cleveland Bd Fd B.................. 6.500    05/15/05       262,070
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj........................................ 6.000    04/01/09       467,145
                                                                          ------------
                                                                             2,782,158
                                                                          ------------
          OKLAHOMA  1.0%
 1,000    Oklahoma City, OK Arpt Trust Jr Lien 28th
          Ser (MBIA Insd)............................. 4.000    07/01/04     1,029,500
    40    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg........................... 5.750    10/01/03        40,391
                                                                          ------------
                                                                             1,069,891
                                                                          ------------
          OREGON  1.5%
 1,445    Deschutes Cnty, OR Rfdg (FSA Insd).......... 4.500    06/01/13     1,536,107
                                                                          ------------

          PENNSYLVANIA  3.3%
   900    Philadelphia, PA Gas Wks Rev Third Ser (FSA
          Insd)....................................... 5.000    08/01/10     1,000,944
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans A (FGIC Insd)......................... 5.500    04/15/16     2,240,960
   140    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A
          (Escrowed to Maturity)...................... 6.100    06/01/03       141,079
                                                                          ------------
                                                                             3,382,983
                                                                          ------------
          RHODE ISLAND  1.8%
 1,835    Rhode Island St Cons Cap Dev Ln Ser A (b)... 5.000    08/01/12     1,876,728
                                                                          ------------

          SOUTH CAROLINA  1.1%
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser
          A Rfdg (MBIA Insd).......................... 5.000    04/01/14     1,153,139
                                                                          ------------

          TENNESSEE  4.0%
 1,295    Clarksville, TN Wtr Swr & Gas Rfdg (FSA
          Insd)....................................... 5.000    02/01/13     1,430,625
 1,150    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd).......................................   *      06/01/15       668,403
 1,805    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)....................................... 5.750    12/01/11     2,104,341
                                                                          ------------
                                                                             4,203,369
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          TEXAS  1.8%
$1,000    Austin, TX Util Sys Rev Comb Ser A Rfdg
          (MBIA Insd)................................. 5.375%   11/15/05  $  1,025,100
   500    Brazos River Auth TX Pollutn Adj Elec Proj
          Ser C Rfdg.................................. 5.750    05/01/36       486,945
   300    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Arpt Proj Ser A........ 7.500    02/01/10       306,852
                                                                          ------------
                                                                             1,818,897
                                                                          ------------
          UTAH  0.2%
   210    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA/VA Gtd) (b)...................... 7.150    07/01/12       218,150
                                                                          ------------

          VIRGINIA  2.5%
   750    Chesterfield Cnty, VA Indl Dev VA Elec & Pwr
          Co Ser C.................................... 4.950    12/01/07       780,375
   500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A (d)........................ 7.450    01/01/09       497,710
 1,180    Richmond, VA Indl Dev Auth Atmore Corp Proj
          (AMBAC Insd)................................ 5.000    07/15/13     1,303,298
                                                                          ------------
                                                                             2,581,383
                                                                          ------------
          WASHINGTON  1.6%
 1,500    Clark Cnty, WA Sch Dist 114 (FSA Insd)...... 5.500    12/01/15     1,690,170
                                                                          ------------

          WEST VIRGINIA  1.5%
 1,500    West Virginia St Hosp Fin Auth (MBIA
          Insd)....................................... 6.100    01/01/18     1,519,830
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  92.9%
  (Cost $93,493,786)....................................................    96,652,119
                                                                          ------------

          SHORT-TERM INVESTMENTS  6.6%
 3,000    Burke Cnty, GA Dev Auth Pollutn Proj
          (Variable Rate Coupon) (i).................. 1.290    10/01/32     3,000,000
   400    Cuyahoga Cnty, OH Hosp Rev Adj Impt Univ
          Hosp Cleveland (Variable Rate Coupon) (i)... 1.000    01/01/16       400,000
   600    Illinois Dev Fin Auth Rev St Augustine
          College Proj (Variable Rate Coupon) (i)..... 1.150    11/01/31       600,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          SHORT-TERM INVESTMENTS (CONTINUED)
$1,550    Jackson County, MS Pollutn Ctl Rev Ser 1992
          Rfdg (Variable Rate Coupon) (i)............. 1.150%   12/01/16  $  1,550,000
 1,300    New York St Energy Rsch & Dev Savrs Brooklyn
          Union Gas (Variable Rate Coupon) (i)........ 1.298    07/01/26     1,300,000
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS  6.6%
  (Cost $6,850,000).....................................................     6,850,000
                                                                          ------------

TOTAL INVESTMENTS  99.5%
  (Cost $100,343,786)...................................................   103,502,119
OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%..............................       515,392
                                                                          ------------

NET ASSETS  100.0%......................................................  $104,017,511
                                                                          ============

*  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) Interest is accruing at less than the stated coupon.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Non-income producing security.

(f) This borrower has filed for protection in federal bankruptcy court.

(g) Security is in default.

(h) Securities purchased on a when-issued or delayed delivery basis.

(i) Security includes a put feature allowing the fund to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the fund based on the most recent reset date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $100,343,786).......................  $103,502,119
Cash........................................................       194,168
Receivables:
  Interest..................................................     1,297,716
  Fund Shares Sold..........................................       424,737
  Investments Sold..........................................       155,000
Other.......................................................        83,188
                                                              ------------
    Total Assets............................................   105,656,928
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,181,165
  Fund Shares Repurchased...................................        89,532
  Income Distributions......................................        86,543
  Distributor and Affiliates................................        65,618
  Variation Margin on Futures...............................        30,484
  Investment Advisory Fee...................................        21,796
Trustees' Deferred Compensation and Retirement Plans........       113,679
Accrued Expenses............................................        50,600
                                                              ------------
    Total Liabilities.......................................     1,639,417
                                                              ------------
NET ASSETS..................................................  $104,017,511
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $100,441,820
Net Unrealized Appreciation.................................     3,180,863
Accumulated Net Realized Gain...............................       321,824
Accumulated Undistributed Net Investment Income.............        73,004
                                                              ------------
NET ASSETS..................................................  $104,017,511
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $62,138,759 and 5,800,688 shares of
    beneficial interest issued and outstanding).............  $      10.71
    Maximum sales charge (3.25%* of offering price).........           .36
                                                              ------------
    Maximum offering price to public........................  $      11.07
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $22,882,153 and 2,131,540 shares of
    beneficial interest issued and outstanding).............  $      10.74
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,996,599 and 1,777,576 shares of
    beneficial interest issued and outstanding).............  $      10.69
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,118,828
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $69,598, $100,384 and $82,216,
  respectively).............................................     252,198
Investment Advisory Fee.....................................     230,973
Legal.......................................................      10,841
Trustees' Fees and Related Expenses.........................       7,831
Custody.....................................................       4,612
Other.......................................................     103,247
                                                              ----------
    Total Expenses..........................................     609,702
    Investment Advisory Fee Reduction.......................     115,486
    Less Credits Earned on Cash Balances....................         687
                                                              ----------
    Net Expenses............................................     493,529
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,625,299
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  303,465
  Futures...................................................      33,032
                                                              ----------
Net Realized Gain...........................................     336,497
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,044,161
  End of the Period:
    Investments.............................................   3,158,333
    Futures.................................................      22,530
                                                              ----------
                                                               3,180,863
                                                              ----------
Net Unrealized Depreciation During the Period...............    (863,298)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (526,801)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,098,498
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     MARCH 31, 2003    SEPTEMBER 30, 2002
                                                    -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  1,625,299        $  2,488,001
Net Realized Gain..................................        336,497             536,628
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (863,298)          2,502,287
                                                      ------------        ------------
Change in Net Assets from Operations...............      1,098,498           5,526,916
                                                      ------------        ------------

Distributions from Net Investment Income:
  Class A Shares...................................     (1,103,045)         (1,693,416)
  Class B Shares...................................       (325,414)           (453,963)
  Class C Shares...................................       (266,330)           (301,977)
                                                      ------------        ------------
                                                        (1,694,789)         (2,449,356)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares...................................       (240,946)                -0-
  Class B Shares...................................        (90,395)                -0-
  Class C Shares...................................        (76,669)                -0-
                                                      ------------        ------------
                                                          (408,010)                -0-
                                                      ------------        ------------
Total Distributions................................     (2,102,799)         (2,449,356)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (1,004,301)          3,077,560
                                                      ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     38,452,468          53,848,977
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      1,506,989           1,662,317
Cost of Shares Repurchased.........................    (18,686,053)        (23,625,199)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     21,273,404          31,886,095
                                                      ------------        ------------
TOTAL INCREASE IN NET ASSETS.......................     20,269,103          34,963,655
NET ASSETS:
Beginning of the Period............................     83,748,408          48,784,753
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $73,004
  and $142,494, respectively)......................   $104,017,511        $ 83,748,408
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX                                               NINE
                                       MONTHS                                            MONTHS
                                       ENDED           YEAR ENDED SEPTEMBER 30,           ENDED
CLASS A SHARES                        MAR. 31,   ------------------------------------   SEPT. 30,
                                        2003     2002 (b)    2001     2000     1999       1998
                                      -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $10.86     $10.42    $10.14   $10.22   $ 10.73    $10.54
                                       ------     ------    ------   ------   -------    ------
  Net Investment Income.............      .19        .42       .49      .46       .47       .36
  Net Realized and Unrealized
    Gain/Loss.......................     (.08)       .44       .23     (.05)     (.48)      .20
                                       ------     ------    ------   ------   -------    ------
Total from Investment Operations....      .11        .86       .72      .41      (.01)      .56
                                       ------     ------    ------   ------   -------    ------
Less:
  Distributions from Net Investment
    Income..........................      .21        .42       .43      .49       .50       .37
  Distributions from Net Realized
    Gain............................      .05        -0-       .01      -0-       -0-       -0-
                                       ------     ------    ------   ------   -------    ------
Total Distributions.................      .26        .42       .44      .49       .50       .37
                                       ------     ------    ------   ------   -------    ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $10.71     $10.86    $10.42   $10.14   $ 10.22    $10.73
                                       ======     ======    ======   ======   =======    ======

Total Return* (a)...................    1.02%**    8.48%     7.19%    4.13%    -0.10%     5.36%**
Net Assets at End of the Period (In
  millions).........................   $ 62.1     $ 53.5    $ 29.1   $ 26.6   $  29.5    $ 20.6
Ratio of Expenses to Average Net
  Assets*...........................     .77%       .85%      .77%    1.44%     1.28%     1.30%
Ratio of Net Investment Income to
  Average Net Assets*...............    3.66%      4.08%     4.78%    4.65%     4.49%     4.61%
Portfolio Turnover..................      15%**      75%      106%      85%       65%       15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    1.02%      1.14%     1.23%      N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets................    3.41%      3.79%     4.32%      N/A       N/A       N/A

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

    N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX                                               NINE
                                       MONTHS                                            MONTHS
                                       ENDED           YEAR ENDED SEPTEMBER 30,           ENDED
CLASS B SHARES                        MAR. 31,   ------------------------------------   SEPT. 30,
                                        2003     2002 (b)    2001     2000     1999       1998
                                      -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $10.84     $10.41    $10.13   $10.20   $ 10.71    $10.52
                                       ------     ------    ------   ------   -------    ------
  Net Investment Income..............     .17        .35       .42      .38       .39       .31
  Net Realized and Unrealized
    Gain/Loss........................   (.05)        .42       .22    (.04)     (.47)       .19
                                       ------     ------    ------   ------   -------    ------
Total from Investment Operations.....     .12        .77       .64      .34     (.08)       .50
                                       ------     ------    ------   ------   -------    ------
Less:
  Distributions from Net Investment
    Income...........................     .17        .34       .35      .41       .43       .31
  Distributions from Net Realized
    Gain.............................     .05        -0-       .01      -0-       -0-       -0-
                                       ------     ------    ------   ------   -------    ------
Total Distributions..................     .22        .34       .36      .41       .43       .31
                                       ------     ------    ------   ------   -------    ------
NET ASSET VALUE, END OF THE PERIOD...  $10.74     $10.84    $10.41   $10.13   $ 10.20    $10.71
                                       ======     ======    ======   ======   =======    ======

Total Return* (a)....................   1.14%**    7.61%     6.42%    3.46%    -0.81%     4.74%**
Net Assets at End of the Period (In
  millions)..........................  $ 22.9     $ 17.1    $ 11.1   $  8.6   $  10.4    $ 15.2
Ratio of Expenses to Average Net
  Assets*............................   1.53%      1.60%     1.52%    2.20%     1.97%     2.06%
Ratio of Net Investment Income to
  Average Net Assets*................   3.22%(c)   3.34%     4.02%    3.90%     3.80%     3.90%
Portfolio Turnover...................     15%**      75%      106%      85%       65%       15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   1.78%      1.89%     1.98%      N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets.................   2.97%(c)   3.05%     3.56%      N/A       N/A       N/A

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3.00%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class B Shares resulting in an increase to the Ratio of Net Investment Income to Average Net Assets of .31%.

    N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX                                               NINE
                                       MONTHS                                            MONTHS
                                       ENDED           YEAR ENDED SEPTEMBER 30,           ENDED
CLASS C SHARES                        MAR. 31,   ------------------------------------   SEPT. 30,
                                        2003     2002 (b)    2001     2000     1999       1998
                                      -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $10.82     $10.40    $10.12   $10.20   $ 10.71    $10.52
                                       ------     ------    ------   ------   -------    ------
  Net Investment Income..............     .15        .34       .42      .39       .40       .31
  Net Realized and Unrealized
    Gain/Loss........................    (.06)       .42       .22     (.06)     (.48)      .19
                                       ------     ------    ------   ------   -------    ------
Total from Investment Operations.....     .09        .76       .64      .33      (.08)      .50
                                       ------     ------    ------   ------   -------    ------
Less:
  Distributions from Net Investment
    Income...........................     .17        .34       .35      .41       .43       .31
  Distributions from Net Realized
    Gain.............................     .05        -0-       .01      -0-       -0-       -0-
                                       ------     ------    ------   ------   -------    ------
Total Distributions..................     .22        .34       .36      .41       .43       .31
                                       ------     ------    ------   ------   -------    ------
NET ASSET VALUE, END OF THE PERIOD...  $10.69     $10.82    $10.40   $10.12   $ 10.20    $10.71
                                       ======     ======    ======   ======   =======    ======

Total Return* (a)....................   0.86%**    7.52%     6.42%    3.36%    -0.81%     4.74%**
Net Assets at End of the Period (In
  millions)..........................  $ 19.0     $ 13.2    $  8.6   $  6.4   $   5.6    $  3.3
Ratio of Expenses to Average Net
  Assets*............................   1.52%      1.60%     1.52%    2.20%     2.02%     2.06%
Ratio of Net Investment Income to
  Average Net Assets*................   2.95%(c)   3.33%     4.02%    3.90%     3.75%     3.89%
Portfolio Turnover...................     15%**      75%      106%      85%       65%       15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   1.77%      1.89%     1.98%      N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets.................   2.70%(c)   3.04%     3.56%      N/A       N/A       N/A

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1.00%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets of .07%.

    N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had $1,181,165 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $100,333,332
                                                              ============
Gross tax unrealized appreciation...........................  $  3,882,044
Gross tax unrealized depreciation...........................      (713,257)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  3,168,787
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                               2002
Distributions paid from:
  Ordinary Income...........................................  $2,452

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $327,449
Undistributed long-term capital gain........................  $ 93,454

F. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $687 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the six months ended March 31, 2003, the Adviser voluntarily waived $115,486 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $19,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $16,900, representing shareholder servicing fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $81,800 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $60,490,517, $21,728,440 and $18,222,863 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,995,494    $ 21,296,462
  Class B.................................................     824,526       8,832,631
  Class C.................................................     781,031       8,323,375
                                                            ----------    ------------
Total Sales...............................................   3,601,051    $ 38,452,468
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      97,344    $  1,039,102
  Class B.................................................      22,972         245,442
  Class C.................................................      20,884         222,445
                                                            ----------    ------------
Total Dividend Reinvestment...............................     141,200    $  1,506,989
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,215,939)   $(12,964,486)
  Class B.................................................    (291,957)     (3,117,025)
  Class C.................................................    (245,046)     (2,604,542)
                                                            ----------    ------------
Total Repurchases.........................................  (1,752,942)   $(18,686,053)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $51,119,439, $15,767,392 and $12,281,585 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,495,876    $ 36,550,416
  Class B.................................................     861,798       9,041,768
  Class C.................................................     787,431       8,256,793
                                                            ----------    ------------
Total Sales...............................................   5,145,105    $ 53,848,977
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     118,435    $  1,241,803
  Class B.................................................      23,048         241,192
  Class C.................................................      17,157         179,322
                                                            ----------    ------------
Total Dividend Reinvestment...............................     158,640    $  1,662,317
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,482,136)   $(15,423,840)
  Class B.................................................    (379,038)     (3,970,421)
  Class C.................................................    (406,444)     (4,230,938)
                                                            ----------    ------------
Total Repurchases.........................................  (2,267,618)   $(23,625,199)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and the year ended September 30, 2002, 8,296 and 27,888 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and the year ended September 30, 2002, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the six months ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,700 and CDSC on redeemed shares of approximately $41,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,804,848 and $12,387,903 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to delivery date. These contracts are generally used as a substitute for purchasing and selling specific securities and used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2003, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2002...........................       0
Futures Opened..............................................     159
Futures Closed..............................................     (76)
                                                                 ---
Outstanding at March 31, 2003...............................      83
                                                                 ===

    The futures contracts outstanding as of March 31, 2003, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 5 year futures, June 2003
    (Current Notional Value of $113,500 per contract).......     67           $13,754
  U.S. Treasury Notes 10 year futures, June 2003
    (Current Notional Value of $114,875 per contract).......     16           $ 8,776
                                                                 --           -------
                                                                 83           $22,530
                                                                 ==           =======

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $129,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $6,700. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $53,600 and $50,800 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term   Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
138, 338, 538                                                  Member NASD/SIPC.
INF SAR 5/03                                                    10639E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                           CREDIT QUALITY       6
               SIX MONTH DIVIDEND HISTORY       6
                        TOP FIVE HOLDINGS       7
                         TOP FIVE SECTORS       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      18
            NOTES TO FINANCIAL STATEMENTS      24



BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES        C SHARES
----------------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    0.68%           0.31%           0.37%
----------------------------------------------------------------------------------------
Six-month total return(2)                -4.09%          -3.63%          -0.61%
----------------------------------------------------------------------------------------
One-year total return(2)                  5.01%           5.47%           8.53%
----------------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.68%           4.68%           4.96%
----------------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.28%        6.25%(3)           6.11%
----------------------------------------------------------------------------------------
Commencement date                      07/29/94        07/29/94        07/29/94
----------------------------------------------------------------------------------------
Distribution rate(4)                      3.98%           3.43%           3.42%
----------------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.96%           6.00%           5.98%
----------------------------------------------------------------------------------------
SEC Yield(6)                              3.57%           3.01%           3.00%
----------------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 42.8% which takes into consideration the deductibility of individual state taxes paid.

(6) SEC yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC yield would have been 3.00%, 2.40%, and 2.40% for Classes A, B and C Shares, respectively, and total returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2003
- AAA/Aaa............  47.0%   [PIE CHART]
- AA/Aa..............  37.1%
- A/A................   8.7%
- BBB/Baa............   4.3%
- Non-Rated..........   2.9%
As of September 30, 2002
- AAA/Aaa............  43.1%   [PIE CHART]
- AA/Aa..............  38.6%
- A/A................   8.1%
- BBB/Baa............   7.0%
- Non-Rated..........   3.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)
[BAR GRAPH]

                                                                              DIVIDENDS
                                                                              ---------
10/02                                                                          $0.0600
11/02                                                                          $0.0600
12/02                                                                          $0.0600
1/03                                                                           $0.0600
2/03                                                                           $0.0600
3/03                                                                           $0.0565

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--March 31, 2003)

Nassau County, New York Interim Financial Authority Sales
Tax Secured Series A                                         2.7%
---------------------------------------------------------------------
New York State Local Government Assistance Corporation
Series E Refunding                                           2.6%
---------------------------------------------------------------------
New York City Fiscal 2003 Series I                           2.5%
---------------------------------------------------------------------
Triborough Bridge & Tunnel Authority New York General
Purpose Series A Refunding                                   2.1%
---------------------------------------------------------------------
New York State Mortgage Agency Revenue Homeowner Mortgage
Series 82                                                    2.0%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
Higher Education                                                            21.8%                              20.6%
General Purpose                                                             21.0%                              20.6%
Transportation                                                               9.3%                              13.8%
Industrial Revenue                                                           8.7%                              10.4%
Health Care                                                                  7.2%                               5.5%

   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

                                                               [PHOTO]

                                                                        [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR
THE VAN KAMPEN NEW YORK TAX FREE INCOME FUND ABOUT THE KEY
EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND
INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD
ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S
MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE
DENNIS S. PIETRZAK, EXECUTIVE DIRECTOR; TIMOTHY D. HANEY,
VICE PRESIDENT; AND JOHN R. REYNOLDSON, EXECUTIVE
DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with levels not seen for decades, and while they climbed slightly over the period they remained quite low. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, which led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptionally high in the first quarter of 2003 as well.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb all of the issuance. Investors wary of volatility in the equity and corporate bond markets and the situation in Iraq flocked to safe haven investments, which provided much of the impetus for falling interest rates. As a result, Treasury prices were bid up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds, as their mainstay corporate bond holdings became less appealing. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive.

    The insurance feature was especially important given the deteriorating fiscal condition of most of the states. Municipalities faced enormous deficits in 2002, with their combined shortfall projected to reach roughly

$90 billion in 2003. Because of these challenges, investors generally preferred issues that were backed directly by revenues, as opposed to general obligations backed by tax receipts. Corporate-related bonds also performed poorly relative to higher-quality issues.

    The New York economy struggled along with the rest of the country, with both the state and New York City striving to plug enormous budget deficits. Both the city and state's economies suffered from the drop in Wall Street profits stemming from the falling stock market and declining corporate underwriting revenues. The state has also become mired in what appears to be an ongoing tradition of last-minute wrangling over the budget between the legislature and Governor Pataki. New York (along with California, another state facing large deficits) was among the most active issuers of new and refunded debt during the period.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0565 per share translates to a distribution rate of 3.98 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of 0.68 percent. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.20 percent. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE FUND?

A   One of our primary strategies during the period was to adjust the portfolio's maturity structure to fit the lower interest-rate environment. With the yield curve aggressively steepening, an imminent flattening began to appear more and more likely. A flattening curve generally favors intermediate maturity bonds and penalizes shorter bonds whose yields rise. Therefore, we shifted some of the portfolio's holdings in the short and short-intermediate part of the curve to the long-intermediate segment of the curve in order to capture good value. We were especially active in purchasing bonds with premium coupons, which offered the added benefit of attractive income streams.

    The fund's sector composition remained well diversified across the major segments of the New York municipal market. We added selectively to the fund's holdings of bonds tied to essential services such as water and sewer bonds. These bonds are linked to projects whose revenues are not directly related to the strength of the overall economy, and as a result, tend to be solid all-weather holdings. We also boosted the portfolio's holdings in public and higher education when attractive issues came to market.

    Finally, we moved to limit the fund's credit risk. With so much uncertainty over the near-term state of the economy, we decided to improve the fund's overall credit profile by increasing its exposure to bonds rated AAA from 43 percent to 47 percent of holdings. This was also reflective of overall issuance during the period, which was of relatively high quality.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We anticipate that the economy is likely to return to positive growth with the successful completion of Operation Iraqi Freedom. Once that happens, interest rates are likely to begin to climb from their current lows. We expect that any growth will be moderate to slow, however, and credit quality will remain a serious concern.

    Such issues will be especially important for New York's market. The state's budget woes are likely to weigh on its municipal bond market, and heavy issuance would also put downward pressure on its bonds. The key variable for the near future will be the ability of Governor Pataki and the legislature to agree on a budget. We will be watching this situation closely in the coming months and will continue to monitor the market for emerging investment opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes as well.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                              COUPON       MATURITY     VALUE
          MUNICIPAL BONDS  98.5%
          NEW YORK  97.5%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg
          Rev Van Allen Proj Ser A............         6.875%   06/01/39  $    303,989
 1,250    Hempstead Town, NY Indl Dev Adelphi
          Univ Civic Fac......................         5.750    06/01/22     1,344,337
   500    Islip, NY Cmnty Dev Agy Cmnty Dev
          Rev NY Institute of Technology Rfdg
          (Prerefunded @ 03/01/06) (a)........         7.500    03/01/26       592,085
 1,250    Long Island Pwr Auth, NY Elec Sys
          Rev Gen Ser A (AMBAC Insd)..........         5.500    12/01/09     1,434,000
 1,000    Metropolitan Trans Auth NY Rev Ser A
          Rfdg (AMBAC Insd)...................         5.500    11/15/19     1,102,400
 1,000    Metropolitan Trans Auth NY Svc
          Contract Ser A Rfdg.................         5.125    01/01/29     1,020,600
 1,000    Monroe Cnty, NY Indl Dev Agy
          Nazareth College Rochester Proj
          (MBIA Insd) (a).....................         5.250    10/01/21     1,063,420
   500    Monroe Cnty, NY Indl Dev Agy Rev
          Indl Dev Empire Sports Proj Ser A
          (a).................................         6.250    03/01/28       200,000
 1,155    Monroe Cnty, NY Indl Dev Agy Saint
          John Fisher College Proj............         5.375    06/01/09     1,297,481
 2,510    Nassau Cnty, NY Interim Fin Auth
          Sales Tax Secd Ser A (a)............         5.750    11/15/13     2,822,144
 1,000    Nassau Cnty, NY Interim Fin Auth
          Sales Tax Secd Ser A1 (AMBAC
          Insd)...............................         5.375    11/15/16     1,103,610
 2,425    New York City Fiscal 2003 Ser I.....         5.750    03/01/15     2,633,889
 1,500    New York City Hlth & Hosp Corp Rev
          Hlth Sys Ser A (FSA Insd)...........         5.500    02/15/18     1,651,875
 1,000    New York City Hlth & Hosp Corp Rev
          Hlth Sys Ser A (FSA Insd)...........         5.500    02/15/19     1,092,700
 1,000    New York City Hsg Dev Corp Ser A....         5.500    11/01/34     1,035,360
   480    New York City Indl Dev Agy Civic Fac
          Rev Cmnty Res Developmentally
          Disabled (a)........................         7.500    08/01/26       487,656
   500    New York City Indl Dev Agy Civic Fac
          Rev College of New Rochelle Proj....         5.750    09/01/17       522,995

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                              COUPON       MATURITY     VALUE
          NEW YORK (CONTINUED)
$1,800    New York City Indl Dev Agy Civic Fac
          Rev New York Inst of Technology
          Proj................................         5.250%   03/01/18  $  1,952,694
   250    New York City Indl Dev Agy Civic Fac
          Rev Staten Island Univ Hosp Proj Ser
          C...................................         6.450    07/01/32       260,512
   500    New York City Indl Dev Agy Civic Fac
          Rev YMCA Greater NY Proj............         6.000    08/01/07       560,030
 1,015    New York City Indl Dev Agy Fac Rev
          Royal Charter-NY Presbyterian (FSA
          Insd)...............................         5.250    12/15/11     1,146,199
 1,405    New York City Indl Dev Agy Fac Rev
          Royal Charter-NY Presbyterian (FSA
          Insd)...............................         5.375    12/15/16     1,569,525
 1,000    New York City Indl Dev Agy Spl Arpt
          Fac Rev Airl JFK I LLC Proj Ser A...         5.500    07/01/28       957,580
 1,440    New York City Indl Dev Agy Spl Fac
          Rev Terminal One Group Assn Proj....         6.100    01/01/09     1,484,698
   500    New York City Muni Wtr Fin Auth Wtr
          & Swr Sys Rev Ser B (AMBAC Insd)
          (a).................................         5.375    06/15/19       526,115
   500    New York City Muni Wtr Fin Ser B....         6.000    06/15/33       581,895
   825    New York City Muni Wtr Fin Ser B
          (Prerefunded @ 06/15/10)............         6.000    06/15/33       985,710
 1,000    New York City Ser A Rfdg............         5.250    03/15/14     1,104,910
   500    New York City Ser B.................         5.700    08/15/07       553,195
 1,000    New York City Ser B (MBIA Insd).....         5.875    08/01/15     1,145,330
 1,020    New York City Ser H.................         5.750    03/15/13     1,112,534
 1,000    New York City Ser H (FGIC Insd).....         6.000    08/01/12     1,177,390
 1,000    New York City Transitional Fin Auth
          Rev Future Tax Secd Ser A Rfdg
          (b).................................  5.500/14.000    11/01/26     1,113,100
 1,500    New York City Transitional Fin Auth
          Rev Future Tax Secd Ser C...........         5.250    08/01/21     1,592,505
 1,540    New York City Transitional Future
          Tax Secd Ser B......................         5.500    02/01/15     1,713,481
 1,000    New York City Transitional Future
          Tax Secd Ser D......................         5.250    02/01/19     1,077,550
   510    New York St Dorm Auth Lease Rev Insd
          St Judicial Inst At Pace (AMBAC
          Insd)...............................         5.500    07/01/09       584,649

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                              COUPON       MATURITY     VALUE
          NEW YORK (CONTINUED)
$  600    New York St Dorm Auth Lease Rev Insd
          St Judicial Inst At Pace (AMBAC
          Insd) (a)...........................         5.500%   07/01/10  $    687,378
 1,500    New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pgm Ser 1 (FSA
          Insd)...............................         5.500    01/15/14     1,680,330
 1,000    New York St Dorm Auth Lease Rev St
          Univ Dorm Fac.......................         5.375    07/01/16     1,100,910
 1,000    New York St Dorm Auth Rev City Univ
          Cons Third Ser 1 (FGIC Insd)........         5.250    07/01/25     1,041,050
 1,230    New York St Dorm Auth Rev City Univ
          Ser D Rfdg (FSA Insd)...............         5.750    07/01/12     1,413,750
   750    New York St Dorm Auth Rev City Univ
          Sys Cons Ser A......................         5.625    07/01/16       863,070
 1,000    New York St Dorm Auth Rev City Univ
          Sys Cons Ser B......................         6.000    07/01/14     1,163,120
   600    New York St Dorm Auth Rev City Univ
          Sys Third Gen Res 2 Rfdg............         6.000    07/01/05       658,170
 1,455    New York St Dorm Auth Rev Insd NY
          Sarc Inc Ser A (FSA Insd)...........         5.000    07/01/11     1,612,897
 1,055    New York St Dorm Auth Rev Insd NY St
          Rehab Assn Ser A (AMBAC Insd).......         5.500    07/01/13     1,198,818
 1,040    New York St Dorm Auth Rev Insd NY St
          Rehab Assn Ser A (AMBAC Insd).......         5.500    07/01/15     1,171,092
 1,000    New York St Dorm Auth Rev Mental
          Hlth Svc Fac Impt Ser B (MBIA
          Insd)...............................         5.250    08/15/31     1,035,900
 1,200    New York St Dorm Auth Rev Miriam
          Osborn Mem Home Ser B (ACA Insd)....         6.375    07/01/29     1,311,744
   750    New York St Dorm Auth Rev Nursing
          Home Menorah Campus (FHA Gtd).......         5.950    02/01/17       814,703
 1,000    New York St Dorm Auth Rev Sch Dist
          Fin Pgm Ser C (MBIA Insd)...........         5.250    10/01/16     1,100,070
 1,000    New York St Dorm Auth Rev Sch Dist
          Fin Pgm Ser D (MBIA Insd)...........         5.500    10/01/17     1,116,330
 1,000    New York St Dorm Auth Rev Sch Dist
          Fin Pgm Ser I.......................         5.750    10/01/18     1,138,460
 1,000    New York St Dorm Auth Rev Secd Hosp
          North Gen Hosp Rfdg.................         5.750    02/15/17     1,134,110
 1,000    New York St Dorm Auth Rev Secd Hosp
          North Gen Hosp Rfdg.................         5.750    02/15/18     1,105,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                              COUPON       MATURITY     VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Dorm Auth Rev Second
          Hosp Interfaith Med Cent Ser D (FSA
          Insd) (a)...........................         5.750%   02/15/08  $  1,136,130
 1,000    New York St Dorm Auth Rev St
          Personal Income Tax Ed Ser A........         5.375    03/15/20     1,079,150
 1,000    New York St Dorm Auth Rev St
          Personal Income Tax Ed Ser A........         5.000    03/15/32     1,014,470
 1,000    New York St Dorm Auth Rev St Univ Ed
          Fac 1989 Res (MBIA Insd)............         6.000    05/15/15     1,165,400
 1,000    New York St Dorm Auth Rev St Univ Ed
          Fac Ser A...........................         5.250    05/15/21     1,096,780
 1,140    New York St Dorm Auth Rev St Univ Ed
          Fac Ser A (FSA Insd)................         5.875    05/15/17     1,368,182
 1,665    New York St Dorm Auth Rev St Univ Ed
          Fac Ser B (FSA Insd) (a)............         5.250    05/15/13     1,881,916
   500    New York St Energy Resh & Dev Auth
          Gas Fac Rev Brooklyn Union Gas Ser B
          (Inverse Fltg) (a) (c)..............        12.304    07/01/26       623,375
 1,000    New York St Environ Fac Corp St
          Clean Wtr & Drinking Revolving Fds
          Pooled Fin Pgm I....................         5.250    09/15/19     1,079,200
 1,890    New York St Environ Fac Corp St
          Clean Wtr & Drinking Revolving Fds
          Ser B...............................         5.000    12/15/21     1,966,961
 2,280    New York St Loc Govt Assist Corp Ser
          E Rfdg (a)..........................         6.000    04/01/14     2,704,285
 1,500    New York St Med Care Fac Fin Hosp &
          Nursing Home Ser D Agy Rev (FHA Gtd)
          (a).................................         6.200    02/15/28     1,631,850
 1,000    New York St Mtg Agy Rev Homeowner
          Mtg Ser 71..........................         5.400    04/01/29     1,029,380
 2,000    New York St Mtg Agy Rev Homeowner
          Mtg Ser 82 (a)......................         5.650    04/01/30     2,079,700
 1,000    New York St Mtg Agy Rev Ser 101.....         5.400    04/01/32     1,042,750
 1,000    New York St Ser A Rfdg..............         5.250    03/15/15     1,097,110
 1,000    New York St Twy Auth Svc Contract
          Rev Loc Hwy & Brdg..................         6.000    04/01/07     1,140,420
 1,000    New York St Twy Auth Svc Contract
          Rev Loc Hwy & Brdg (AMBAC Insd).....         5.500    04/01/11     1,133,390
 1,500    New York St Twy Auth Svc Contract
          Rev Loc Hwy & Brdg (a)..............         5.500    04/01/16     1,671,660
   500    New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg.........         5.500    01/01/14       565,210

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                              COUPON       MATURITY     VALUE
          NEW YORK (CONTINUED)
$1,500    New York St Urban Dev Corp Rev
          Personal Income Tax Ser C...........         5.000%   03/15/33  $  1,514,610
 1,400    New York St Urban Dev Corp Rev
          Personal Income Tax St Fac Ser A....         5.375    03/15/18     1,524,432
   420    Niagara Falls, NY Pub Impt (MBIA
          Insd) (a)...........................         6.900    03/01/20       448,006
   325    Oneida Cnty, NY Indl Dev Agy Civic
          Fac Saint Elizabeth Med Ser A.......         5.875    12/01/29       284,593
   200    Port Auth NY & NJ Spl Oblig (a).....         7.000    10/01/07       211,710
   555    Rockland Cnty, NY Indl Dev Agy Civic
          Fac Rev Dominican College Proj,
          144A-Private Placement (d)..........         6.250    05/01/28       539,577
 1,000    Rondout Vly Cent Sch Dist NY Accord
          Ser A Rfdg (FGIC Insd)..............         5.000    03/01/19     1,050,980
 1,320    Sodus, NY Cent Sch Dist Rfdg (FGIC
          Insd)...............................         5.125    06/15/18     1,413,905
   110    Syracuse, NY Hsg Auth Rev Sub Proj
          Loretto Rest Ser B (a)..............         7.500    08/01/10       111,268
   250    Syracuse, NY Indl Dev Agy Rev First
          Mtg Jewish Home Ser A...............         7.375    03/01/21       259,495
 2,000    Triborough Brdg & Tunl Auth NY Gen
          Purp Ser A (a)......................         5.250    01/01/18     2,151,560
 1,500    Triborough Brdg & Tunl Auth NY Rev
          Gen Purp Ser A......................         5.000    01/01/32     1,516,305
   275    Ulster Cnty, NY Indl Dev Agy Civic
          Fac Rev Benedictine Hosp Proj Ser A
          (a).................................         6.250    06/01/08       267,344
 1,000    Ulster Cnty, NY Res Recovery Agy
          Solid Waste Sys Rev Rfdg............         5.250    03/01/18     1,083,990
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth
          NY Wtr Sys Rev (AMBAC Insd).........         5.750    04/01/20     1,121,710
   415    Utica, NY Indl Dev Agy Civic Fac Rev
          Utica College Proj Ser A............         5.750    08/01/28       390,498
 1,000    Yonkers, NY Indl Dev Agy Civic Fac
          Rev Cmnty Dev Ppty Yonkers Inc Ser
          A...................................         6.625    02/01/26     1,068,100
                                                                          ------------
                                                                           103,720,447
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                              COUPON       MATURITY     VALUE
          U. S. VIRGIN ISLANDS  1.0%
$1,000    Virgin Islands Pub Fin Auth Rev
          Gross Rcpt Taxes Ln Nt Ser A........         6.375%   10/01/19  $  1,114,920
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $99,618,691)....................................................   104,835,367

SHORT-TERM INVESTMENTS  0.9%
  (Cost $950,000).......................................................       950,000
                                                                          ------------

TOTAL INVESTMENTS  99.4%
  (Cost $100,568,691)...................................................   105,785,367
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.............................       585,783
                                                                          ------------

NET ASSETS  100.0%......................................................  $106,371,150
                                                                          ============

(a) Asset segregated as collateral for open futures transactions.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $100,568,691).......................  $105,785,367
Cash........................................................        88,346
Receivables:
  Interest..................................................     1,387,038
  Fund Shares Sold..........................................       692,061
Other.......................................................        45,086
                                                              ------------
    Total Assets............................................   107,997,898
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,137,731
  Fund Shares Repurchased...................................       120,529
  Income Distributions......................................        90,147
  Distributor and Affiliates................................        79,495
  Variation Margin on Futures...............................        43,719
Accrued Expenses............................................        87,715
Trustees' Deferred Compensation and Retirement Plans........        67,412
                                                              ------------
    Total Liabilities.......................................     1,626,748
                                                              ------------
NET ASSETS..................................................  $106,371,150
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $101,769,794
Net Unrealized Appreciation.................................     5,197,539
Accumulated Undistributed Net Investment Income.............        12,274
Accumulated Net Realized Loss...............................      (608,457)
                                                              ------------
NET ASSETS..................................................  $106,371,150
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $51,745,665 and 3,185,375 shares of
    beneficial interest issued and outstanding).............  $      16.24
    Maximum sales charge (4.75%* of offering price).........           .81
                                                              ------------
    Maximum offering price to public........................  $      17.05
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $41,454,166 and 2,555,141 shares of
    beneficial interest issued and outstanding).............  $      16.22
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,171,319 and 811,187 shares of
    beneficial interest issued and outstanding).............  $      16.24
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,424,857
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $59,901, $200,985 and $60,325,
  respectively).............................................      321,211
Investment Advisory Fee.....................................      301,482
Accounting..................................................       28,466
Shareholder Services........................................       25,937
Shareholder Reports.........................................       22,229
Trustees' Fees and Related Expenses.........................        7,905
Legal.......................................................        6,439
Custody.....................................................        5,317
Other.......................................................       22,164
                                                              -----------
    Total Expenses..........................................      741,150
    Investment Advisory Fee Reduction.......................      301,482
    Less Credits Earned on Cash Balances....................          571
                                                              -----------
    Net Expenses............................................      439,097
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,985,760
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   704,928
  Futures...................................................     (230,771)
                                                              -----------
Net Realized Gain...........................................      474,157
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,122,812
  End of the Period:
    Investments.............................................    5,216,676
    Futures.................................................      (19,137)
                                                              -----------
                                                                5,197,539
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,925,273)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,451,116)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   534,644
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2003     SEPTEMBER 30, 2002
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,985,760         $  3,823,772
Net Realized Gain................................        474,157            1,168,453
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (1,925,273)           3,243,757
                                                    ------------         ------------
Change in Net Assets from Operations.............        534,644            8,235,982
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (1,066,735)          (2,039,139)
  Class B Shares.................................       (743,050)          (1,433,678)
  Class C Shares.................................       (222,701)            (354,893)
                                                    ------------         ------------
Total Distributions..............................     (2,032,486)          (3,827,710)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,497,842)           4,408,272
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     17,788,485           29,177,083
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,457,939            2,645,188
Cost of Shares Repurchased.......................    (11,405,766)         (21,982,908)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      7,840,658            9,839,363
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................      6,342,816           14,247,635
NET ASSETS:
Beginning of the Period..........................    100,028,334           85,780,699
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $12,274
  and $59,000, respectively).....................   $106,371,150         $100,028,334
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS                                          NINE MONTHS
                                   ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS A SHARES                   MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                    2003      2002 (a)    2001     2000     1999        1998
                                 ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD.....................   $16.49      $15.76    $14.91   $14.94   $16.22      $15.73
                                   ------      ------    ------   ------   ------      ------
 Net Investment Income..........      .35         .74       .73      .77      .79         .60
 Net Realized and Unrealized
   Gain/Loss....................     (.24)        .73       .88     (.07)   (1.19)        .51
                                   ------      ------    ------   ------   ------      ------
Total from Investment
 Operations.....................      .11        1.47      1.61      .70     (.40)       1.11
                                   ------      ------    ------   ------   ------      ------
Less:
 Distributions from Net
   Investment Income............      .36         .74       .76      .73      .79         .60
 Distributions from Net Realized
   Gain.........................      -0-         -0-       -0-      -0-      .09         .02
                                   ------      ------    ------   ------   ------      ------
Total Distributions.............      .36         .74       .76      .73      .88         .62
                                   ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
 PERIOD.........................   $16.24      $16.49    $15.76   $14.91   $14.94      $16.22
                                   ======      ======    ======   ======   ======      ======

Total Return* (b)...............    0.68%**     9.63%    10.97%    4.91%   -2.61%       7.11%**
Net Assets at End of the Period
 (In millions)..................   $ 51.7      $ 47.5    $ 43.5   $ 29.0   $ 36.6      $ 25.0
Ratio of Expenses to Average Net
 Assets*........................     .48%        .38%      .53%     .61%     .33%        .39%
Ratio of Net Investment Income
 to Average Net Assets*.........    4.33%       4.68%     4.74%    5.26%    5.03%       5.01%
Portfolio Turnover..............      14%**       43%       30%      58%      67%         53%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets.........................    1.08%       1.07%     1.13%    1.32%    1.23%       1.43%
Ratio of Net Investment Income
 to Average Net Assets..........    3.73%       3.99%     4.14%    4.56%    4.13%       3.97%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS                                          NINE MONTHS
                                   ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS B SHARES                   MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                    2003      2002 (a)    2001     2000     1999        1998
                                 ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD.....................   $16.47      $15.74    $14.90   $14.92   $16.21      $15.73
                                   ------      ------    ------   ------   ------      ------
 Net Investment Income..........      .29         .62       .62      .66      .68         .51
 Net Realized and Unrealized
   Gain/Loss....................     (.24)        .73       .86     (.06)   (1.20)        .51
                                   ------      ------    ------   ------   ------      ------
Total from Investment
 Operations.....................      .05        1.35      1.48      .60     (.52)       1.02
                                   ------      ------    ------   ------   ------      ------
Less:
 Distributions from Net
   Investment Income............      .30         .62       .64      .62      .68         .52
 Distributions from Net Realized
   Gain.........................      -0-         -0-       -0-      -0-      .09         .02
                                   ------      ------    ------   ------   ------      ------
Total Distributions.............      .30         .62       .64      .62      .77         .54
                                   ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
 PERIOD.........................   $16.22      $16.47    $15.74   $14.90   $14.92      $16.21
                                   ======      ======    ======   ======   ======      ======

Total Return* (b)...............    0.31%**     8.83%    10.09%    4.17%   -3.34%       6.58%**
Net Assets at End of the Period
 (In millions)..................   $ 41.5      $ 40.5    $ 35.0   $ 28.8   $ 28.2      $ 19.0
Ratio of Expenses to Average Net
 Assets*........................    1.23%       1.13%     1.28%    1.36%    1.08%       1.14%
Ratio of Net Investment Income
 to Average Net Assets*.........    3.58%       3.93%     3.99%    4.51%    4.27%       4.26%
Portfolio Turnover..............      14%**       43%       30%      58%      67%         53%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets.........................    1.83%       1.82%     1.88%    2.07%    1.98%       2.19%
Ratio of Net Investment Income
 to Average Net Assets..........    2.98%       3.24%     3.39%    3.81%    3.37%       3.21%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS                                          NINE MONTHS
                                  ENDED           YEAR ENDED SEPTEMBER 30,             ENDED
CLASS C SHARES                  MARCH 31,    -----------------------------------   SEPTEMBER 30,
                                   2003      2002 (a)    2001     2000     1999        1998
                                ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD..................     $16.48      $15.75    $14.91   $14.92   $16.20      $15.73
                                  ------      ------    ------   ------   ------      ------
 Net Investment Income.......        .29         .62       .60      .68      .68         .51
 Net Realized and Unrealized
   Gain/Loss.................       (.23)        .73       .88     (.07)   (1.19)        .50
                                  ------      ------    ------   ------   ------      ------
Total from Investment
 Operations..................        .06        1.35      1.48      .61     (.51)       1.01
                                  ------      ------    ------   ------   ------      ------
Less:
 Distributions from Net
   Investment Income.........        .30         .62       .64      .62      .68         .52
 Distributions from Net
   Realized Gain.............        -0-         -0-       -0-      -0-      .09         .02
                                  ------      ------    ------   ------   ------      ------
Total Distributions..........        .30         .62       .64      .62      .77         .54
                                  ------      ------    ------   ------   ------      ------
NET ASSET VALUE, END OF THE
 PERIOD......................     $16.24      $16.48    $15.75   $14.91   $14.92      $16.20
                                  ======      ======    ======   ======   ======      ======

Total Return* (b)............      0.37%**     8.83%    10.09%    4.24%   -3.28%       6.51%**
Net Assets at End of the
 Period (In millions)........     $ 13.2      $ 12.0    $  7.3   $  4.6   $  5.1      $  3.1
Ratio of Expenses to Average
 Net Assets*.................      1.23%       1.13%     1.30%    1.36%    1.08%       1.14%
Ratio of Net Investment
 Income to Average Net
 Assets*.....................      3.61%       3.92%     3.97%    4.52%    4.28%       4.22%
Portfolio Turnover...........        14%**       43%       30%      58%      67%         53%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets..................      1.83%       1.82%     1.90%    2.07%    1.98%       2.18%
Ratio of Net Investment
 Income to Average Net
 Assets......................      3.01%       3.23%     3.37%    3.81%    3.38%       3.17%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, the Fund had no when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $993,943 which will expire on September 30, 2009.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $100,608,743
                                                              ============
Gross tax unrealized appreciation...........................  $  5,606,720
Gross tax unrealized depreciation...........................      (430,096)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  5,176,624
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                               2002
Distributions paid from:
  Ordinary income...........................................  $25,277
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $25,277
                                                              =======

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $4,711

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $571 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.60%
Over $500 million...........................................     0.50%

    For the six months ended March 31, 2003, the Adviser voluntarily waived $301,482 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $2,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $17,200 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $17,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $42,368 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $49,887,869, $39,057,271 and $12,824,654 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................    625,341    $ 10,116,477
  Class B.................................................    296,748       4,795,985
  Class C.................................................    177,848       2,876,023
                                                            ---------    ------------
Total Sales...............................................  1,099,937    $ 17,788,485
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     47,816    $    772,340
  Class B.................................................     32,052         517,024
  Class C.................................................     10,440         168,575
                                                            ---------    ------------
Total Dividend Reinvestment...............................     90,308    $  1,457,939
                                                            =========    ============
Repurchases:
  Class A.................................................   (365,851)   $ (5,910,222)
  Class B.................................................   (234,941)     (3,792,079)
  Class C.................................................   (105,848)     (1,703,465)
                                                            ---------    ------------
Total Repurchases.........................................   (706,640)   $(11,405,766)
                                                            =========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $44,909,274, $37,536,341 and $11,483,521 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     932,347    $ 14,737,924
  Class B.................................................     555,685       8,780,808
  Class C.................................................     357,695       5,658,351
                                                            ----------    ------------
Total Sales...............................................   1,845,727    $ 29,177,083
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      91,984    $  1,451,414
  Class B.................................................      59,837         942,959
  Class C.................................................      15,889         250,815
                                                            ----------    ------------
Total Dividend Reinvestment...............................     167,710    $  2,645,188
                                                            ==========    ============
Repurchases:
  Class A.................................................    (903,144)   $(14,306,507)
  Class B.................................................    (377,400)     (5,933,734)
  Class C.................................................    (110,184)     (1,742,667)
                                                            ----------    ------------
Total Repurchases.........................................  (1,390,728)   $(21,982,908)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and year ended September 30, 2002, 31,878 and 50,806 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2003 and year ended September 30, 2002, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

The CDSC for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $31,300 and CDSC on redeemed shares of approximately $45,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,268,112 and $13,974,315, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the values of the contract (variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2003, are as follows:

                                                              CONTRACTS
Outstanding at September 30, 2002...........................     -0-
Futures Opened..............................................     375
Futures Closed..............................................    (256)
                                                                ----
Outstanding at March 31, 2003...............................     119
                                                                ====

    The futures contracts outstanding as of March 31, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures June 2003
    (Current Notional Value of $114,875 per contract).......      23             (996)
  U.S. Treasury Notes 5-Year Futures June 2003
    (Current Notional Value of $113,500 per contract).......      96          (18,141)
                                                                 ---         --------
                                                                 119         $(19,137)
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003, are payments retained by Van Kampen of approximately $177,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $8,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $924,400 and $16,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
235, 325, 425                                                  Member NASD/SIPC.
NYTF SAR 5/03                                                   10641E03-AP-5/03